UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5857

Columbia Funds Institutional Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	July 31, 2007

Date of reporting period:	January 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

CMG CORE BOND FUND
CMG SHORT TERM BOND FUND
CMG ULTRA SHORT TERM BOND FUND
CMG HIGH YIELD FUND
PORTFOLIOS OF COLUMBIA FUNDS INSTITUTIONAL TRUST

Semiannual Report
January 31, 2007

Not FDIC
Insured

May Lose Value

No Bank Guarantee

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment advisor and indirect, wholly owned subsidiary of Bank of America Corporation and is part of Columbia Management.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Table of Contents

Fund Profile

CMG Core Bond Fund	1

CMG Short Term Bond Fund	5

CMG Ultra Short Term Bond Fund	9

CMG High Yield Fund	13

Financial Statements

Financial Highlights	17

Schedule of Investments	21

Statements of Assets and Liabilities	62

Statements of Operations	63

Statements of Changes in Net Assets	64

Notes to Financial Statements	66

Board Consideration and Approval of Investment Advisory Agreements	77

Summary of Management Fee Evaluation by Independent Fee Consultant	80

The views expressed in the fund profiles reflect the current views of the portfolio managers of the funds included in this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the portfolio managers disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular fund. References to specific company securities should not be construed as a recommendation or investment advice.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period ended January 31, 2007, CMG Core Bond Fund returned 3.67%. The fund's return was in line with its benchmark, the Lehman Brothers U.S. Aggregate Bond Index,1 which returned 3.65%. It was slightly above the average return of its peer group, the Lipper Corporate Debt Funds A Rated Classification, which was 3.57% over the same period.2 Investments in non-Treasury securities boosted the fund relative to its benchmark and peer group.

•  Intermediate-term interest rates declined modestly during the period. Yields on 5-year Treasury securities fell by one-tenth of a percentage point and 10-year yields declined only slightly more. Because the fund's maturity profile approximated that of its benchmark, this slight movement did not produce any gains for the fund relative to its benchmark. The fund's incremental performance advantage came from the corporate sector, where intermediate corporate bonds outperformed comparable Treasury securities. The fund benefited because it had more exposure to corporate bonds than its benchmark and also, we believe, more exposure than its peer group.

•  The same situation applied to the mortgage-backed and asset-backed sectors, where the fund was also overweight relative to its benchmark. However, within the mortgage-backed sector, we gave up some opportunity by focusing on 15-year maturities. We believed that 15-year securities had the potential to outperform in an environment of rapidly-changing interest rates. However, the stability of rates during the period favored 30-year securities, which were superior performers. We increased the fund's commitment to 30-year mortgage pass-throughs as the period wore on.

•  With the Federal Reserve on indefinite hold, we expect interest rates to continue to trade in a fairly narrow range. Yields are essentially flat across a wide range of maturities, and the fund's maturity structure continues to be neutral with respect to its benchmark. We plan to continue to maintain a higher commitment than the benchmark to investment-grade corporate bonds, high-quality asset-backed securities and AAA-rated mortgage-backed securities, a stance that has benefited the fund in recent months.

1 The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

We appreciate your continued confidence in the CMG Core Bond Fund.

Portfolio Management

Leonard A. Aplet has co-managed the CMG Core Bond Fund since September 2000 and has been with the advisor or its predecessors or affiliate organizations since 1987.

Richard R. Cutts has co-managed the fund since November 2000 and has been with the advisor or its predecessors or affiliate organizations since 1994.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2007 were:

(%)
Federal Home Loan Mortgage Corp., 5.500% 08/01/2021	4.5
U.S. Treasury Bonds, 6.250% 08/15/2023	3.3
U.S. Treasury Notes, 3.875% 02/15/2013	3.1
Federal Home Loan Mortgage Corp., 4.500% 03/15/2018	2.9
Federal National Mortgage Association, 5.500% 11/01/2036	2.8
Federal Home Loan Mortgage Corp., 5.500% 08/01/2035	2.7
Federal National Mortgage Association, 5.250% 08/01/2012	2.4
Washington Mutual Mortgage Securities Corp., 5.500% 10/25/2035	2.2
Government National Mortgage Association, 4.500% 04/16/2028	1.9
Structures Asset Securities Corp., 5.500% 07/25/2033	1.8

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

2

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table and chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return as of January 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Core Bond Fund	09/01/00	3.67	4.31	4.39	5.68
Lehman Brothers U.S. Aggregate Bond Index		3.65	4.28	4.88	6.01

Average annual total return as of December 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Core Bond Fund	09/01/00	5.13	4.31	4.48	5.75
Lehman Brothers U.S. Aggregate Bond Index		5.09	4.33	5.06	6.10

Growth of a $3,000,000 investment, September 1, 2000 to January 31, 2007

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Index performance is from September 1, 2000.

3

UNDERSTANDING YOUR EXPENSES – CMG Core Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2006 – January 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,036.70	1,023.95	1.28	1.28	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half- year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

4

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period ended January 31, 2007, CMG Short Term Bond Fund returned 2.67%. The fund outperformed its benchmark the Merrill Lynch 1-3 Year U.S. Treasury Index,1 which returned 2.37% during the period. The fund also exceeded the average return of its peer group, the Lipper Short Investment Grade Debt Funds Classification, which was 2.57%.2 The fund was able to extract modest advantages from its trading strategies within the Treasury market and incremental gains from its non-Treasury holdings.

•  In sharp contrast to recent reporting periods, the Federal Reserve Board (the Fed) did not intervene on short-term interest rates during the past six months. However, there were several shifts in investor sentiment. During the first four months of the period, interest rates declined substantially. In the last two months they rebounded, ending the period only slightly lower than where they started.

•  The combination of slightly higher money market rates and slightly lower rates on two-year securities enabled the fund to make several tactical trades within the Treasury market. The fund also achieved extra returns through overweight positions in short-term corporate bonds and short duration mortgage-backed and asset-backed securities, as each of these categories outperformed comparable Treasury securities.

•  With the Fed expected to be on hold for the near term, we look for interest rates to remain in a fairly narrow trading range. We have therefore moved the portfolio's maturity in line with its benchmark. The fund remains overweight relative to its benchmark in investment-grade corporate bonds and AAA-rated mortgage-backed securities.

1 The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of sovereign debt publicly issued in the US domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

5

We appreciate your continued confidence in the CMG Short Term Bond Fund.

Portfolio Management

Leonard A. Aplet has co-managed the CMG Short Term Bond Fund since February 1998 and has been with the advisor or its predecessors or affiliate organizations since 1987.

Richard R. Cutts has co-managed the fund since November 2000 and has been with the advisor or its predecessors or affiliate organizations since 1994.

Ronald Stahl has co-managed the fund since November 2006 and has been with the advisor or its predecessors or affiliate organizations since 1998.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2007 were:

(%)
Federal National Mortgage Association, 4.750% 08/03/2007	3.7
Countrywide Alternative Loan Trust, 5.500% 02/25/2036	2.5
U.S. Treasury Inflation Indexed Notes, 3.875% 01/15/2009	2.4
Federal Home Loan Mortgage Corp., 5.500% 02/15/2025	2.2
Capital Auto Receivables Asset Trust, 3.580% 01/15/2009	2.1
Federal National Mortgage Association, 5.500% 07/25/2025	2.1
JPMorgan Mortgage Trust, 5.766% 04/25/2036	1.8
Long Beach Auto Receivable Trust, 4.050% 04/15/2011	1.8
MASTR Asset Securitization Trust, 5.750% 05/25/2036	1.7
Federal Home Loan Mortgage Corp., 4.500% 03/01/2021	1.7

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

6

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions

The table and chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return as of January 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Short Term Bond Fund	02/02/98	2.67	4.39	3.28	4.83
Merrill Lynch 1-3 Year U.S. Treasury Index		2.37	4.01	2.83	4.39

Average annual total return as of December 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Short Term Bond Fund	02/02/98	3.24	4.42	3.33	4.85
Merrill Lynch 1-3 Year U.S. Treasury Index		2.90	3.96	2.82	4.41

Growth of a $3,000,000 investment, February 2, 1998 to January 31, 2007

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period.

The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of sovereign debt publicly issued in the US domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Index performance is from February 2, 1998.

7

UNDERSTANDING YOUR EXPENSES – CMG Short Term Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2006 – January 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,026.72	1,023.95	1.28	1.28	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account values at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

8

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period ended January 31, 2007, CMG Ultra Short Term Bond Fund returned 2.61%. The fund outperformed its benchmark, the Citigroup One-Year U.S. Treasury Bill Index1, which returned 2.42%, and the average return of its peer group, the Lipper Ultra-Short Obligations Funds Classification, which was 2.49%.2 The fund emphasized investments at the short end of its short-term maturity spectrum, which aided performance as within that spectrum, bonds with the shortest maturities outperformed those with longer maturities.

•  During the period, the difference in yield between short- and long-term maturity bonds narrowed and short-term yields actually rose above long-term yields, resulting in what bond market professionals call an "inverted" yield curve. In this environment, investors were paid less for accepting the risk of a longer maturity bond than for a shorter one, reflecting uncertainty about the near-term direction of interest rates and the economy. During the period, the Federal Reserve Board held short-term rates steady, indicating that it would continue to monitor the economy for potential inflationary pressures and indicators of the overall strength.

•  The fund's emphasis on bonds with the shortest maturities aided performance, as did its exposure to corporate and asset-backed floating rate bonds, which adjust their rates according to the direction of interest rates. The fund also benefited from owning a small position in lower-quality BBB-rated securities, which performed well as investors continued to demonstrate a willingness to take on risk in order to gain access to higher yields. The fund's holdings in asset-backed securities and corporate bonds with relatively longer maturities detracted from returns.

•  We do not expect any major shift in the interest rate environment until later in the year, perhaps during the third quarter. As a result, we plan to continue to emphasize bonds with shorter maturities in many of the sectors already represented in the fund's portfolio, including asset backed securities, collateralized mortgage obligations, corporate and agency issues. Should the environment change measurably and turn in favor of longer maturity issues, we would look to add exposure to securities with longer maturities within the fund's short-term range.

1 The Citigroup One-Year U.S. Treasury Bill Index consists of a single 1-year US Treasury Bill whose return is tracked until its maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with similar investment objectives as those of the fund. Lipper makes no adjustments for the effect of sales loads.

9

We appreciate your continued confidence in the CMG Ultra Short Term Bond Fund.

Portfolio Management

Guy C. Holbrook has managed the fund since its inception and has been with the advisor or its predecessors or affiliate organizations since 1998.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2007 were:

(%)
Federal Home Loan Mortgage Corp., 4.125% 04/02/2007	1.8
Federal Home Loan Mortgage Corp., 5.500% 04/15/2027	1.5
Federal Home Loan Bank, 5.410% 12/28/2007	1.3
Rhineland Funding Capital, 5.310% 02/05/2007	1.3
Providian Gateway Master Trust, 3.350% 09/15/2011	1.3
Federal Home Loan Bank, 5.375% 02/15/2007	1.1
American Honda Finanace Corp., 5.386% 06/23/2008	1.1
Long Beach Auto Receivables Trust, 5.370% 10/15/2007	1.0
Lehman Brothers Holding, Inc., 3.500% 08/07/2008	1.0
Genworth Financial, Inc., 5.510% 06/15/2007	1.0

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions

The table and chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return as of January 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Ultra Short Term Bond Fund	03/08/04	2.61	4.72	2.81
Citigroup One-Year U.S. Treasury Bill Index		2.42	4.37	2.50

Average annual total return as of December 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Ultra Short Term Bond Fund	03/08/04	2.79	4.67	2.75
Citigroup One-Year U.S. Treasury Bill Index		2.60	4.24	2.44

Growth of a $3,000,000 investment, March 8, 2004 to January 31, 2007

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period.

The Citigroup One-Year U.S. Treasury Bill Index consists of a single 1-year US Treasury Bill whose return is tracked until its maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Index performance is from March 8, 2004.

11

UNDERSTANDING YOUR EXPENSES – CMG Ultra Short Term Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2006 – January 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,026.11	1,023.95	1.28	1.28	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account values at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

12

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for most recent daily and month-end performance updates.

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period ended January 31, 2007, CMG High Yield Fund returned 6.24%. The fund underperformed its benchmarks, the Merrill Lynch Intermediate BB Index and the JPMorgan Chase Developed BB High Yield Index,1 which returned 6.74% and 6.79%, respectively. The fund also underperformed the average return of its peer group, the Lipper High Current Yields Classification, which was 7.68% for the period.2 The fund's emphasis on higher quality credits placed it at a competitive disadvantage during the period.

•  The fund benefited from favorable security selection in the utilities sector, particularly Mirant North America LLC. An overweighted position in the forest products & paper sector also aided performance as did an underweighted position in the information technology sector. Favorable security selection also enhanced returns within these sectors.

•  The six-month period was noteworthy for the price rebounds experienced by the automotive and airline sectors in the JPMorgan Chase Developed BB High Yield Index. The automotive sector was the best performing sector in the index, during the period, far outpacing other sectors. This performance occurred, despite the fact that Ford Motor Co. was downgraded during the period, resulting in it being dropped from the Index. Because the fund is oriented toward higher quality investments, it did not participate fully in the automotive rally. An underweighted position in the diversified media also detracted from results.

•  At the end of the period, the corporate default rate for high yield bonds remained low, corporate earnings remained strong and the pace of new issuance had slowed compared to one year ago. Despite these favorable factors, valuations are quite rich on a historical basis. We plan to maintain our conservative positioning relative to our peer group, noting that the yield advantage of lower quality bonds has narrowed to historically thin margins.

We appreciate your continued confidence in the CMG High Yield Fund.

1 The Merrill Lynch Intermediate BB Index is a market-weighted index, consisting of BB cash pay bonds, which are US dollar denominated bonds issued in the US domestic market with maturities between 1 and 10 years. The JPMorgan Chase Developed BB High Yield Index is designed to mirror the investable universe of the US dollar developed, BB-rated, high yield corporate debt market. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

13

Portfolio Management

Kevin L. Cronk has co-managed the fund since September 2005. He has been with the advisor or its predecessors or affiliate organizations since August 1999.

Thomas A. LaPointe has co-managed the fund since September 2005. He has been with the advisor or its predecessors or affiliate organizations since February 1999.

The fund's top ten issuers (as a percentage of net assets) as of January 31, 2007 were:

(%)
Dow Jones CDX High Yield Index	4.3
Owens–Illinois, Inc.	1.8
Chesapeake Energy Corp.	1.6
AES Corp.	1.5
Allied Waste North America, Inc.	1.4
GMAC LLC	1.3
EchoStar DBS Corp.	1.3
ARAMARK Corp.	1.1
Colorado Interstate Gas Co.	1.1
DirecTV Holdings LLC	1.1

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Investing in fixed-income securities may involves certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high yield or "junk" bonds offer the potential for higher income than investments in investment-grade bonds but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

14

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table and chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

Average annual total return as of January 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG High Yield Fund	07/06/94	6.24	5.97	6.53	6.68
JPMorgan Chase Developed BB High Yield Index		6.79	7.70	8.94	8.11
Merrill Lynch Intermediate BB Index		6.74	8.08	6.98	6.54

Average annual total return as of December 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG High Yield Fund	07/06/94	6.65	6.47	6.58	6.72
JPMorgan Chase Developed BB High Yield Index		7.60	8.67	8.98	8.14
Merrill Lynch Intermediate BB Index		7.54	9.48	6.89	6.59

Growth of a $3,000,000 investment, February 1, 1997 to January 31, 2007

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the indices during the stated time period.

The JPMorgan Chase Developed BB High Yield Index, is designed to mirror the investable universe of the US dollar developed, BB-rated, high yield corporate debt market. The Merrill Lynch Intermediate BB Index is a market-weighted index, consisting of BB cash pay bonds, which are US dollar denominated bonds issued in the US domestic market with maturities between 1 and 10 years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

15

UNDERSTANDING YOUR EXPENSES – CMG High Yield Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2006 – January 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,062.41	1,023.19	2.08	2.04	0.40

Expenses paid during the period are equal to the annualized expense ratio of 0.40%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account values at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

16

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,						Period Ended July 31,		Year Ended October 31,
	2007		2006		2005		2004		2003 (a)		2002		2001
Net asset value, beginning of period	$10.05		$10.42		$10.36		$10.38		$10.52		$10.83		$10.02
Income from investment operations:
Net investment income	0.25	(b)	0.48	(b)	0.42	(b)	0.37	(b)	0.31	(b)	0.56	(b)(c)	0.65
Net realized and unrealized gain (loss) on investments and futures contracts	0.12		(0.33)		0.09		0.11		(0.12)		(0.15	) (c)	0.81
Total from investment operations	0.37		0.15		0.51		0.48		0.19		0.41		1.46
Less distributions declared to shareholders:
From net investment income	(0.26)		(0.51)		(0.45)		(0.41)		(0.33)		(0.58)		(0.65)
From net realized gains	-		(0.01)		-		(0.09)		-		(0.14)		-	(d)
Total distributions	(0.26)		(0.52)		(0.45)		(0.50)		(0.33)		(0.72)		(0.65)
Net asset value, end of period	$10.16		$10.05		$10.42		$10.36		$10.38		$10.52		$10.83
Total return (e)(f)	3.67	%(g)	1.46%		4.98%		4.67%		1.76	%(g)	3.97%		15.01%
Ratios/Supplemental data:
Net assets, end of period (000's)	$52,657		$56,181		$79,102		$32,810		$30,512		$27,412		$28,774
Ratio of net expenses to average net assets	0.25	%(i)	0.25	%(h)	0.25	%(h)	0.35	%(h)	0.40	%(h)(i)	0.40	%(h)	0.40	%(h)
Ratio of net investment income to average net assets	4.88	%(i)	4.65	%(h)	4.01	%(h)	3.54	%(h)	3.95	%(h)(i)	5.34	%(c)(h)	6.14	%(h)
Reimbursement	0.12	%(i)	0.10%		0.06%		0.25%		0.29	%(i)	0.16%		0.25%
Portfolio turnover rate	39	%(g)	109%		130%		231%		181	%(g)	147%		140%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 5.53% to 5.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.
17

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,						Period Ended July 31,		Year Ended October 31,
	2007		2006		2005		2004		2003 (a)		2002		2001
Net asset value, beginning
of period	$11.59		$11.79		$11.95		$12.01		$12.15		$12.41		$11.73
Income from investment operations:
Net investment income	0.27	(b)	0.50	(b)	0.40	(b)	0.35	(b)	0.34	(b)	0.59	(b)(c)	0.76
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	0.04		(0.14)		(0.11)		(0.03)		(0.11)		(0.22	) (c)	0.68
Total from investment operations	0.31		0.36		0.29		0.32		0.23		0.37		1.44
Less distributions declared to shareholders:
From net investment income	(0.31)		(0.56)		(0.45)		(0.38)		(0.37)		(0.63)		(0.76)
Net asset value, end of period	$11.59		$11.59		$11.79		$11.95		$12.01		$12.15		$12.41
Total return (d)(e)	2.67	%(f)	3.15%		2.47%		2.72%		1.91	%(f)	3.12%		12.62%
Ratios/Supplemental data:
Net assets, end of period (000's)	$93,619		$83,984		$95,842		$119,125		$113,193		$140,757		$89,791
Ratio of net expenses to average net assets	0.25	%(g)	0.25	%(h)	0.25	%(h)	0.25	%(h)	0.25	%(g)(h)	0.25	%(h)	0.25	%(h)
Ratio of interest expense to average net assets	-		-		-		-		-	(g)(i)	-		-
Ratio of net investment income to average net assets	4.68	%(g)	4.31	%(h)	3.38	%(h)	2.91	%(h)	3.79	%(g)(h)	4.73	%(c)(h)	6.27	%(h)
Reimbursement	0.08	%(g)	0.08%		0.04%		0.10%		0.08	%(g)	0.05%		0.08%
Portfolio turnover rate	36	%(f)	128%		51%		79%		93	%(f)	132%		82%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.04, decrease net realized and unrealized loss per share by $0.04 and decrease the ratio of net investment income to average net assets from 5.08% to 4.73%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
18

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout the Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,				Period Ended July 31,
	2007		2006		2005		2004 (a)
Net asset value, beginning of period	$9.62		$9.67		$9.88		$10.00
Income from investment operations:
Net investment income (b)	0.23		0.38		0.24		0.07
Net realized and unrealized loss on investments	0.02		(0.02)		(0.06)		(0.08)
Total from investment operations	0.25		0.36		0.18		(0.01)
Less distributions declared to shareholders:
From net investment income	(0.23)		(0.41)		(0.36)		(0.11)
Return of capital	-		-	(c)	(0.03)		-
Total distributions	(0.23)		(0.41)		(0.39)		(0.11)
Net asset value, end of period	$9.64		$9.62		$9.67		$9.88
Total return (d)(e)	2.61	%(f)	3.84%		1.83%		(0.08	)%(f)
Ratios/Supplemental data:
Net assets, end of period (000's)	$113,846		$89,863		$81,575		$67,235
Ratio of net expenses to average net assets	0.25	%(g)	0.25	%(h)	0.25	%(h)	0.25	%(g)(h)
Ratio of net investment income to average net assets	4.82	%(g)	3.93	%(h)	2.44	%(h)	1.69	%(g)(h)
Reimbursement	0.07	%(g)	0.07%		0.05%		0.22	%(g)
Portfolio turnover rate	31	%(f)	48%		75%		12	%(f)

(a)  The Fund commenced investment operations on March 8, 2004. Per share data, total return and portfolio turnover reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
19

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,						Period Ended July 31,		Year Ended October 31,
	2007		2006		2005		2004		2003 (a)		2002		2001
Net asset value, beginning of period	$7.66		$8.08		$8.00		$7.90		$7.55		$8.14		$8.30
Income from investment
operations:
Net investment income	0.26	(b)	0.50	(b)	0.51	(b)	0.53	(b)	0.43	(b)	0.64	(b)(c)	0.72
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.21		(0.38)		0.11		0.14		0.37		(0.58	) (c)	(0.16)
Total from investment operations	0.47		0.12		0.62		0.67		0.80		0.06		0.56
Less distributions declared to shareholders:
From net investment income	(0.27)		(0.54)		(0.54)		(0.57)		(0.45)		(0.65)		(0.72)
Net asset value, end of period	$7.86		$7.66		$8.08		$8.00		$7.90		$7.55		$8.14
Total return (d)	6.24	%(e)(f)	1.47	%(e)	7.98	%(e)	8.60	%(e)	10.67	%(e)(f)	0.60%		6.92%
Ratios/Supplemental data:
Net assets, end of period (000's)	$88,860		$96,120		$269,243		$382,157		$429,042		$286,228		$348,979
Ratio of net expenses to average net assets	0.40	%(g)	0.40	%(h)	0.40	%(h)	0.40	%(h)	0.42	%(g)(h)	0.42	%(h)	0.44	%(h)
Ratio of net investment income to average net assets	6.52	%(g)	6.38	%(h)	6.26	%(h)	6.64	%(h)	7.32	%(g)(h)	7.98	%(c)(h)	8.63	%(h)
Reimbursement	0.09	%(g)	0.04%		0.02%		0.02%		0.01	%(g)	-		-
Portfolio turnover rate	37	%(f)	30%		39%		47%		47	%(f)	62%		59%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 8.11% to 7.98%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
20

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2007 (Unaudited)

	Par	Value
Corporate Fixed-Income Bonds & Notes (25.9%)
Basic Materials (0.6%)
Chemicals (0.0%)
E.I. Dupont De Nemours & Co.
3.375% 11/15/07	$5,000	$4,908
Metals & Mining (0.6%)
Alcan, Inc.
4.500% 05/15/13	175,000	164,159
Vale Overseas Ltd.
6.250% 01/23/17	150,000	150,282
		314,441
		319,349
Communications (3.3%)
Media (1.1%)
Jones Intercable, Inc.
7.625% 04/15/08	200,000	204,850
News America, Inc.
6.550% 03/15/33	175,000	177,180
Time Warner, Inc.
6.625% 05/15/29	200,000	202,306
		584,336
Telecommunication Services (2.2%)
New Cingular Wireless Services, Inc.
8.750% 03/01/31	150,000	193,979
AT&T, Inc.
4.125% 09/15/09	200,000	194,051
Sprint Capital Corp.
6.875% 11/15/28	200,000	199,077
Telefonica Emisones SAU
5.984% 06/20/11 (a)	225,000	228,573
Verizon Global Funding Corp.
7.750% 12/01/30	150,000	174,463
Vodafone Group PLC
5.000% 12/16/13	188,000	181,383
		1,171,526
		1,755,862
Consumer Cyclical (1.4%)
Auto Manufacturers (0.3%)
DaimlerChrysler NA Holding Corp.
8.500% 01/18/31	150,000	177,724
Home Builders (0.4%)
D.R. Horton, Inc.
5.625% 09/15/14	225,000	219,487

See Accompanying Notes to Financial Statements.
21

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Retail (0.7%)
Costco Wholesale Corp.
5.500% 03/15/07	$6,000	$5,998
Home Depot, Inc.
5.400% 03/01/16	125,000	120,736
Target Corp.
5.375% 06/15/09	5,000	5,013
5.400% 10/01/08 (a)	9,000	9,019
Wal-Mart Stores, Inc.
4.125% 07/01/10	225,000	217,284
		358,050
		755,261
Consumer Non-Cyclical (3.0%)
Beverages (0.3%)
Anheuser-Busch Companies, Inc.
5.950% 01/15/33 (a)	12,000	11,781
Coca-Cola Co.
5.750% 03/15/11	4,000	4,070
Diageo Capital PLC
3.500% 11/19/07	110,000	108,424
PepsiCo, Inc.
5.750% 01/15/08 (a)	6,000	6,024
		130,299
Cosmetics/Personal Care (0.2%)
Gillette Co.
2.500% 06/01/08	85,000	81,735
Procter & Gamble Co.
4.750% 06/15/07	9,000	8,988
		90,723
Food (0.8%)
General Mills, Inc.
3.875% 11/30/07	250,000	246,891
Kroger Co.
6.200% 06/15/12 (a)	185,000	188,501
		435,392
Healthcare Products (0.0%)
Johnson & Johnson
6.625% 09/01/09 (a)	7,000	7,227
Healthcare Services (1.2%)
Aetna, Inc.
6.625% 06/15/36	200,000	213,925
UnitedHealth Group, Inc.
3.375% 08/15/07	200,000	197,842
WellPoint, Inc.
6.800% 08/01/12	225,000	237,227
		648,994

See Accompanying Notes to Financial Statements.
22

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Household Products/Wares (0.5%)
Fortune Brands, Inc.
5.375% 01/15/16	$250,000	$235,664
Kimberly-Clark Corp.
5.625% 02/15/12	7,000	7,078
		242,742
		1,555,377
Energy (2.6%)
Oil & Gas (2.0%)
Anadarko Petroleum Corp.
6.450% 09/15/36	100,000	99,079
ChevronTexaco Capital Co.
3.500% 09/17/07	211,000	208,760
Devon Financing Corp.
7.875% 09/30/31	150,000	178,714
Marathon Oil Corp.
6.800% 03/15/32 (a)	175,000	192,304
Nexen, Inc.
5.875% 03/10/35	150,000	140,427
Valero Energy Corp.
6.875% 04/15/12	200,000	211,184
		1,030,468
Pipelines (0.6%)
Energy Transfer Partners LP
6.625% 10/15/36	150,000	153,838
Plains All American Pipeline LP
6.650% 01/15/37 (b)	150,000	152,288
		306,126
		1,336,594
Financials (11.6%)
Banks (3.7%)
Bank of New York Co., Inc.
3.900% 09/01/07	12,000	11,907
Bank One Corp.
6.000% 08/01/08	27,000	27,275
Barclays Bank PLC
7.400% 12/15/09	3,000	3,163
Capital One Financial Corp.
5.500% 06/01/15	210,000	208,006
Marshall & Ilsley Corp.
4.375% 08/01/09	325,000	317,043
Mellon Funding Corp.
4.875% 06/15/07	8,000	7,988
National City Bank
4.625% 05/01/13	18,000	17,269
SunTrust Banks, Inc.
6.375% 04/01/11 (a)	3,000	3,104

See Accompanying Notes to Financial Statements.
23

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Banks (continued)
SunTrust Preferred Capital I
5.853% 12/15/11 (b)	$140,000	$141,258
U.S. Bank NA
6.375% 08/01/11	290,000	301,196
Wachovia Corp.
4.875% 02/15/14	400,000	385,338
Wells Fargo & Co.
3.500% 04/04/08 (a)	120,000	117,454
5.125% 09/01/12	400,000	397,173
		1,938,174
Diversified Financial Services (5.7%)
American Express Co.
3.750% 11/20/07	5,000	4,937
4.750% 06/17/09	8,000	7,915
American Express Credit Corp.
3.000% 05/16/08	300,000	291,199
American General Finance Corp.
2.750% 06/15/08	5,000	4,831
Ameriprise Financial, Inc.
7.518% 06/01/66 (c)	150,000	163,775
Associates Corp. of North America
6.950% 11/01/18	11,000	12,224
Bear Stearns Companies, Inc.
4.500% 10/28/10 (a)	18,000	17,515
CIT Group, Inc.
3.375% 04/01/09	23,000	22,084
6.100% 03/15/67 (c)	75,000	74,804
7.375% 04/02/07	7,000	7,021
Citigroup Global Markets Holdings, Inc.
6.500% 02/15/08	6,000	6,066
Citigroup, Inc.
5.000% 09/15/14	430,000	416,842
Countrywide Home Loans, Inc.
4.125% 09/15/09	250,000	242,471
General Electric Capital Corp.
5.000% 01/08/16 (a)	250,000	242,596
6.750% 03/15/32	27,000	30,562
Goldman Sachs Group, Inc.
4.125% 01/15/08	4,000	3,955
6.345% 02/15/34	175,000	174,659
HSBC Finance Corp.
5.000% 06/30/15	350,000	338,242
International Lease Finance Corp.
4.500% 05/01/08	4,000	3,952
JPMorgan Chase Capital XVIII
6.950% 08/17/36	275,000	294,755
Lehman Brothers Holdings, Inc.
4.000% 01/22/08	27,000	26,623

See Accompanying Notes to Financial Statements.
24

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Diversified Financial Services (continued)
Merrill Lynch & Co., Inc.
3.700% 04/21/08	$8,000	$7,832
4.125% 01/15/09	200,000	195,691
6.000% 02/17/09	12,000	12,159
Morgan Stanley
4.750% 04/01/14	200,000	189,693
National Rural Utilities Cooperative Finance Corp.
3.250% 10/01/07	6,000	5,911
SLM Corp.
5.375% 05/15/14	200,000	197,205
		2,995,519
Insurance (1.2%)
American International Group, Inc.
2.875% 05/15/08	250,000	241,892
Genworth Financial, Inc.
6.150% 11/15/66 (c)	100,000	99,597
Hartford Financial Services Group, Inc.
4.700% 09/01/07	100,000	99,546
John Hancock Financial Services, Inc.
5.625% 12/01/08	15,000	15,052
Metlife, Inc.
5.375% 12/15/12	20,000	19,946
6.400% 12/15/36	150,000	150,283
		626,316
Real Estate (0.4%)
EOP Operating LP
7.000% 07/15/11	200,000	213,569
Real Estate Investment Trusts (REITs) (0.3%)
Health Care Property Investors, Inc.
6.450% 06/25/12	150,000	153,972
Savings & Loans (0.3%)
Washington Mutual, Inc.
4.200% 01/15/10	200,000	193,159
		6,120,709
Industrials (1.0%)
Aerospace & Defense (0.5%)
Boeing Co.
5.125% 02/15/13	1,000	990
Lockheed Martin Corp.
6.150% 09/01/36	160,000	166,936
United Technologies Corp.
7.125% 11/15/10	100,000	106,097
		274,023

See Accompanying Notes to Financial Statements.
25

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Transportation (0.5%)
Canadian National Railway Co.
7.195% 01/02/16	$73,589	$81,836
Union Pacific Corp.
3.875% 02/15/09	185,000	179,521
		261,357
		535,380
Technology (0.5%)
Computers (0.5%)
International Business Machines Corp.
6.220% 08/01/27	250,000	260,957
Utilities (1.9%)
Electric (1.7%)
American Electric Power Co., Inc.
5.250% 06/01/15 (a)	225,000	219,013
Commonwealth Edison Co.
3.700% 02/01/08	11,000	10,798
5.950% 08/15/16 (a)	200,000	201,964
Progress Energy, Inc.
7.750% 03/01/31	200,000	239,483
Public Service Electric & Gas Co.
4.000% 11/01/08	5,000	4,879
Southern California Edison Co.
5.000% 01/15/14	200,000	193,792
Virginia Electric & Power Co.
5.375% 02/01/07	6,000	6,000
		875,929
Gas (0.2%)
Sempra Energy
4.750% 05/15/09	100,000	98,619
		974,548
Total Corporate Fixed-Income Bonds & Notes (Cost of $13,630,214)		13,614,037
Mortgage-Backed Securities (28.1%)
Federal Home Loan Mortgage Corp.
3.500% 10/01/18	271,178	249,318
4.000% 11/01/20	260,335	243,454
5.500% 11/01/17	95,396	95,107
5.500% 03/01/18	78,301	78,064
5.500% 03/01/21	442,890	440,607
5.500% 07/01/21	943,061	938,200
5.500% 08/01/21	2,367,161	2,354,959
5.500% 11/01/21	297,413	295,880
5.500% 08/01/35	1,462,330	1,440,154
6.000% 05/01/17	143,156	144,952
6.000% 10/01/36	314,999	316,249

See Accompanying Notes to Financial Statements.
26

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association
5.000% 11/01/34	$441,714	$424,660
5.000% 12/01/34	231,361	222,429
5.000% 09/01/35	580,841	557,665
5.500% 02/01/21	780,094	776,787
5.500% 08/01/35	343,035	337,595
5.500% 09/01/35	453,869	446,673
5.500% 10/01/35	871,422	857,604
5.500% 04/01/36	164,966	162,247
5.500% 11/01/36	1,488,682	1,464,144
6.000% 07/01/35	191,794	192,538
6.000% 05/01/36	573,336	575,442
6.000% 09/01/36	1,127,879	1,132,022
6.000% 10/01/36	390,993	392,430
6.000% 11/01/36	483,477	485,253
6.500% 02/01/13	14,450	14,776
6.500% 08/01/34	73,695	75,087
7.000% 07/01/32	20,829	21,426
Government National Mortgage Association
7.000% 01/15/32	8,030	8,300
7.000% 03/15/32	29,182	30,163
7.000% 06/15/32	4,516	4,667
Total Mortgage-Backed Securities (Cost of $14,490,956)		14,778,852
Government & Agency Obligations (14.8%)
Foreign Government Obligations (1.8%)
Hellenic Republic of Greece
6.950% 03/04/08	13,000	13,231
Province of Ontario
3.500% 09/17/07	350,000	345,988
Province of Quebec
5.000% 07/17/09	350,000	348,470
United Mexican States
7.500% 04/08/33	205,000	237,800
		945,489
U.S. Government Agencies (4.8%)
Federal Home Loan Bank
4.875% 05/15/07	25,000	24,966
5.125% 10/19/16	525,000	523,733
Federal Home Loan Mortgage Corp.
4.875% 11/15/13	130,000	128,183
Federal National Mortgage Association
3.375% 12/15/08	610,000	591,065
4.625% 10/15/14	34,000	32,943
5.250% 08/01/12	1,250,000	1,247,935
		2,548,825

See Accompanying Notes to Financial Statements.
27

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Government & Agency Obligations (continued) U.S. Government Obligations (8.2%)
U.S. Treasury Bonds
6.250% 08/15/23 (a)	$1,550,000	$1,761,308
7.250% 05/15/16 (a)	50,000	58,875
U.S. Treasury Inflation Indexed Bonds
2.500% 07/15/16 (a)	848,139	856,057
U.S. Treasury Notes
3.875% 02/15/13 (a)	1,695,000	1,613,164
		4,289,404
Total Government & Agency Obligations (Cost of $8,080,881)		7,783,718
Collateralized Mortgage Obligations (19.0%)
Agency (10.0%)
Federal Home Loan Mortgage Corp.
3.750% 12/15/11	64,604	62,480
4.000% 09/15/15	510,000	494,327
4.500% 03/15/18	1,580,000	1,534,225
4.500% 10/15/18	342,654	337,015
6.500% 10/15/23	100,000	102,789
Federal National Mortgage Association
4.500% 11/25/14	900,000	883,217
6.000% 04/25/32	600,000	607,012
Government National Mortgage Association
4.430% 04/16/34	90,000	86,477
4.500% 04/16/28	1,000,000	980,108
4.807% 08/16/32	90,000	87,367
4.954% 05/16/31	100,000	95,381
		5,270,398
Non-Agency (9.0%)
Bear Stearns Asset Backed Securities, Inc.
5.000% 01/25/34	248,249	244,130
Countrywide Alternative Loan Trust
5.250% 03/25/35	792,956	779,946
5.250% 08/25/35	664,877	662,304
5.500% 10/25/35	692,337	687,440
Countrywide Home Loan Mortgage Pass Through Trust
4.594% 12/19/33 (c)	234,959	225,955
Structured Asset Securities Corp.
5.500% 07/25/33	982,139	971,401
Washington Mutual Mortgage Securities Corp.
5.500% 10/25/35	1,162,008	1,158,108
		4,729,284
Total Collateralized Mortgage Obligations (Cost of $10,203,342)		9,999,682

See Accompanying Notes to Financial Statements.
28

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Commercial Mortgage-Backed Securities (6.4%)
Bear Stearns Commercial Mortgage Securities
4.680% 08/13/39	$30,000	$28,803
5.458% 03/11/39 (c)	730,000	730,063
CS First Boston Mortgage Securities Corp.
4.512% 07/15/37	500,000	486,468
Greenwich Capital Commercial Funding Corp.
5.301% 04/10/37 (c)	100,000	98,516
LB-UBS Commercial Mortgage Trust
5.103% 11/15/30	600,000	594,322
Merrill Lynch Mortgage Trust
5.244% 11/12/37 (c)	720,000	709,932
Morgan Stanley Capital I
4.970% 12/15/41	71,000	69,097
5.370% 12/15/43	630,000	619,539
Nationslink Funding Corp.
6.888% 11/10/30 (d)	54,423	54,592
Total Commercial Mortgage-Backed Securities (Cost of $3,439,453)		3,391,332
Asset-Backed Securities (2.0%)
ABFS Mortgage Loan Trust
4.428% 12/15/33	80,341	78,528
AmeriCredit Automobile Receivables Trust
4.870% 12/06/10	250,000	248,807
BMW Vehicle Owner Trust
3.320% 02/25/09	51,000	50,522
Capital One Multi-Asset Execution Trust
4.050% 03/15/13	250,000	241,443
Ford Credit Auto Owner Trust
3.540% 11/15/08	116,000	114,762
Honda Auto Receivables Owner Trust
3.060% 10/21/09	59,000	58,254
IMC Home Equity Loan Trust
7.310% 11/20/28	58,921	58,727
7.520% 08/20/28	34,617	34,513
Onyx Acceptance Grantor Trust
3.890% 02/15/11	134,417	132,993
Wilshire Mortgage Loan Trust
7.255% 05/25/28	47,630	47,451
Total Asset-Backed Securities (Cost of $1,072,203)		1,066,000

See Accompanying Notes to Financial Statements.
29

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Municipal Preferred Stocks (0.3%)
Financials (0.3%)
Diversified Financial Services (0.3%)
AGFC Capital Trust I
6.000% 01/15/67 (b)	185,000	$183,981
Total Municipal Preferred Stocks (Cost of $184,551)		183,981
Securities Lending Collateral (11.0%)
State Street Navigator Securities Lending Prime Portfolio (e)	5,798,444	5,798,444
Total Securities Lending Collateral (Cost of $5,798,444)		5,798,444
	Par
Short-Term Obligation (2.4%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/07, due 02/01/07 at 5.16%, collateralized by a U.S. Treasury Note maturing 08/15/11, market value of $1,313,250 (repurchase proceeds $1,283,184)	1,283,000	1,283,000
Total Short-Term Obligation (Cost of $1,283,000)		1,283,000
Total Investments (109.9%) (Cost of $58,183,044) (f)		57,899,046
Other Assets & Liabilities, Net (-9.9%)		(5,241,624)
Net Assets (100.0%)		$52,657,422

Notes to Schedule of Investments:

(a)  All or a portion of this security is on loan at January 31, 2007. The total market value of securities on loan at January 31, 2007 is $5,707,499.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2007, these securities, which are not illiquid, amounted to $477,527, which represents 0.9% of net assets.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at January 31, 2007.

See Accompanying Notes to Financial Statements.
30

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

(d)  Investments in affiliates during the period ended January 31, 2007:
Security name: Nationslink Funding Corp., 6.888%, 11/10/30

Par as of 07/31/06:	$90,000
Par purchased:	$-
Par sold:*	$35,577
Par as of 01/31/07:	$54,423
Net realized gain/loss	$-
Interest income earned	$2,446
Value at end of period:	$54,592
*Represents principal payments.
(e) Investment made with cash collateral received from securities lending activity.
(f) Cost for federal income tax purposes is $58,226,272.

At January 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Mortgage-Backed Securities	28.1
Corporate Fixed-Income Bonds & Notes	25.9
Collateralized Mortgage Obligations	19.0
Government & Agency Obligations	14.8
Commercial Mortgage-Backed Securities	6.4
Asset-Backed Securities	2.0
Municipal Preferred Stocks	0.3
96.5
Securities Lending Collateral	11.0
Short-Term Obligation	2.4
Other Assets & Liabilities, Net	(9.9)
100.0

See Accompanying Notes to Financial Statements.
31

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2007 (Unaudited)

	Par	Value
Corporate Fixed-Income Bonds & Notes (33.7%)
Communications (3.4%)
Media (0.5%)
Jones Intercable, Inc.
7.625% 04/15/08	$110,000	$112,668
Time Warner, Inc.
6.150% 05/01/07	375,000	375,484
		488,152
Telecommunication Services (2.9%)
AT&T, Inc.
4.125% 09/15/09	700,000	679,178
Deutsche Telekom International Finance BV
3.875% 07/22/08	300,000	293,724
New Cingular Wireless Services, Inc.
7.500% 05/01/07	300,000	301,296
Sprint Capital Corp.
6.375% 05/01/09	470,000	478,512
Verizon Global Funding Corp.
7.600% 03/15/07	575,000	576,348
Vodafone Group PLC
7.750% 02/15/10	350,000	371,741
		2,700,799
		3,188,951
Consumer Cyclical (2.5%)
Auto Manufacturers (0.2%)
DaimlerChrysler NA Holding Corp.
4.750% 01/15/08	200,000	198,298
Home Builders (0.3%)
DR Horton, Inc.
4.875% 01/15/10	275,000	269,192
Retail (2.0%)
Home Depot, Inc.
3.750% 09/15/09	500,000	480,835
Target Corp.
3.375% 03/01/08 (a)	500,000	489,313
Wal-Mart Stores, Inc.
6.875% 08/10/09	850,000	882,561
		1,852,709
		2,320,199
Consumer Non-Cyclical (3.0%)
Beverages (0.8%)
Coca-Cola Enterprises, Inc.
5.750% 11/01/08	325,000	327,370
Diageo Capital PLC
3.375% 03/20/08	400,000	391,132
		718,502

See Accompanying Notes to Financial Statements.

32

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Cosmetics/Personal Care (0.4%)
Procter & Gamble Co.
4.750% 06/15/07	$410,000	$409,440
Food (0.7%)
Fred Meyer, Inc.
7.450% 03/01/08	275,000	280,087
General Mills, Inc.
3.875% 11/30/07	400,000	395,026
		675,113
Healthcare Services (0.7%)
UnitedHealth Group, Inc.
3.375% 08/15/07	350,000	346,224
WellPoint, Inc.
3.500% 09/01/07	300,000	296,409
		642,633
Household Products/Wares (0.4%)
Fortune Brands, Inc.
5.125% 01/15/11	325,000	318,245
		2,763,933
Energy (1.1%)
Oil & Gas (1.1%)
ChevronTexaco Capital Co.
3.500% 09/17/07 (a)	725,000	717,304
Marathon Oil Corp.
5.375% 06/01/07	350,000	349,871
		1,067,175
Financials (19.4%)
Banks (5.4%)
Bank of New York Co., Inc.
3.625% 01/15/09	709,000	686,722
Capital One Bank
4.875% 05/15/08	425,000	422,011
Marshall & Ilsley Corp.
4.375% 08/01/09	875,000	853,576
Mellon Funding Corp.
3.250% 04/01/09	500,000	477,337
Regions Financial Corp.
4.500% 08/08/08	450,000	443,907
SunTrust Banks, Inc.
4.250% 10/15/09	650,000	631,910
U.S. Bancorp
3.125% 03/15/08	850,000	828,146
Wells Fargo & Co.
3.120% 08/15/08	700,000	676,447
		5,020,056

See Accompanying Notes to Financial Statements.

33

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Commercial Banks (0.5%)
Fifth Third Bank
4.200% 02/23/10	$450,000	$435,633
Diversified Financial Services (9.9%)
American Express Credit Corp.
3.000% 05/16/08	700,000	679,463
Bear Stearns Companies, Inc.
2.875% 07/02/08	375,000	362,716
CIT Group, Inc.
5.500% 11/30/07	350,000	350,585
Citigroup, Inc.
4.250% 07/29/09 (a)	850,000	830,428
Countrywide Home Loans, Inc.
3.250% 05/21/08	425,000	413,716
Credit Suisse First Boston USA, Inc.
4.625% 01/15/08	725,000	719,810
General Electric Capital Corp.
4.250% 01/15/08	900,000	891,560
Goldman Sachs Group, Inc.
4.125% 01/15/08 (a)	750,000	741,573
HSBC Finance Corp.
6.400% 06/17/08	650,000	658,405
JPMorgan Chase & Co.
3.800% 10/02/09 (a)	1,050,000	1,011,283
Lehman Brothers Holdings, Inc.
7.000% 02/01/08	375,000	380,272
Merrill Lynch & Co., Inc.
4.125% 01/15/09	675,000	660,458
Morgan Stanley
3.875% 01/15/09	475,000	462,849
National Rural Utilities Cooperative Finance Corp.
5.750% 08/28/09	425,000	429,522
SLM Corp.
4.000% 01/15/09	750,000	731,594
		9,324,234
Insurance (2.0%)
Allstate Corp.
7.200% 12/01/09	650,000	681,162
American International Group, Inc.
2.875% 05/15/08	850,000	822,432
Genworth Financial, Inc.
4.750% 06/15/09	350,000	345,759
		1,849,353
Real Estate Investment Trusts (REITs) (0.4%)
Simon Property Group LP
4.875% 03/18/10	400,000	393,910

See Accompanying Notes to Financial Statements.

34

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Savings & Loans (1.2%)
Washington Mutual, Inc.
4.000% 01/15/09	$450,000	$438,209
Western Financial Bank
9.625% 05/15/12	675,000	733,534
		1,171,743
		18,194,929
Industrials (2.0%)
Aerospace & Defense (0.7%)
United Technologies Corp.
6.500% 06/01/09	600,000	615,746
Machinery (0.8%)
Caterpillar Financial Services Corp.
3.625% 11/15/07	425,000	419,179
John Deere Capital Corp.
4.625% 04/15/09	300,000	294,863
		714,042
Miscellaneous Manufacturing (0.2%)
3M Co.
5.125% 11/06/09 (a)	225,000	224,759
Transportation (0.3%)
Union Pacific Corp.
3.875% 02/15/09	325,000	315,374
		1,869,921
Technology (0.8%)
Computers (0.8%)
International Business Machines Corp.
3.800% 02/01/08	725,000	713,501
Utilities (1.5%)
Electric (1.2%)
American Electric Power Co., Inc.
5.375% 03/15/10 (a)	500,000	498,711
Commonwealth Edison Co.
3.700% 02/01/08	350,000	343,591
Virginia Electric & Power Co.
5.375% 02/01/07	325,000	325,000
		1,167,302
Gas (0.3%)
Sempra Energy
4.750% 05/15/09	250,000	246,546
		1,413,848
Total Corporate Fixed-Income Bonds & Notes (Cost of $31,629,687)		31,532,457

See Accompanying Notes to Financial Statements.

35

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Collateralized Mortgage Obligations (24.9%)
Agency (11.8%)
Federal Home Loan Mortgage Corp.
4.000% 09/15/15	$613,856	$599,516
4.500% 02/15/15	1,149,287	1,133,369
5.000% 05/15/26	253,126	251,304
5.500% 02/15/25	2,100,000	2,101,302
5.500% 12/15/26	937,096	937,211
6.000% 06/15/25	1,200,000	1,210,868
6.000% 05/15/27	1,424,502	1,437,562
Federal National Mortgage Association
6.000% 06/25/27	1,426,271	1,436,574
5.500% 07/25/25	1,979,114	1,977,413
		11,085,119
Non-Agency (13.1%)
Bear Stearns Adjustable Rate Mortgage Trust
3.516% 06/25/34 (b)	1,000,000	973,766
Bear Stearns Asset Backed Securities, Inc.
5.000% 01/25/34	806,380	793,003
Countrywide Alternative Loan Trust
5.250% 08/25/35	997,315	993,456
5.500% 02/25/36	2,379,047	2,359,749
IMPAC CMB Trust
6.080% 12/25/33 (b)	119,978	119,977
JPMorgan Mortgage Trust
5.766% 04/25/36 (b)	1,704,041	1,699,699
6.078% 10/25/36 (b)	979,364	979,064
MASTR Asset Securitization Trust
5.750% 05/25/36	1,620,423	1,622,280
PNC Mortgage Securities Corp.
0.010% 04/28/27 (b)	6,299	5,669
Residential Accredit Loans, Inc.
5.750% 01/25/36	326,599	326,482
SACO I, Inc.
7.000% 08/25/36 (c)	118,727	118,281
Structured Asset Securities Corp.
5.750% 04/25/33	667,769	664,022
Washington Mutual, Inc.
5.664% 11/25/36 (b)	1,600,254	1,592,822
		12,248,270
Total Collateralized Mortgage Obligations (Cost of $23,410,845)		23,333,389
Asset-Backed Securities (13.1%)
AmeriCredit Automobile Receivables Trust
4.050% 02/06/10	305,679	303,637
Bear Stearns Asset Backed Securities, Inc.
5.430% 06/25/35 (b)	7,022	7,022
Capital Auto Receivables Asset Trust
3.580% 01/15/09	2,000,000	1,978,804

See Accompanying Notes to Financial Statements.

36

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Asset-Backed Securities (continued)
Cityscape Home Equity Loan Trust
7.410% 05/25/28	$63,597	$63,346
Daimler Chrysler Auto Trust
4.980% 02/08/11	1,200,000	1,192,671
Franklin Auto Trust
5.040% 01/20/11	1,000,000	994,507
Harley-Davidson Motorcycle Trust
2.760% 05/15/11	721,306	712,392
Home Equity Mortgage Trust
5.472% 09/25/36 (b)	1,444,767	1,444,173
IMC Home Equity Loan Trust
7.500% 04/25/26	274,438	273,635
7.520% 08/20/28	82,549	82,300
KeyCorp Student Loan Trust
5.758% 08/27/25 (b)	627,626	628,560
Long Beach Auto Receivables Trust
4.050% 04/15/11	1,700,000	1,679,924
Navistar Financial Corp. Owner Trust
3.250% 10/15/10	1,000,000	984,413
Pinnacle Capital Asset Trust
5.770% 05/25/10 (c)	870,000	867,635
UCFC Home Equity Loan
6.315% 04/15/30	294,833	294,348
WFS Financial Owner Trust
2.810% 08/22/11	737,436	725,443
Total Asset-Backed Securities (Cost of $12,208,593)		12,232,810
Mortgage-Backed Securities (10.9%)
Federal Home Loan Mortgage Corp.
4.000% 05/01/11	1,412,897	1,377,921
4.500% 11/01/07	398,738	396,174
4.500% 03/01/21	1,681,978	1,613,395
5.500% 01/01/21	423,315	421,242
5.500% 07/01/21	116,648	116,047
5.500% 08/01/21	1,311,340	1,304,580
5.500% 09/01/21	988,630	983,534
5.500% 01/01/22	1,000,000	994,849
6.000% 07/01/08	6,542	6,549
6.000% 11/01/14	6,381	6,460
6.000% 08/01/21	796,658	805,679
6.000% 09/01/21	966,392	977,335
Federal National Mortgage Association
5.500% 02/01/21	432,009	430,177
6.000% 03/01/09	19,315	19,496
6.000% 05/01/09	211,228	213,201
Small Business Administration
5.875% 10/25/21 (b)	15,318	15,393
5.875% 03/25/22 (b)	89,834	90,285
5.875% 06/25/22 (b)	390,636	392,624
6.000% 07/25/21 (b)	16,619	16,330
Total Mortgage-Backed Securities (Cost of $10,223,417)		10,181,271

See Accompanying Notes to Financial Statements.

37

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Government & Agency Obligations (10.2%)
Foreign Government Obligations (1.6%)
Morocco Government AID Bond
5.406% 05/01/23 (b)	$330,000	$333,538
Province of Quebec
5.000% 07/17/09 (a)	875,000	871,176
United Mexican States
4.625% 10/08/08	325,000	320,450
		1,525,164
U.S. Government Agencies (4.7%)
Federal Home Loan Bank
5.125% 08/08/08 (a)	85,000	84,959
Federal National Mortgage Association
3.875% 02/01/08 (a)	850,000	838,518
4.750% 08/03/07	3,450,000	3,440,644
		4,364,121
U.S. Government Obligations (3.9%)
U.S. Treasury Inflation Indexed Notes
3.875% 01/15/09 (a)	2,187,122	2,246,412
U.S. Treasury Notes
4.375% 12/31/07 (a)	1,470,000	1,461,042
		3,707,454
Total Government & Agency Obligations (Cost of $9,722,792)		9,596,739
Commercial Mortgage-Backed Securities (4.9%)
Bear Stearns Commercial Mortgage Securities, Inc.
3.869% 02/11/41	1,025,000	995,250
Chase Commercial Mortgage Securities Corp.
7.093% 10/15/32	799,350	803,787
LB-UBS Commercial Mortgage Trust
5.642% 12/15/25	460,959	462,666
Nationslink Funding Corp.
6.888% 11/10/30 (d)	302,350	303,287
Prudential Securities Secured Financing Corp.
6.480% 11/01/31	1,442,081	1,458,663
Wachovia Bank Commercial Mortgage Trust
5.191% 10/15/44	550,000	545,771
Total Commercial Mortgage-Backed Securities (Cost of $4,690,780)		4,569,424
	Shares
Securities Lending Collateral (7.5%)
State Street Navigator Securities Lending Prime Portfolio (e)	7,021,621	7,021,621
Total Securities Lending Collateral (Cost of $7,021,621)		7,021,621

See Accompanying Notes to Financial Statements.

38

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (3.0%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/07, due 02/01/017 at 5.160%, collateralized by a U.S. Treasury Bond maturing 08/15/11, market value of $2,889,150 (repurchase proceeds $2,829,405)	$2,829,000	$2,829,000
Total Short-Term Obligation (Cost of $2,829,000)		2,829,000
Total Investments (108.2%) (Cost of $101,736,735) (f)		101,296,711
Other Assets & Liabilities, Net (-8.2%)		(7,678,079)
Net Assets (100.0%)		$93,618,632

Notes to Schedule of Investments:

(a)  All or portion of security on loan at January 31, 2007. The total market value of securities on loan at January 31, 2007 is $6,875,977.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at January 31, 2007.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2007, these securities, which are not illiquid, amounted to $985,916, which represents 1.1% of net assets.

(d)  Investments in a security issued by an affiliate during the period ended January 31, 2007:
Security name: Nationslink Funding Corp., 6.888% 11/10/30

Par as of 07/31/06:	$500,000
Par purchased:	$-
Par sold:*	$197,650
Par as of 01/31/07:	$302,350
Net realized gain/loss:	$-
Interest income earned:	$13,588
Value at end of period:	$303,287
*Represents principal payment.

(e)  Investment made with cash collateral received from securities lending activity.

(f)  Cost for federal income tax purposes is $101,963,420.

At January 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Corporate Fixed-Income Bonds & Notes	33.7
Collateralized Mortgage Obligations	24.9
Asset-Backed Securities	13.1
Mortgage-Backed Securities	10.9
Government & Agency Obligations	10.2
Commercial Mortgaged-Backed Securities	4.9
97.7
Securities Lending Collateral	7.5
Short-Term Obligation	3.0
Other Assets & Liabilities, Net	(8.2)
100.0

See Accompanying Notes to Financial Statements.

39

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2007 (Unaudited)

	Par	Value
Corporate Fixed-Income Bonds & Notes (34.9%)
Basic Materials (2.6%)
Chemicals (2.6%)
EI Du Pont de Nemours & Co.
3.375% 11/15/07	$1,000,000	$981,647
Praxair, Inc.
2.750% 06/15/08	1,000,000	966,057
4.750% 07/15/07	1,000,000	997,924
		2,945,628
Communications (3.5%)
Media (0.4%)
Comcast Cable Communications, Inc.
8.375% 05/01/07	500,000	503,631
Telecommunications (3.1%)
AT&T, Inc.
5.464% 05/15/08 (a)	1,000,000	1,000,642
BellSouth Corp.
5.474% 08/15/08 (a)	600,000	600,434
Verizon Global Funding Corp.
4.000% 01/15/08 (b)	600,000	592,302
6.125% 06/15/07	600,000	601,531
Vodafone Group PLC
5.454% 12/28/07 (a)	700,000	700,399
		3,495,308
		3,998,939
Consumer Cyclical (2.4%)
Auto Manufacturers (0.5%)
DaimlerChrysler NA Holding Corp.
5.750% 05/18/09 (b)	575,000	576,082
Retail (1.3%)
McDonald's Corp.
5.375% 04/30/07	610,000	610,035
Target Corp.
5.500% 04/01/07 (b)	850,000	850,065
		1,460,100
Textiles (0.6%)
Cintas Corp.
5.125% 06/01/07	750,000	749,159
		2,785,341

See Accompanying Notes to Financial Statements.

40

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Consumer Non-Cyclical (2.9%)
Beverages (0.9%)
Diageo Finance BV
5.484% 03/30/09 (a)	$1,000,000	$1,001,238
Cosmetics/Personal Care (0.6%)
Gillette Co.
3.500% 10/15/07	750,000	738,779
Food (1.0%)
General Mills, Inc.
5.125% 02/15/07	500,000	499,955
Kraft Foods, Inc.
5.250% 06/01/07	600,000	599,581
		1,099,536
Healthcare Services (0.4%)
WellPoint, Inc.
3.750% 12/14/07	500,000	492,449
		3,332,002
Energy (0.3%)
Oil & Gas (0.3%)
Ras Laffan Liquefied Natural Gas Co., Ltd.
3.437% 09/15/09 (c)	313,500	306,026
Financials (21.4%)
Banks (4.2%)
Bank of Montreal
7.800% 04/01/07	600,000	601,975
Capital One Bank
6.700% 05/15/08	600,000	608,882
M&I Marshall & Ilsley Bank
4.125% 09/04/07	600,000	596,066
PNC Funding Corp.
4.200% 03/10/08	1,000,000	980,365
Wachovia Bank NA
5.800% 12/01/08	1,000,000	1,008,258
Westpac Banking Corp/NY
5.340% 01/04/08 (a)(c)	1,000,000	1,000,000
		4,795,546
Diversified Financial Services (12.2%)
American Express Credit Corp.
5.480% 06/16/11 (a)	1,000,000	1,001,115
American Honda Finance Corp.
5.386% 06/23/08 (a)(c)	1,200,000	1,209,744

See Accompanying Notes to Financial Statements.

41

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Diversified Financial Services (continued)
Bear Stearns Companies, Inc.
5.660% 01/30/09 (a)	$350,000	$351,834
Caterpillar Financial Services Corp.
3.700% 08/15/08	600,000	585,106
CIT Group, Inc.
5.574% 02/15/07 (a)	1,000,000	1,000,063
Citigroup Global Markets Holdings, Inc.
6.500% 02/15/08	1,000,000	1,010,945
Countrywide Home Loans, Inc.
3.250% 05/21/08 (b)	500,000	486,724
Credit Suisse First Boston USA, Inc.
4.875% 08/15/10 (b)	200,000	197,236
5.874% 02/15/07 (a)	1,000,000	1,000,142
General Electric Capital Corp.
6.500% 12/10/07 (b)	500,000	504,697
Goldman Sachs Group LP
7.200% 03/01/07 (c)	250,000	250,335
Household Financial Corp.
7.650% 05/15/07 (b)	650,000	653,897
International Lease Finance Corp.
4.350% 09/15/08 (b)	1,000,000	981,954
John Deere Capital Corp.
3.625% 05/25/07	500,000	497,267
3.875% 03/07/07	540,000	539,248
Lehman Brothers Holdings, Inc.
3.500% 08/07/08	1,160,000	1,127,170
Merrill Lynch & Co.
3.000% 04/30/07	200,000	198,894
5.410% 06/26/09 (a)	750,000	750,232
SLM Corp.
5.500% 07/27/09 (a)	1,000,000	1,001,400
Textron Financial Corp.
4.125% 03/03/08	600,000	591,800
		13,939,803
Insurance (3.2%)
Berkshire Hathaway Finance Corp.
5.435% 05/16/08 (a)(b)	500,000	500,557
Chubb Corp.
4.934% 11/16/07	1,000,000	995,552
Genworth Financial, Inc.
5.510% 06/15/07 (a)	1,100,000	1,100,955
Hartford Financial Services Group, Inc.
4.700% 09/01/07	1,000,000	995,459
		3,592,523
Real Estate Investment Trusts (REITs) (0.9%)
Simon Property Group LP
5.375% 08/28/08	1,000,000	998,433

See Accompanying Notes to Financial Statements.

42

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Savings & Loans (0.9%)
Washington Mutual Bank
5.458% 11/06/09 (a)	$1,000,000	$999,453
		24,325,758
Information Technology (0.7%)
Computers (0.7%)
International Business Machines Corp.
3.800% 02/01/08	750,000	738,104
Utilities (1.1%)
Electric (1.1%)
Alabama Power Co.
3.500% 11/15/07	567,000	558,746
Wisconsin Electric Power Co.
3.500% 12/01/07	750,000	738,183
		1,296,929
Total Corporate Fixed-Income Bonds & Notes (Cost of $39,754,784)		39,728,727
Asset-Backed Securities (26.9%)
AmeriCredit Automobile Receivables Trust
3.930% 10/06/11	500,000	492,250
4.750% 11/06/08	77,042	77,025
5.210% 10/06/11	1,000,000	997,541
Bay View Auto Trust
4.550% 02/25/14	1,000,000	986,522
5.010% 06/25/14	300,000	297,365
Capital Auto Receivables Asset Trust
3.350% 02/15/08	416,573	415,401
5.400% 01/20/09 (c)	1,000,000	999,783
Capital One Auto Finance Trust
4.790% 05/15/09	324,022	323,656
Capital One Master Trust
6.356% 06/15/11	1,000,000	1,010,558
Carmax Auto Owner Trust
4.100% 05/15/08	124,840	124,749
Centex Home Equity
5.430% 10/25/35 (a)	66,027	66,030
6.540% 01/25/32	226,479	225,550
Chase Credit Card Master Trust
5.440% 02/15/10 (a)	1,000,000	1,000,975

See Accompanying Notes to Financial Statements.

43

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Asset-Backed Securities (continued)
Chase Manhattan Auto Owner Trust
4.770% 03/15/08	$238,663	$238,543
CIT Equipment Collateral
4.420% 05/20/09	948,760	942,709
5.070% 02/20/10	1,000,000	995,554
CNH Equipment Trust
3.380% 02/15/11	538,603	532,119
5.200% 06/15/10	1,000,000	998,123
5.200% 08/16/10	750,000	748,858
5.330% 01/15/09	1,000,000	999,258
DaimlerChrysler Auto Trust
5.300% 10/08/08	345,677	345,591
Ford Credit Floorplan Master Owner Trust
5.500% 06/15/11 (a)	700,000	700,520
Franklin Auto Trust
3.130% 11/15/11	269,953	265,399
4.910% 04/20/10	1,000,000	996,191
GMAC Mortgage Corp. Loan Trust
6.310% 05/25/36	776,468	776,421
Gracechurch Card Funding PLC
5.430% 03/15/10 (a)	1,000,000	1,001,394
GS Auto Loan Trust
4.320% 05/15/08	73,165	73,113
4.450% 05/17/10	750,000	744,053
Harley-Davidson Motorcycle Trust
2.630% 11/15/10	110,525	109,183
5.360% 10/15/10	653,133	653,020
Honda Auto Receivables Owner Trust
4.850% 06/18/08	412,243	411,748
Household Automotive Trust
2.220% 11/17/09	379,852	376,799
John Deere Owner Trust
5.364% 07/13/07	191,250	191,278
Long Beach Auto Receivables Trust
3.402% 09/15/09	139,591	139,201
4.050% 04/15/11	800,000	790,552
4.080% 06/15/10	600,129	596,290
4.325% 06/15/09	153,713	153,537
4.406% 05/15/10	600,000	595,909
5.370% 10/15/07	1,154,120	1,154,216
Nomura Asset Acceptance Corp.
5.460% 01/25/36 (a)(c)	441,072	441,110
Ownit Mortgage Loan Asset-Backed Certificates
5.424% 12/25/36 (a)	563,067	559,932
Providian Gateway Master Trust
3.350% 09/15/11 (c)	1,500,000	1,482,167
Residential Funding Mortgage Securities II, Inc.
5.440% 09/25/35 (a)	445,958	444,736

See Accompanying Notes to Financial Statements.

44

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Asset-Backed Securities (continued)
Triad Auto Receivables Owner Trust
4.220% 06/12/12	$750,000	$735,097
4.280% 06/14/10	715,245	709,116
4.770% 01/12/11	1,000,000	993,500
5.360% 11/12/09	700,160	700,016
Wachovia Auto Loan Owner Trust
5.390% 10/19/07 (c)	442,418	442,460
WFS Financial Owner Trust
3.020% 05/20/11	381,732	377,484
3.150% 05/20/11	555,327	548,925
3.250% 05/20/11	655,512	649,683
Total Asset-Backed Securities (cost of $30,654,641)		30,631,210
Collateralized Mortgage Obligations (11.1%)
Agency (7.3%)
Federal Home Loan Mortgage Corp.
2.351% 08/15/08 (a)	222,588	220,680
3.000% 06/15/23	409,302	406,214
3.500% 07/15/17	520,969	518,565
4.000% 05/15/14	100,000	98,301
4.000% 07/15/24	386,038	380,345
4.250% 03/15/17	380,465	378,433
4.500% 11/15/16	379,503	374,083
5.000% 07/15/14	400,000	397,905
5.000% 11/15/15	220,908	219,257
5.000% 02/15/16	739,941	733,946
5.000% 09/15/19	545,833	543,723
5.000% 05/15/26	411,511	408,548
5.500% 04/15/27	1,674,048	1,677,063
Federal National Mortgage Association
4.500% 03/25/13	790,532	781,709
5.000% 01/25/23	466,169	463,147
6.000% 01/25/31	752,302	752,020
		8,353,939
Non-Agency (3.8%)
Granite Master Issuer PLC
5.330% 04/20/31 (a)	563,121	563,215
JP Morgan Mortgage Trust
5.500% 04/25/36	400,000	398,799
Opteum Mortgage Acceptance Corp.
5.470% 12/25/35 (a)	466,480	464,135
Paragon Mortgages PLC
5.300% 06/15/41 (a)(c)	542,332	542,332
Residential Mortgage Securities PLC
5.444% 11/14/31 (a)(c)	894,940	895,119
Washington Mutual, Inc.
3.624% 04/25/35 (a)	92,798	92,616

See Accompanying Notes to Financial Statements.

45

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Collateralized Mortgage Obligations (continued)
4.838% 10/25/35 (a)	$691,738	$681,534
6.250% 07/25/36	652,931	651,668
		4,289,418
Total Collateralized Mortgage Obligations (Cost of $12,699,144)		12,643,357
Government & Agency Obligations (8.1%)
U.S. Government Agencies (8.1%)
Federal Home Loan Bank
2.625% 02/16/07	500,000	499,431
4.000% 04/25/07	1,000,000	996,781
4.000% 03/10/08	1,000,000	986,618
4.875% 05/15/07	1,000,000	998,636
5.375% 02/15/07	1,250,000	1,249,972
5.410% 12/28/07	1,500,000	1,500,000
Federal Home Loan Mortgage Corp.
4.125% 04/02/07	2,000,000	1,996,088
5.000% 09/15/08 (b)	1,000,000	997,518
		9,225,044
Total Government & Agency Obligations (Cost of $9,268,718)		9,225,044
Municipal Bonds (1.2%)
CA Huntington Park Pension Obligation
	Series 2005 A,
	Insured: AMBAC
5.350% 08/01/25 (d)	500,000	500,000
KS Wyandotte County Kansas City Unified Government Special Obligation Revenue
	Series 2005,
4.670% 12/01/09 (d)	100,000	98,681
NY Urban Development Corp. Revenue
	Series 2004 B-3,
3.580% 12/15/07 (d)	800,000	788,168
Total Municipal Bonds (Cost of $1,400,000)		1,386,849
	Shares
Securities Lending Collateral (3.1%)
State Street Navigator Securities Lending Prime Portfolio (e)	3,488,102	3,488,102
Total Securities Lending Collateral (Cost of $3,488,102)		3,488,102

See Accompanying Notes to Financial Statements.

46

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligations (15.6%)
Commercial Paper (2.2%)
First Tennessee Bank N.A.
5.320% 03/01/07	$1,000,000	$1,000,000
Rhineland Funding Capital
5.310% 02/05/07	1,500,000	1,499,115
		2,499,115
Repurchase Agreement (13.4%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/07, due 02/01/07 at 5.210%, collateralized by a U.S. Government Agency Bond maturing 03/07/22, market value of $15,587,625 (repurchase proceeds $15,281,211).	15,279,000	15,279,000
Total Short-Term Obligations (Cost of $17,778,115)		17,778,115
Total Investments (100.9%) (Cost of $115,043,504) (f)		114,881,404
Other Assets & Liabilities, Net (-0.9%)		(1,035,276)
Net Assets (100.0%)		$113,846,128

Notes to Schedule of Investments:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at January 31, 2007.

(b)  All or a portion of this security was on loan at January 31, 2007. The total market value of these securities on loan at January 31, 2007 is $3,418,902.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2007, these securities, which are not illiquid, amounted to $7,569,076, which represents 6.7% of net assets.

(d)  Auction rate security. A debt security in which the interest rate is reset periodically, at intervals established at the time of issuance.

(e)  Investment made with cash collateral received from securities lending activity.

(f)  Cost for federal income tax purposes is $115,214,713.

At January 31, 2007, the asset allocation of the Fund is as follows:

Asset allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	34.9
Asset-Backed Securities	26.9
Collateralized Mortgage Obligations	11.1
Government & Agency Obligations	8.1
Municipal Bonds	1.2
82.2
Securities Lending Collateral	3.1
Short-Term Obligations	15.6
Other Assets & Liabilities, Net	(0.9)
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

See Accompanying Notes to Financial Statements.

47

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2007 (Unaudited)

	Par	Value
Corporate Fixed-Income Bonds & Notes (94.8%)
Basic Materials (6.1%)
Chemicals (3.4%)
Agricultural Chemicals (0.5%)
Mosaic Co.
7.375% 12/01/14 (a)	$95,000	$96,187
7.625% 12/01/16 (a)	340,000	347,650
		443,837
Chemicals-Diversified (2.1%)
EquiStar Chemicals LP
10.625% 05/01/11	500,000	530,000
Huntsman International LLC
6.875% 11/15/13 (a)	165,000	219,085
7.875% 11/15/14 (a)	235,000	242,050
Lyondell Chemical Co.
8.000% 09/15/14	220,000	228,800
8.250% 09/15/16	290,000	307,400
NOVA Chemicals Corp.
6.500% 01/15/12	330,000	311,850
		1,839,185
Chemicals-Specialty (0.8%)
Chemtura Corp.
6.875% 06/01/16	325,000	315,250
Nalco Co.
7.750% 11/15/11	405,000	413,100
		728,350
		3,011,372
Forest Products & Paper (1.1%)
Paper & Related Products (1.1%)
Boise Cascade LLC
7.125% 10/15/14	185,000	180,375
Cascades, Inc.
7.250% 02/15/13	250,000	250,625
Domtar, Inc.
7.125% 08/15/15	230,000	227,125
Georgia-Pacific Corp.
8.000% 01/15/24	330,000	331,650
		989,775
Iron/Steel (1.1%)
Steel-Producers (1.1%)
Russel Metals, Inc.
6.375% 03/01/14	470,000	451,200
United States Steel Corp.
9.750% 05/15/10	545,000	576,338
		1,027,538

See Accompanying Notes to Financial Statements.

48

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Metals & Mining (0.5%)
Diversified Minerals (0.5%)
FMG Finance Ltd.
10.625% 09/01/16 (a)	$380,000	$418,950
		5,447,635
Communications (14.7%)
Media (8.3%)
Broadcast Services/Programs (0.3%)
Clear Channel Communications, Inc.
4.900% 05/15/15	250,000	210,092
Cable TV (4.1%)
Charter Communications Holdings II LLC
10.250% 09/15/10	395,000	410,306
CSC Holdings, Inc.
7.625% 04/01/11	435,000	448,050
DirecTV Holdings LLC
6.375% 06/15/15	995,000	947,737
8.375% 03/15/13	110,000	115,088
EchoStar DBS Corp.
6.625% 10/01/14	1,145,000	1,122,100
Rogers Cable, Inc.
7.875% 05/01/12	580,000	624,633
		3,667,914
Multimedia (1.3%)
Lamar Media Corp.
7.250% 01/01/13	925,000	936,562
Quebecor Media, Inc.
7.750% 03/15/16	245,000	248,675
		1,185,237
Publishing-Periodicals (1.6%)
Dex Media West LLC
9.875% 08/15/13	210,000	228,375
R.H. Donnelley Corp.
8.875% 01/15/16	310,000	324,725
10.875% 12/15/12	820,000	891,750
		1,444,850
Television (1.0%)
LIN Television Corp.
6.500% 05/15/13	665,000	641,725
Sinclair Broadcast Group, Inc.
8.000% 03/15/12	210,000	215,775
		857,500
		7,365,593

See Accompanying Notes to Financial Statements.

49

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Telecommunication Services (6.4%)
Cellular Telecommunications (1.3%)
Nextel Communications, Inc.
7.375% 08/01/15	$570,000	$584,167
Rogers Wireless, Inc.
8.000% 12/15/12	530,000	557,825
		1,141,992
Satellite Telecommunications (0.4%)
Intelsat Bermuda Ltd.
9.250% 06/15/16 (a)	285,000	312,788
Telecommunication Equipment (0.6%)
Lucent Technologies, Inc.
6.450% 03/15/29	600,000	546,000
Telecommunication Services (0.6%)
Embarq Corp.
7.082% 06/01/16	155,000	157,490
7.995% 06/01/36	155,000	161,097
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14	235,000	251,744
		570,331
Telephone-Integrated (3.5%)
Cincinnati Bell, Inc.
7.000% 02/15/15	280,000	280,000
Citizens Communications Co.
7.875% 01/15/27 (a)	425,000	430,313
Qwest Corp.
7.500% 10/01/14	580,000	615,525
7.500% 06/15/23	465,000	471,975
8.875% 03/15/12	755,000	838,050
Windstream Corp.
8.625% 08/01/16	440,000	480,150
		3,116,013
		5,687,124
		13,052,717
Consumer Cyclical (14.4%)
Apparel (0.4%)
Apparel Manufacturers (0.4%)
Phillips-Van Heusen Corp.
7.250% 02/15/11	365,000	372,300
Auto Parts & Equipment (1.7%)
Auto/Truck Parts & Equipment-Original (1.2%)
Accuride Corp.
8.500% 02/01/15	270,000	263,250
ArvinMeritor, Inc.
8.125% 09/15/15	255,000	250,537

See Accompanying Notes to Financial Statements.

50

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Auto/Truck Parts & Equipment-Original (continued)
TRW Automotive, Inc.
9.375% 02/15/13	$490,000	$524,300
		1,038,087
Auto/Truck Parts & Equipment-Replacement (0.2%)
Commercial Vehicle Group, Inc.
8.000% 07/01/13	225,000	221,063
Rubber-Tires (0.3%)
Goodyear Tire & Rubber Co.
8.625% 12/01/11 (a)	125,000	131,563
9.000% 07/01/15	100,000	107,750
		239,313
		1,498,463
Entertainment (1.9%)
Music (0.9%)
Steinway Musical Instruments, Inc.
7.000% 03/01/14 (a)	345,000	339,825
WMG Acquisition Corp.
7.375% 04/15/14	460,000	453,100
		792,925
Racetracks (1.0%)
Speedway Motorsports, Inc.
6.750% 06/01/13	930,000	931,162
		1,724,087
Home Builders (1.4%)
Building-Residential/Commercial (1.4%)
K. Hovnanian Enterprises, Inc.
6.375% 12/15/14	665,000	631,750
KB Home
5.875% 01/15/15	615,000	567,222
		1,198,972
Home Furnishings (0.4%)
Home Furnishings (0.4%)
Sealy Mattress Co.
8.250% 06/15/14	345,000	362,250
Leisure Time (1.1%)
Cruise Lines (0.9%)
Royal Caribbean Cruises Ltd.
6.875% 12/01/13	800,000	812,354
Leisure & Recreational Products (0.2%)
K2, Inc.
7.375% 07/01/14	175,000	176,312
		988,666

See Accompanying Notes to Financial Statements.

51

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Lodging (4.6%)
Casino Hotels (4.6%)
Caesars Entertainment, Inc.
7.875% 03/15/10	$255,000	$267,750
CCM Merger, Inc.
8.000% 08/01/13 (a)	180,000	178,875
Chukchansi Economic Development Authority
8.000% 11/15/13 (a)	385,000	398,475
Galaxy Entertainment Finance Co., Ltd.
9.875% 12/15/12 (a)	485,000	525,012
Harrah's Operating Co., Inc.
5.625% 06/01/15	440,000	381,913
Las Vegas Sands Corp.
6.375% 02/15/15	130,000	126,425
MGM Mirage
6.000% 10/01/09	235,000	234,119
6.750% 09/01/12	270,000	267,975
8.500% 09/15/10	290,000	311,025
Station Casinos, Inc.
6.625% 03/15/18	250,000	218,125
6.875% 03/01/16	440,000	402,600
Wynn Las Vegas LLC
6.625% 12/01/14	815,000	806,850
		4,119,144
Retail (2.5%)
Retail-Automobiles (0.9%)
AutoNation, Inc.
7.000% 04/15/14	235,000	236,175
7.360% 04/15/13 (b)	140,000	141,050
Group 1 Automotive, Inc.
8.250% 08/15/13	365,000	375,950
		753,175
Retail-Convenience Store (0.7%)
Couche-Tard US LP
7.500% 12/15/13	575,000	585,062
Retail-Propane Distributors (0.4%)
AmeriGas Partners LP
7.125% 05/20/16	380,000	371,450
Retail-Restaurants (0.5%)
Domino's, Inc.
8.250% 07/01/11	450,000	467,438
		2,177,125

See Accompanying Notes to Financial Statements.

52

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Textiles (0.4%)
Textile-Products (0.4%)
INVISTA
9.250% 05/01/12 (a)	$295,000	$315,650
		12,756,657
Consumer Non-Cyclical (13.7%)
Agriculture (0.4%)
Tobacco (0.4%)
Reynolds American, Inc.
7.625% 06/01/16	305,000	322,681
Beverages (1.6%)
Beverages-Non-Alcoholic (1.0%)
Cott Beverages, Inc.
8.000% 12/15/11	880,000	899,800
Beverages-Wine/Spirits (0.6%)
Constellation Brands, Inc.
8.125% 01/15/12	530,000	551,200
		1,451,000
Biotechnology (0.4%)
Medical-Biomedical/Gene (0.4%)
Bio-Rad Laboratories, Inc.
7.500% 08/15/13	295,000	305,325
Commercial Services (4.4%)
Commercial Services (0.6%)
Iron Mountain, Inc.
7.750% 01/15/15	555,000	566,100
Funeral Services & Related Items (0.4%)
Service Corp. International
6.750% 04/01/16	100,000	97,750
7.375% 10/01/14	215,000	221,450
		319,200
Printing-Commercial (0.8%)
Quebecor World Capital Corp.
8.750% 03/15/16 (a)	470,000	472,350
Quebecor World, Inc.
9.750% 01/15/15 (a)	185,000	193,094
		665,444

See Accompanying Notes to Financial Statements.

53

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Private Corrections (0.9%)
Corrections Corp. of America
6.250% 03/15/13	$665,000	$655,025
7.500% 05/01/11	175,000	179,593
		834,618
Rental Auto/Equipment (1.7%)
Ashtead Capital, Inc.
9.000% 08/15/16 (a)	355,000	379,850
Avis Budget Car Rental LLC
7.625% 05/15/14 (a)	160,000	158,800
7.750% 05/15/16 (a)	235,000	233,238
United Rentals North America, Inc.
7.750% 11/15/13	725,000	730,437
		1,502,325
		3,887,687
Food (1.1%)
Food-Dairy Products (0.6%)
Dean Foods Co.
7.000% 06/01/16	535,000	540,350
Food-Miscellaneous/Diversified (0.5%)
Del Monte Corp.
6.750% 02/15/15	460,000	451,375
		991,725
Healthcare Services (3.3%)
Medical Products (0.9%)
Fisher Scientific International, Inc.
6.750% 08/15/14	750,000	767,763
Medical-Hospitals (2.0%)
HCA, Inc.
9.250% 11/15/16 (a)	315,000	334,688
9.625% 11/15/16, PIK (a)	880,000	944,900
Triad Hospitals, Inc.
7.000% 05/15/12	480,000	492,000
		1,771,588
Medical-Outpatient/Home Medical (0.1%)
Select Medical Corp.
7.625% 02/01/15	160,000	143,200
Physician Practice Management (0.3%)
US Oncology, Inc.
9.000% 08/15/12	260,000	275,600
		2,958,151

See Accompanying Notes to Financial Statements.

54

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Household Products/Wares (1.0%)
Consumer Products-Miscellaneous (1.0%)
American Greetings Corp.
7.375% 06/01/16	$340,000	$349,350
Scotts Co.
6.625% 11/15/13	530,000	555,504
		904,854
Pharmaceuticals (1.5%)
Medical-Drugs (0.6%)
Elan Finance PLC
8.875% 12/01/13 (a)	510,000	504,900
Medical-Generic Drugs (0.6%)
Mylan Laboratories, Inc.
6.375% 08/15/15	530,000	515,425
Pharmacy Services (0.3%)
Omnicare, Inc.
6.750% 12/15/13	310,000	305,350
		1,325,675
		12,147,098
Energy (13.8%)
Coal (1.9%)
Coal (1.9%)
Arch Western Finance LLC
6.750% 07/01/13	690,000	681,375
Massey Energy Co.
6.875% 12/15/13	330,000	305,250
Peabody Energy Corp.
6.875% 03/15/13	725,000	728,625
		1,715,250
Oil & Gas (5.7%)
Oil & Gas Drilling (0.6%)
Pride International, Inc.
7.375% 07/15/14	535,000	543,025
Oil Companies-Exploration & Production (4.6%)
Chesapeake Energy Corp.
6.375% 06/15/15	1,440,000	1,396,800
Compton Petroleum Corp.
7.625% 12/01/13	320,000	305,600
El Paso Production Holding Co.
7.750% 06/01/13	205,000	212,175
Newfield Exploration Co.
6.625% 09/01/14	890,000	874,425

See Accompanying Notes to Financial Statements.

55

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Oil Companies-Exploration & Production (continued)
OPTI Canada, Inc.
8.250% 12/15/14 (a)	$245,000	$256,025
Pogo Producing Co.
6.625% 03/15/15	740,000	695,600
Quicksilver Resources, Inc.
7.125% 04/01/16	320,000	311,200
		4,051,825
Oil Refining & Marketing (0.5%)
Tesoro Corp.
6.625% 11/01/15	430,000	431,612
		5,026,462
Oil & Gas Services (1.8%)
Oil Field Machinery & Equipment (0.9%)
Grant Prideco, Inc.
6.125% 08/15/15	825,000	789,938
Oil-Field Services (0.9%)
Universal Compression, Inc.
7.250% 05/15/10	835,000	839,175
		1,629,113
Pipelines (4.4%)
Pipelines (4.4%)
Atlas Pipeline Partners LP
8.125% 12/15/15	285,000	293,550
Colorado Interstate Gas Co.
6.800% 11/15/15	955,000	990,345
El Paso Performance-Linked Trust
7.750% 07/15/11 (a)	180,000	187,200
MarkWest Energy Partners LP
6.875% 11/01/14	715,000	682,825
Williams Companies, Inc.
6.375% 10/01/10 (a)	650,000	653,250
7.750% 06/15/31	705,000	740,250
8.125% 03/15/12	330,000	355,162
		3,902,582
		12,273,407
Financials (8.6%)
Diversified Financial Services (7.2%)
Finance-Auto Loans (1.3%)
GMAC LLC
8.000% 11/01/31	1,005,000	1,131,237

See Accompanying Notes to Financial Statements.

56

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Finance-Investment Banker/Broker (1.0%)
E*Trade Financial Corp.
7.375% 09/15/13	$555,000	$575,812
LaBranche & Co., Inc.
11.000% 05/15/12	295,000	317,863
		893,675
Special Purpose Entity (4.9%)
Dow Jones CDX High Yield Index
8.375% 12/29/11 (a)	3,700,000	3,778,625
Idearc, Inc.
8.000% 11/15/16 (a)	630,000	640,238
		4,418,863
		6,443,775
Real Estate Investment Trusts (REITs) (1.4%)
REITS-Hotels (0.8%)
Host Marriott LP
6.375% 03/15/15	740,000	722,425
REITS-Regional Malls (0.6%)
Rouse Co. LP
6.750% 05/01/13 (a)	500,000	504,097
		1,226,522
		7,670,297
Industrials (14.8%)
Aerospace & Defense (1.9%)
Aerospace/Defense-Equipment (1.1%)
DRS Technologies, Inc.
6.625% 02/01/16	420,000	415,800
Sequa Corp.
9.000% 08/01/09	485,000	514,100
TransDigm, Inc.
7.750% 07/15/14 (a)(c)	50,000	51,000
		980,900
Electronics-Military (0.8%)
L-3 Communications Corp.
6.375% 10/15/15	765,000	741,094
		1,721,994
Electronics (0.9%)
Electronic Components-Miscellaneous (0.9%)
Flextronics International Ltd.
6.250% 11/15/14	410,000	389,500
NXP BV/NXP Funding LLC
7.875% 10/15/14 (a)	415,000	428,488
		817,988

See Accompanying Notes to Financial Statements.

57

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Environmental Control (1.4%)
Non-Hazardous Waste Disposal (1.4%)
Allied Waste North America, Inc.
7.125% 05/15/16	$1,250,000	$1,246,875
Machinery-Construction & Mining (0.4%)
Machinery-Construction & Mining (0.4%)
Terex Corp.
7.375% 01/15/14	320,000	326,400
Machinery-Diversified (1.4%)
Machinery-General Industry (1.4%)
Manitowoc Co., Inc.
7.125% 11/01/13	585,000	586,463
Westinghouse Air Brake Technologies Corp.
6.875% 07/31/13	630,000	623,700
		1,210,163
Miscellaneous Manufacturing (2.3%)
Diversified Manufacturing Operators (2.3%)
ARAMARK Corp., Class B
7.500% 01/25/14 (d)	1,000,000	1,011,250
Bombardier, Inc.
6.300% 05/01/14 (a)	620,000	586,675
Trinity Industries, Inc.
6.500% 03/15/14	495,000	486,337
		2,084,262
Packaging & Containers (3.5%)
Containers-Metal/Glass (3.5%)
Ball Corp.
6.875% 12/15/12	335,000	340,862
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	725,000	750,375
Owens-Illinois, Inc.
7.500% 05/15/10	1,545,000	1,568,175
Silgan Holdings, Inc.
6.750% 11/15/13	460,000	450,800
		3,110,212
Transportation (3.0%)
Transportation-Marine (2.4%)
Overseas Shipholding Group
8.250% 03/15/13	635,000	666,750
Stena AB
7.500% 11/01/13	660,000	668,250
Teekay Shipping Corp.
8.875% 07/15/11	715,000	768,625
		2,103,625

See Accompanying Notes to Financial Statements.

58

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Transportation-Services (0.6%)
Bristow Group, Inc.
6.125% 06/15/13	$610,000	$574,925
		2,678,550
		13,196,444
Technology (1.8%)
Office/Business Equipment (0.3%)
Office Automation & Equipment (0.3%)
Xerox Corp.
6.400% 03/15/16	215,000	217,583
Semiconductors (1.5%)
Electronic Components-Semiconductors (1.5%)
Advanced Micro Devices, Inc.
7.750% 11/01/12	255,000	260,737
Freescale Semiconductor, Inc.
9.125% 12/15/14 (a)	405,000	402,469
10.125% 12/15/16 (a)	690,000	686,550
		1,349,756
		1,567,339
Utilities (6.9%)
Electric (6.9%)
Electric-Generation (2.6%)
AES Corp.
7.750% 03/01/14	1,285,000	1,352,462
Edison Mission Energy
7.500% 06/15/13	895,000	928,563
		2,281,025
Electric-Integrated (2.1%)
CMS Energy Corp.
6.875% 12/15/15	310,000	319,300
8.500% 04/15/11	260,000	281,450
Nevada Power Co.
6.500% 04/15/12	585,000	602,074
TECO Energy, Inc.
7.000% 05/01/12	645,000	675,638
		1,878,462
Independent Power Producer (2.2%)
Dynegy Holdings, Inc.
7.125% 05/15/18	330,000	320,100
Mirant North America LLC
7.375% 12/31/13	545,000	555,900
MSW Energy Holdings II LLC
7.375% 09/01/10	540,000	560,250

See Accompanying Notes to Financial Statements.

59

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Independent Power Producer (continued)
NRG Energy, Inc.
7.250% 02/01/14	$130,000	$130,325
7.375% 02/01/16	380,000	380,475
7.375% 01/15/17	60,000	60,000
		2,007,050
		6,166,537
Total Corporate Fixed-Income Bonds & Notes (Cost of $84,651,114)		84,278,131
Short-Term Obligation (3.6%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/07, due 02/01/07 at 5.160%, collateralized by a U.S. Treasury Note maturing 08/15/11, market value of $3,259,950 (repurchase proceeds $3,193,458)	3,193,000	3,193,000
Total Short-Term Obligation (Cost of $3,193,000)		3,193,000
Total Investments (98.4%) (Cost of $87,844,114) (e)		87,471,131
Other Assets & Liabilities, Net (1.6%)		1,389,200
Net Assets (100.0%)		$88,860,331

Notes to Schedule of Investments:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2007, these securities, which are not illiquid, amounted to $15,352,860, which represents 17.3% of net assets.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at January 31, 2007.

(c)  Security purchased on a delayed delivery basis.

(d)  Loan participation agreement.

(e)  Cost for federal income tax purposes is $88,308,041.

See Accompanying Notes to Financial Statements.

60

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At January 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Industrials	14.8
Communications	14.7
Consumer Cyclical	14.4
Energy	13.8
Consumer Non-Cyclical	13.7
Financials	8.6
Utilities	6.9
Basic Materials	6.1
Technology	1.8
94.8
Short-Term Obligation	3.6
Other Assets & Liabilities, Net	1.6
100.0

At January 31, 2007, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy		Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
EUR	$	202,076	$204,325	02/06/07	$(2,249)
Forward Currency Contracts to Sell		Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	$	202,076	$207,215	02/06/07	$5,139
		215,214	213,715	02/16/07	(1,499)
					$3,640

Acronym	Name
EUR	Euro Currency
PIK	Payment in-kind

See Accompanying Notes to Financial Statements.

61

STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2007 (Unaudited)

	CMG Core Bond Fund	CMG Short Term Bond Fund	CMG Ultra Short Term Bond Fund	CMG High Yield Fund
ASSETS:
Unaffiliated investments, at identified cost (including repurchase agreements)	$58,129,388	$101,413,977	$115,043,504	$87,844,114
Affiliated investments, at identified cost	53,656	322,758	-	-
Total investments, at cost	58,183,044	101,736,735	115,043,504	87,844,114
Unaffiliated investments, at value (including securities on loan of 5,707,499, $6,875,977, $ $3,418,902 and $-)	56,561,454	98,164,424	99,602,404	84,278,131
Affiliated investments, at value	54,592	303,287	-	-
Repurchase agreement	1,283,000	2,829,000	15,279,000	3,193,000
Total investments, at value	57,899,046	101,296,711	114,881,404	87,471,131
Cash	591	939	864	1,000,373
Unrealized appreciation on foreign forward currency contracts	-	-	-	5,139
Receivable for:
Investments sold	-	-	505,560	169,575
Capital stock sold	242,700	362,000	2,908,958	231,990
Interest	466,750	714,460	804,561	1,530,657
Securities lending	358	449	317	-
Expense reimbursement due from Investment Advisor	8,233	8,613	9,774	6,413
Deferred Trustees' compensation plan	5,010	6,434	4,127	9,863
Other assets	-	-	56	-
Total assets	58,622,688	102,389,606	119,115,621	90,425,141
LIABILITIES:
Collateral on securities loaned	5,798,444	7,021,621	3,488,102	-
Unrealized depreciation on foreign forward currency contracts	-	-	-	3,748
Payable for:
Investments purchased	-	444,600	1,207,661	1,215,892
Investments purchased on a delayed delivery basis	-	-	-	50,737
Capital stock redeemed	-	1,000,000	246,492	14,820
Distributions	125,444	250,469	277,739	209,015
Investment advisory fee	12,123	22,928	21,568	29,422
Trustees' fees	-	-	-	1,369
Audit fee	23,740	24,292	23,183	25,958
Deferred Trustees' compensation plan	5,010	6,434	4,127	9,863
Other liabilities	505	630	621	3,986
Total liabilities	5,965,266	8,770,974	5,269,493	1,564,810
NET ASSETS	$52,657,422	$93,618,632	$113,846,128	$88,860,331
NET ASSETS consist of:
Paid-in capital	$54,782,717	$99,289,022	$115,745,354	$138,900,437
Overdistributed net investment income	(112,213)	(449,399)	(403,706)	(751,642)
Accumulated net realized loss	(1,729,084)	(4,780,967)	(1,333,420)	(48,916,855)
Net unrealized appreciation (depreciation) on:
Investments	(283,998)	(440,024)	(162,100)	(372,983)
Foreign currency translations	-	-	-	1,374
NET ASSETS	$52,657,422	$93,618,632	$113,846,128	$88,860,331
Shares of capital stock outstanding	5,183,817	8,074,378	11,806,983	11,305,900
Net asset value, offering and redemption price per share	$10.16	$11.59	$9.64	$7.86

See Accompanying Notes to Financial Statements.
62

STATEMENTS OF OPERATIONS

For the Six Months Ended January 31, 2007 (Unaudited)

	CMG Core Bond Fund	CMG Short Term Bond Fund	CMG Ultra Short Term Bond Fund	CMG High Yield Fund
NET INVESTMENT INCOME:
Income:
Interest	$1,352,500	$2,166,373	$2,369,446	$3,174,955
Interest from affiliates	2,466	13,588	-	-
Securities lending income	2,506	2,477	1,652	-
Foreign withholding tax	-	-	-	(215)
Total investment income	1,357,472	2,182,438	2,371,098	3,174,740
Expenses:
Investment advisory fee	66,162	110,597	119,665	183,560
Trustees' fees	6,440	6,716	6,773	10,356
Audit fee	20,190	20,542	19,533	22,408
Other expenses	5,373	6,186	6,290	6,403
Total expenses	98,165	144,041	152,261	222,727
Expense reimbursement from
Investment Advisor	(32,003)	(33,444)	(32,596)	(39,166)
Net expenses	66,162	110,597	119,665	183,561
Net investment income	1,291,310	2,071,841	2,251,433	2,991,179
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS:
Net realized gain (loss) on:
Investments	(160,629)	(120,210)	(100,634)	(694,427)
Foreign currency transactions	-	-	-	(1,896)
Futures contracts	-	11,179	-	-
Net realized loss	(160,629)	(109,031)	(100,634)	(696,323)
Net change in unrealized appreciation on:
Investments	804,275	335,088	312,172	3,337,248
Foreign currency translations	-	-	-	1,374
Net change in unrealized appreciation	804,275	335,088	312,172	3,338,622
Net gain	643,646	226,057	211,538	2,642,299
NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,934,956	$2,297,898	$2,462,971	$5,633,478

See Accompanying Notes to Financial Statements.
63

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Core Bond Fund		CMG Short Term Bond Fund
	(Unaudited) Six Months Ended January 31, 2007	Year Ended July 31, 2006	(Unaudited) Six Months Ended January 31, 2007	Year Ended July 31, 2006
Operations:
Net investment income	$1,291,310	$2,851,226	$2,071,841	$3,300,292
Net realized loss on investments,
foreign currency transactions
and futures contracts	(160,629)	(1,235,400)	(109,031)	(534,655)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	804,275	(857,311)	335,088	(288,322)
Net increase from operations	1,934,956	758,515	2,297,898	2,477,315
Distributions declared to shareholders:
From net investment income	(1,326,555)	(3,061,621)	(2,324,241)	(3,690,742)
From net realized gains	-	(21,839)	-	-
Total distributions declared to shareholders	(1,326,555)	(3,083,460)	(2,324,241)	(3,690,742)
Share transactions:
Subscriptions	5,886,772	12,221,511	29,398,826	30,797,725
Distributions reinvested	535,010	750,818	1,067,561	1,914,965
Redemptions	(10,553,865)	(33,568,744)	(20,805,572)	(43,357,147)
Net increase (decrease) in share transactions	(4,132,083)	(20,596,415)	9,660,815	(10,644,457)
Net increase (decrease) in net assets	(3,523,682)	(22,921,360)	9,634,472	(11,857,884)
NET ASSETS:
Beginning of period	56,181,104	79,102,464	83,984,160	95,842,044
End of period	$52,657,422	$56,181,104	$93,618,632	$83,984,160
Overdistributed net investment income	$(112,213)	$(76,968)	$(449,399)	$(196,999)
Changes in shares:
Subscriptions	578,722	1,194,394	2,527,333	2,641,344
Issued for distributions reinvested	52,400	73,922	91,853	164,066
Redemptions	(1,037,980)	(3,269,168)	(1,790,627)	(3,691,976)
Net increase (decrease)	(406,858)	(2,000,852)	828,559	(886,566)

See Accompanying Notes to Financial Statements.
64

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Ultra Short Term Bond Fund		CMG High Yield Fund
	(Unaudited) Six Months Ended January 31, 2007	Year Ended July 31, 2006	(Unaudited) Six Months Ended January 31, 2007	Year Ended July 31, 2006
Operations:
Net investment income	$2,251,433	$3,330,426	$2,991,179	$12,038,958
Net realized loss on investments and foreign currency transactions	(100,634)	(181,990)	(696,323)	(1,263,762)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	312,172	60,266	3,338,622	(7,431,304)
Net increase from operations	2,462,971	3,208,702	5,633,478	3,343,892
Distributions declared to shareholders:
From net investment income	(2,257,712)	(3,636,758)	(3,177,156)	(12,800,444)
Return of capital	-	(1,580)	-	-
Total distributions declared to shareholders	(2,257,712)	(3,638,338)	(3,177,156)	(12,800,444)
Share transactions:
Subscriptions	33,185,292	25,443,944	15,361,546	12,320,348
Distributions reinvested	794,584	1,242,616	1,751,762	8,511,776
Redemptions	(10,202,359)	(17,968,775)	(26,829,472)	(184,498,010)
Net increase (decrease) in share transactions	23,777,517	8,717,785	(9,716,164)	(163,665,886)
Net increase (decrease) in net assets	23,982,776	8,288,149	(7,259,842)	(173,122,438)
NET ASSETS:
Beginning of period	89,863,352	81,575,203	96,120,173	269,242,611
End of period	$113,846,128	$89,863,352	$88,860,331	$96,120,173
Overdistributed net investment income	$(403,706)	$(397,427)	$(751,642)	$(565,665)
Changes in shares:
Subscriptions	3,441,846	2,640,382	1,961,750	1,561,452
Issued for distributions reinvested	82,423	128,967	224,111	1,075,896
Redemptions	(1,058,354)	(1,863,156)	(3,429,207)	(23,417,941)
Net increase (decrease)	2,465,915	906,193	(1,243,346)	(20,780,593)

See Accompanying Notes to Financial Statements.
65

NOTES TO FINANCIAL STATEMENTS

January 31, 2007 (Unaudited)

Note 1.  Organization

Columbia Funds Institutional Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

  CMG Core Bond Fund
  CMG Short Term Bond Fund
  CMG Ultra Short Term Bond Fund
  CMG High Yield Fund

Shares of the Funds are available for purchase by institutional buyers and certain advisory clients of Columbia Management Advisors, LLC ("Columbia") or one of its affiliates. Each Fund's minimum initial investment requirement for investors is $3 million. Please see the Funds' prospectuses for further details.

Investment goals. CMG Core Bond Fund seeks a high level of current income consistent with capital preservation. CMG Short Term Bond Fund seeks a high level of current income consistent with a high degree of stability of principal. CMG Ultra Short Term Bond Fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. CMG High Yield Fund seeks a high level of current income. Capital appreciation is a secondary objective when consistent with a high level of current income.

Fund shares. Each Fund may issue an unlimited number of shares of beneficial interest which are offered continuously at net asset value.

Note 2.  Significant accounting policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security valuation. Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

66

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2007 (Unaudited)

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4.00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures contracts. Each Fund may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statements of Assets and Liabilities at any given time. Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by each Fund equals to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Forward foreign currency exchange contracts. Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. Certain Funds

67

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2007 (Unaudited)

may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Forward currency contracts are valued daily at the current forward exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

Loan Participations and Commitments. CMG High Yield Fund may invest in Loan Participations. When a Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not the Borrower. As a result, the Fund assumes the credit risk of the Borrower, Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan which it has purchased from the Selling Participant.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Delayed delivery securities. The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds identify liquid portfolio securities in its records as segregated in an amount equal to the delayed delivery commitment.

Treasury inflation indexed securities. The Funds may invest in Treasury Inflation-Indexed Securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Stripped securities. Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Mortgage dollar roll. The Funds may enter into mortgage "dollar rolls" in which the Funds sell securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll

68

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2007 (Unaudited)

period, the Funds lose the right to receive principal and interest paid on the securities sold. However, the Funds would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Funds compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Funds. The Funds will hold and maintain in segregated accounts until the settlement date, cash or liquid securities in amounts equal to the forward purchase price.

The Funds' policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls"). For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently enter into mortgage dollar rolls that are accounted for as financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Funds sell the security becomes insolvent, the Funds' right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Funds are required to repurchase may be worth less than an instrument which the Funds originally held. Successful use of mortgage dollar rolls may depend upon the Advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Foreign currency transactions. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statements of Operations.

Income recognition. Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses, net of any non-reclaimable tax withholdings of foreign securities.

Federal income tax status. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to shareholders. Dividends from net investment income, if any, are generally declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification. In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these

69

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2007 (Unaudited)

arrangements is unknown, as this would involve future claims against the Fund. Also, under the Funds' organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal tax information

The tax character of distributions paid during the year ended July 31, 2006 was as follows:

	July 31, 2006
	Ordinary Income*	Long-Term Capital Gains	Tax Return of Capital
CMG Core Bond Fund	$3,064,202	$19,258	$-
CMG Short Term Bond Fund	3,690,742	-	-
CMG Ultra Short Term Bond Fund	3,636,758	-	1,580
CMG High Yield Fund	12,800,444	-	-

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at January 31, 2007, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation are primarily due to deferral of losses from wash sales and amortization/accretion adjustments, was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
CMG Core Bond Fund	$276,259	$(603,485)	$(327,226)
CMG Short Term Bond Fund	120,130	(786,839)	(666,709)
CMG Ultra Short Term Bond Fund	79,029	(412,338)	(333,309)
CMG High Yield Fund	789,089	(1,625,999)	(836,910)

The following capital loss carryforwards, determined as of July 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2008	2009	2010	2012	2013	2014	Total
CMG Core Bond Fund	$-	$-	$-	$-	$-	$304,526	$304,526
CMG Short Term Bond Fund	537,548	-	2,365,257	19,156	25,391	989,127	3,936,479
CMG Ultra Short Term Bond Fund	-	-	-	29,640	47,961	627,248	704,849
CMG High Yield Fund	-	20,046,499	25,194,365	-	-	-	45,240,864

Capital loss carryforwards of $152,878, for CMG High Yield Fund, were utilized during the year ended July 31, 2006. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

70

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2007 (Unaudited)

Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2006, post-October capital losses attributed to security transactions were deferred to August 1, 2006, as follows:

Capital Losses
CMG Core Bond Fund	$1,166,490
CMG Short Term Bond Fund	727,380
CMG Ultra Short Term Bond Fund	527,938
CMG High Yield Fund	2,979,541

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on each Fund's financial statements.

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee. Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. Each Fund's investment advisory fee is a unified fee. Columbia, out of the unified fee it receives from the Funds, pays all accounting fees, legal fees, transfer agent fees, custody fees, expenses of the Chief Compliance Officer, fees for Sarbanes-Oxley compliance, the commitment fee for the line of credit and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, Trustees' fees, Trustee legal counsel fees, audit fees, interest expense associated with any borrowings by the Funds or extraordinary expenses, if any. The unified fees are paid monthly to Columbia based on each Fund's average daily net assets at the following annual rates:

CMG Core Bond Fund	0.25%
CMG Short Term Bond Fund	0.25%
CMG Ultra Short Term Bond Fund	0.25%
CMG High Yield Fund	0.40%

Pricing & bookkeeping fees. Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to each Fund. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreement") pursuant to which State Street provides accounting services to each Fund.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and compliance with the Sarbanes-Oxley Act of 2002 and provides oversight of the accounting and financial reporting services provided by State Street.

71

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2007 (Unaudited)

The fees for each Fund are payable by Columbia.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement were paid to State Street. The pricing and bookkeeping fees for each Fund were payable by Columbia.

Transfer agent fee. Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The transfer agent fees for the Funds are payable by Columbia.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

Fee waivers. Columbia has contractually agreed to reimburse the Funds through March 1, 2009 for certain expenses so that the expenses incurred by the Funds, including the investment advisory fees, will not exceed the following annual rates based on each Fund's average daily net assets:

CMG Core Bond Fund	0.25%
CMG Short Term Bond Fund	0.25%
CMG Ultra Short Term Bond Fund	0.25%
CMG High Yield Fund	0.40%

Fees paid to officers and trustees. All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The expenses of the Chief Compliance Officer are payable by Columbia.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Other. Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. The fees for such services are payable by Columbia.

Note 5.  Portfolio information

For the six months ended January 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follow:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
CMG Core Bond Fund	$18,344,306	$17,682,130	$2,043,193	$7,344,170
CMG Short Term Bond Fund	16,211,823	9,737,631	27,858,150	21,282,212
CMG Ultra Short Term Bond Fund	5,838,417	5,383,260	45,603,915	22,047,609
CMG High Yield Fund	-	-	31,138,390	38,935,161

72

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2007 (Unaudited)

Note 6.  Line of credit

The Trust and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are payable by Columbia.

For the six months ended January 31, 2007, the Funds did not borrow under this arrangement.

Note 7.  Shares of beneficial interest

As of January 31, 2007, the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The numbers of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
CMG Core Bond Fund	1	83.4%
CMG Short Term Bond Fund	1	89.4%
CMG Ultra Short Term Bond Fund	1	98.8%
CMG High Yield Fund	1	53.6%

In addition, as of January 31, 2007, two of the Funds had shareholders that held greater than 5% of the shares outstanding and Bank of America and/or its affiliates did not have investment discretion. Subscription and redemption activity of these shareholders may have a material effect on the Funds. The numbers of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
CMG Core Bond Fund	1	16.5%
CMG High Yield Fund	4	30.8%

73

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2007 (Unaudited)

Note 8.  Securities lending

CMG Core Bond Fund, CMG Short Term Bond Fund and CMG Ultra Short Term Bond Fund commenced a securities lending program in August 2006 and may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

Note 9.  Disclosure of significant risks and contingencies

Foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High-yield securities. Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Sector focus. At times, the Funds may have a large portion of their assets invested in a particular group of related industries (sector). During such times, the Funds will have greater exposure to economic and market events affecting such sector than if it were more broadly diversified across sectors.

Legal proceedings. On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds

74

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2007 (Unaudited)

have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all

75

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2007 (Unaudited)

Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court, where the parties will seek court approval of the settlement. The terms of the proposed settlement, if approved, will require payments by the funds' adviser and/or its affiliates, including payment of plaintiffs' attorneys' fees and notice to class members. In the event that the settlement is not approved, the plaintiffs may elect to go forward with their appeal and no opinion is expressed regarding the likely outcome or financial impact of such an appeal on any fund.

76

BOARD CONSIDERATION AND APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

77

BOARD CONSIDERATION AND APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (continued)

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that then fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering, the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds. The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

78

BOARD CONSIDERATION AND APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (continued)

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

79

SUMMARY OF MANAGEMENT FEE EVALUATION BY
INDEPENDENT FEE CONSULTANT

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

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SUMMARY OF MANAGEMENT FEE EVALUATION BY
INDEPENDENT FEE CONSULTANT (continued)

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one year performance into a fund-by-fund screen.

81

SUMMARY OF MANAGEMENT FEE EVALUATION BY
INDEPENDENT FEE CONSULTANT (continued)

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

82

SUMMARY OF MANAGEMENT FEE EVALUATION BY
INDEPENDENT FEE CONSULTANT (continued)

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data

83

SUMMARY OF MANAGEMENT FEE EVALUATION BY
INDEPENDENT FEE CONSULTANT (continued)

are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.  Trustees may wish to consider incorporating risk adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

84

SUMMARY OF MANAGEMENT FEE EVALUATION BY
INDEPENDENT FEE CONSULTANT (continued)

Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

85

COLUMBIA FUNDS INSTITUTIONAL TRUST

ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, 02111-2621

- INVESTMENT ADVISOR -

COLUMBIA MANAGEMENT ADVISORS, LLC
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ROPES & GRAY LLP
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COLUMBIA MANAGEMENT SERVICES, INC.
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SHC-44/116584-0107 (03/07) 07/36501

A description of the funds' proxy voting policies and procedures is available (i) on the funds' website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The funds are offered by prospectus through Columbia Management Distributors, Inc. Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact your Columbia Management representative or visit www.columbiamanagement.com for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Fund distributed by Columbia Management Distributors, Inc.

©2007 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621

CMG ENHANCED S&P 500® INDEX FUND
CMG LARGE CAP GROWTH FUND
CMG LARGE CAP VALUE FUND
CMG MID CAP GROWTH FUND
CMG MID CAP VALUE FUND
CMG SMALL CAP GROWTH FUND
CMG SMALL CAP VALUE FUND
CMG SMALL/MID CAP FUND
CMG INTERNATIONAL STOCK FUND
PORTFOLIOS OF COLUMBIA FUNDS INSTITUTIONAL TRUST

Semiannual Report
January 31, 2007

Not FDIC
Insured

May Lose Value

No Bank Guarantee

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment advisor and indirect, wholly owned subsidiary of Bank of America Corporation and is part of Columbia Management.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Table of Contents

Fund Profile

CMG Enhanced S&P 500® Index Fund	1

CMG Large Cap Growth Fund	6

CMG Large Cap Value Fund	11

CMG Mid Cap Growth Fund	16

CMG Mid Cap Value Fund	21

CMG Small Cap Growth Fund	27

CMG Small Cap Value Fund	33

CMG Small/Mid Cap Fund	39

CMG International Stock Fund	45

Financial Statements

Financial Highlights	51

Schedules of Investments	60

Statements of Assets and Liabilities	126

Statements of Operations	128

Statements of Changes in Net Assets	130

Notes to Financial Statements	135

Board Consideration and Approval of Investment Advisory Agreements	146

Summary of Management Fee Evaluation by Independent Fee Consultant	149

The views expressed in the fund profiles reflect the current views of the portfolio managers of the funds included in this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the portfolio managers disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular fund. References to specific company securities should not be construed as a recommendation or investment advice.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period ended January 31, 2007, CMG Enhanced S&P 500® Index Fund returned 15.31%. The fund's return was higher than that of its benchmark, the S&P 500 Index,1 which was 13.75% for the same period. The fund also outperformed the 13.18% average return for its peer group, the Lipper Large Cap Core Funds Classification.2 Stock selection, especially in financials, energy and healthcare, was the primary reason for the fund's higher relative returns.

•  Within the financials sector, strong mergers and acquisitions activity boosted capital market-related stocks, such as Goldman Sachs and Lehman Brothers (1.9% and 0.6% of net assets, respectively). The fund had more exposure than the index to both stocks, which magnified the impact of their performance on the fund. Elsewhere in the portfolio, Microsoft and Cisco Systems were also solid contributors to performance relative to the index (3.1% and 1.8% of net assets, respectively).

The fund had no exposure to the indirect parent company of the fund's advisor, Bank of America Corporation, because the fund is not permitted to own the stock. This has hampered the fund's performance during prior periods but aided performance during this reporting period. Within the energy sector, we had less exposure than the index to Valero Energy (0.4% of net assets), which was a positive for performance as its shares lagged the index in the face of declining oil prices.

Weak security selection in consumer discretionary, materials and consumer staples sectors hurt performance. Within consumer discretionary, the fund had only a small position in Comcast (less than 0.1% of net assets) and lacked exposure to at least one other top performing name that is included in the index, and this hampered returns during the period. In the consumer staples sector, the fund had more exposure than the index to Reynolds American and Archer-Daniels-Midland (1.2% and 0.4% of net assets, respectively), which also hampered performance. Reynolds American delivered only modest returns while Archer-Daniels-Midland lost nearly 27% during the period. In the energy sector, ConocoPhillips (1.1% of net assets) and Anadarko were disappointments. We sold Anadarko. Within health care, biotechnology stalwart Amgen (1.7% of net assets) failed to keep pace with the sector's overall gains and hampered the fund's return disproportionately, because the fund had an above-index position in the stock.

1 The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

•  The fund is positioned to reflect our confidence in corporate business prospects and our expectation for continued, moderate economic growth. By our estimates, valuations remain attractive on a historical basis, with large caps holding a slight valuation advantage over small cap stocks and growth stocks slightly undervalued relative to value stocks.

We appreciate your continued confidence in CMG Enhanced S&P 500® Index Fund.

Portfolio Management

Vikram Kuriyan has managed the CMG Enhanced S&P 500® Index Fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2007 were:

(%)
Exxon Mobil	3.8
Citigroup	3.2
Microsoft	3.1
Pfizer	2.0
Goldman Sachs	1.9
JPMorgan Chase	1.8
Cisco Systems	1.8
Amgen	1.7
General Electric	1.6
AT&T	1.5

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in the fund also includes market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund will diverge.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table and chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return as of January 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Enhanced S&P 500® Index Fund	05/05/03	15.31	16.51	15.59
S&P 500 Index		13.75	14.51	14.52

Average annual total return as of December 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Enhanced S&P 500® Index Fund	05/05/03	14.57	17.91	15.52
S&P 500 Index		12.74	15.80	14.41

Index performance is from May 5, 2003.

Growth of a $3,000,000 investment, May 5, 2003 to January 31, 2007

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Enhanced S&P 500® Index Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2006 – January 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,153.10	1,023.95	1.36	1.28	0.25

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for most recent daily and month-end performance updates.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period ended January 31, 2007, CMG Large Cap Growth Fund returned 15.46%. The fund beat its benchmark, the Russell 1000 Growth Index1, and its peer group, the Morningstar Large Growth Category, which returned 15.12% and averaged 13.50%, respectively, over the same period.2 Our focus on large-cap companies that we believe have strong competitive positions, high sustainable profits, good balance sheets and above-average earnings growth prospects resulted in strong stock selection relative to the index and peer group, which drove performance.

•  Technology, the fund's largest sector weight, had the biggest impact on returns, led by Internet-related stocks, which rallied sharply. In addition, Research in Motion (0.7% of net assets), the maker of wireless Blackberry devices, rebounded after resolving patent litigation issues. Industrials further boosted performance, as aerospace stocks benefited from a pickup in orders. Returns from most other sectors were modestly ahead of those in the index. Notable individual contributors included Las Vegas Sands and Bank of New York (0.5% and 1.0% of net assets, respectively). Las Vegas Sands, a casino operator, climbed as investors grew more excited about its prospects in Macau, a developing gaming center in Asia. Bank of New York benefited from a recent restructuring that focuses the company on asset management and investment services.

Health care modestly detracted from returns relative to the index. No one stock was a major disappointment. Instead not owning several medical device companies that did well and investing in some companies at the wrong times hampered returns. Certain biotechnology stocks were also disappointments.

•  We remain optimistic about the prospects for large-cap growth stocks. Valuations remain attractive relative to other areas of the market and to their historical averages. As corporate profit growth slows in the United States, large-cap growth companies with international operations have the potential to attract added investor interest. Going forward, we plan to keep the fund highly diversified across sectors, relying on stock selection to drive returns.

1 The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Thank you for investing in CMG Large Cap Growth Fund.

Portfolio Management

Paul J. Berlinguet, lead manager for CMG Large Cap Growth Fund, has managed or co-managed the fund since October 2003 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Roger R. Sullivan has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since January 2005.

John T. Wilson has co-managed the fund since August 2005 and has been with the advisor or its predecessors since July 2005.

Edward P. Hickey has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 1998.

Mary-Ann Ward has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 1997.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2007 were:

(%)
Johnson & Johnson	2.9
Microsoft	2.8
Cisco Systems	2.8
Google	2.8
General Electric	2.5
PepsiCo	2.2
Procter & Gamble	2.0
International Business Machines	2.0
Amgen	1.8
Altria Group	1.7

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results may reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table and chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return as of January 31, 2007 (%)

	Inception	6-month	1-year	Life (cumulative)
CMG Large Cap Growth Fund	09/10/03	15.46	9.46	9.92
Russell 1000 Growth Index		15.12	9.95	9.01

Average annual total return as of December 31, 2006 (%)

	Inception	6-month	1-year	Life (cumulative)
CMG Large Cap Growth Fund	09/10/03	9.82	10.41	9.35
Russell 1000 Growth Index		10.10	9.07	8.41

Index performance is from September 10, 2003.

Growth of a $3,000,000 investment, September 10, 2003 to January 31, 2007

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period.

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index

UNDERSTANDING YOUR EXPENSES – CMG Large Cap Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2006 – January 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,154.61	1,022.68	2.72	2.55	0.50

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period ended January 31, 2007, CMG Large Cap Value Fund returned 12.12%. The fund's benchmark, the Russell 1000 Value Index,1 returned 13.43%. The average return of its peer group, the Morningstar Large Value Category, was 12.90%.2 Solid economic growth and strong corporate profits aided the fund, its benchmark and peer group to double digit returns. For the fund, stock selection within financials, materials and telecommunications sectors aided performance while energy holdings detracted from its return.

•  With slightly over one third of the fund's assets invested in financial stocks, the sector's solid performance, in general, and stock selection, in particular, aided the fund's return. Capital markets and diversified financial service firms were the best performers. A favorable appraisal by analysts of Citigroup's (3.7% of net assets) upside potential in a positive interest rate environment, combined with its strong international presence and a lower level of deal risk than its competitors, resulted in a 16.4% gain for its shares, which set new highs during the period. JPMorgan Chase and U.S. Bancorp (3.7% and 2.4% of net assets, respectively) also generated double-digit gains. Within the telecommunications sector, shares of AT&T (3.2% of net assets) rose 28.1% as the company closed its merger with BellSouth near the end of December. The completed merger, which combines AT&T with BellSouth and Cingular, offers the potential for operating synergies and profit margin. In the materials sector, the fund's investment in Weyerhauser (1.8% of net assets), a paper and forest products company, returned 24.4% as rising containerboard prices and the company's restructuring initiatives in that division, combined with other factors, translated into a higher share price.

Energy stocks were disappointing during the period. However, the fund's modest weight in the sector – 14% – limited the negative impact on the fund's return. Occidental Petroleum (1.6% of net assets) declined 13.2% and EnCana declined 16.7%. We sold EnCana but retained the position in Occidental Petroleum.

1 The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

•  In managing the fund, we plan to remain attentive to the economic landscape, both here and abroad, as well as business factors, such as prospects for consumer-related sectors and operating margins. We plan to continue to seek out companies that demonstrate the potential for incremental operating improvements and efficiencies that allow top-line revenue growth to improve their bottom-line results.

Thank you for investing in CMG Large Cap Value Fund.

Portfolio Management

Lori J. Ensinger has co-managed the CMG Large Cap Value Fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Diane L. Sobin has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2001.

David I. Hoffman has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Noah J. Petrucci has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2002.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2007 were:

(%)
Citigroup	3.7
JPMorgan Chase	3.7
AT&T	3.2
Merrill Lynch	3.1
Exxon Mobil	2.7
Pfizer	2.7
General Electric	2.6
U.S. Bancorp	2.4
Wells Fargo	2.3
Weyerhaeuser	1.8

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results may reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table and chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return as of January 31, 2007 (%)

	Inception	6-month	1-year	Life (cumulative)
CMG Large Cap Value Fund	09/10/03	12.12	14.53	14.42
Russell 1000 Value Index		13.43	19.18	17.42

Average annual total return as of December 31, 2006 (%)

	Inception	6-month	1-year	Life (cumulative)
CMG Large Cap Value Fund	09/10/03	11.67	17.55	14.39
Russell 1000 Value Index		14.72	22.25	17.45

Index performance is from September 10, 2003.

Growth of a $3,000,000 investment, September 10, 2003 to January 31, 2007

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period.

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index

UNDERSTANDING YOUR EXPENSES – CMG Large Cap Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2006 – January 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,121.19	1,022.68	2.67	2.55	0.50

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period ended January 31, 2007, CMG Mid Cap Growth Fund returned 14.84%. The fund trailed its benchmark, the Russell Midcap Growth Index,1 which returned 15.98%, but came out ahead of the 14.07% average return of its peer group, the Morningstar Mid-Cap Growth Category,2 for the same period. Stock selection, particularly in the telecommunications services and industrials sectors, contributed positively to performance. Health care and consumer discretionary investments were disappointing.

•  An overweight in the telecommunications services sector, particularly, wireless telecom services, drove returns. Standouts included Millicom International Cellular SA (0.4% of net assets), a wireless service provider benefiting from better-than-expected subscriber growth and usage in Vietnam and Pakistan. In industrials, the fund had more exposure than the index to the aerospace and defense industry, which aided returns because the group did well during the period. Aerospace and defense companies benefited from growth in emerging markets and spending in developed countries to refurbish aging fleets. Stock selection among air freight, logistics and marine companies was also positive. Elsewhere, top performers included MEMC Electronic Materials (1.1% of net assets), a company that supplies poly silicon for the manufacture of semiconductor wafers and solar panels.

Health care stock selection was disappointing, largely because the fund did not own enough of the top performing names in the index. An underweighting in Forest Laboratories (0.4% of net assets) was especially costly, as solid prescription growth for key drugs that treat depression, hypertension and Alzheimer's disease propelled the stock higher. In the consumer discretionary sector, Nutri/System (0.4% of net assets), a weight loss company, sagged as increased advertising expenditures worried investors.

1 The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

•  By the end of the period, we had positioned the portfolio for slowing economic growth by trimming its exposure to cyclical, industrial and material stocks as well as certain energy stocks. We added to stakes in the consumer staples, health care and telecommunications services sectors. Going forward, we plan to continue to screen the investment universe for growth companies we believe are attractively valued with strong business models, rising profit margins and improving returns on capital.

Thank you for investing in CMG Mid Cap Growth Fund.

Portfolio Management

Wayne M. Collette has co-managed the CMG Mid Cap Growth Fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2004.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2007 were:

(%)
Coach	1.9
Cognizant Technology Solutions	1.4
American Tower	1.3
Nordstrom	1.2
MEMC Electronic Materials	1.1
Allergan	1.1
NII Holdings	1.1
Affiliated Managers Group	1.1
Leap Wireless International	1.1
J.C. Penney	1.0

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table and chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return as of January 31, 2007 (%)

	Inception	6-month	1-year	Life (cumulative)
CMG Mid Cap Growth Fund	05/05/03	14.84	6.52	16.40
Russell Midcap Growth Index		15.98	8.20	19.24

Average annual total return as of December 31, 2006 (%)

	Inception	6-month	1-year	Life (cumulative)
CMG Mid Cap Growth Fund	05/05/03	6.62	11.85	15.76
Russell Midcap Growth Index		7.90	10.66	18.56

Index performance is from May 5, 2003.

Growth of a $3,000,000 investment, May 5, 2003 to January 31, 2007

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index

UNDERSTANDING YOUR EXPENSES – CMG Mid Cap Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2006 – January 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,148.41	1,021.68	3.79	3.57	0.70

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period ended January 31, 2007, CMG Mid Cap Value returned 14.66%. The fund's benchmark, the Russell Midcap Value Index,1 returned 16.45% for the period. The average return of the fund's peer group, the Morningstar Mid-Cap Value Category, was 14.79%.2 Stock selection within the technology, energy, financial and utilities sectors aided performance while industrial and health care holdings hampered the fund's return.

•  Strong performance from the fund's financial and utilities holdings were the primary force behind the fund's returns. A little over one-quarter of the fund's assets are invested in the financial sector. Within that group, real estate investment trusts (REITs), where we focused on nonresidential companies in capacity-constrained markets we consider desirable, generated strong performance. Over the past two years, mergers and acquisitions and privatization activity within the group has totaled over $103 billion, which has made many REITs attractive takeover candidates. In this regard, Equity Office Properties, General Growth Properties (0.5% and 1.7% of net assets, respectively) and Boston Properties (0.7% of net assets) all benefited, generating gains of 29% plus. We reduced our position in Equity Office Properties after it announced it would be acquired by Blackstone Group and trimmed the fund's position in Boston Properties after the stock reached our price target. We added a position in Plum Creek Timber (0.7% of net assets), which we believe could benefit from an upturn in the housing cycle.

The fund's energy, health care and consumer staples investments were laggards during the period. In health care, Hospira (0.9% of net assets), a medical specialties company, declined 14% following an announcement that gross margins had declined and that earnings were even lower than analysts had estimated.

1 The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

As companies within the portfolio peaked at our estimate of full valuation, we reduced the fund's exposure to cyclically-driven companies and added less to cyclically reliant areas. Late in the period, we added positions within homebuilding, consumer products and energy service, where we saw the potential for opportunity.

•  In managing the fund, we plan to remain attentive to the economic landscape, both here and abroad, as well as business factors, such as prospects for consumer-related sectors and operating margins. We plan to continue to seek out companies that demonstrate the potential for incremental operating improvements and efficiencies that allow top-line revenue growth to improve their bottom-line results.

We appreciate your continued confidence in CMG Mid Cap Value Fund.

Portfolio Management

Diane L. Sobin has co-managed the CMG Mid Cap Value Fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Lori J. Ensinger has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

David I. Hoffman has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Noah J. Petrucci has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2002.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2007 were:

(%)
PG&E	2.1
Entergy	1.8
General Growth Properties	1.7
Ambac Financial Group	1.7
Edison International	1.6
Kroger	1.6
Hess	1.5
PPL	1.5
CIT Group	1.5
Comerica	1.4

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table and chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return as of January 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Mid Cap Value Fund	05/05/03	14.66	15.16	19.20
Russell Midcap Value Index		16.45	18.77	24.56

Average annual total return as of December 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Mid Cap Value Fund	05/05/03	10.55	17.29	18.68
Russell Midcap Value Index		12.33	20.22	24.17

Index performance is from May 5, 2003.

Growth of a $3,000,000 investment, May 5, 2003 to January 31, 2007

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period.

The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Mid Cap Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2006 – January 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,146.60	1,021.68	3.79	3.57	0.70

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period ended January 31, 2007, CMG Small Cap Growth Fund returned 14.51%. For the same period, the fund's benchmarks, the Russell 2000 Growth Index1 and Russell 2000 Index1, returned 14.81% and 14.95%, respectively. The average return of its peer group, the Morningstar Small Growth Category, was 13.45%.2 The fund benefited from strong stock selection, particularly in the industrials, financials and energy sectors. Consumer discretionary returns detracted from relative performance, largely because the fund did not own certain restaurant stocks that performed especially well.

•  Industrials gave a boost to returns, fueled by aerospace and defense stocks that benefited from strong growth in emerging markets and the refurbishing of aging fleets in developed countries. In addition, Huron Consulting Group (1.7% of net assets), an industrial company that provides consulting services to the health care, academic and legal industries, rallied amid growing demand. In financials, our focus was on capital markets companies, which gained from the increased use of alternative investment instruments. Energy stocks further aided returns, as the oil companies the fund owned held up amid declining commodity prices. Top contributors also included Allscripts Healthcare Solutions (1.2% of net assets), a health care technology company that provides doctors with electronic recordkeeping for patient care.

Consumer discretionary returns suffered as Christopher & Banks (0.3% of net assets), a women's clothing retailer, declined sharply after a weak holiday season. Detractors elsewhere included HealthExtras (0.8% of net assets), a pharmaceutical benefit management company that faltered amid industry pricing concerns.

1 The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

•  By period end, we had positioned the fund for slowing economic growth by trimming its exposure to cyclical, industrial and material stocks as well as certain energy stocks. We added to stakes in the consumer staples, health care and telecommunications services sectors. Going forward, we plan to continue to screen the investment universe for growth companies that we believe are attractively valued with strong business models, rising profit margins and improving returns on capital.

Thank you for investing in CMG Small Cap Growth Fund.

Portfolio Management

Wayne M. Collette has co-managed the CMG Small Cap Growth Fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2004.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2007 were:

(%)
Huron Consulting Group	1.7
ICON	1.7
Allscripts Healthcare Solutions	1.2
BE Aerospace	1.1
GameStop	1.1
SBA Communications	1.1
General Cable	1.1
Euronet Worldwide	1.1
Resources Connection	1.1
Affiliated Managers Group	1.0

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table and chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return as of January 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG Small Cap Growth Fund	08/30/89	14.51	7.62	11.19	10.59
Russell 2000 Index		14.95	10.44	11.99	9.40
Russell 2000 Growth Index		14.81	5.30	8.10	4.81

Average annual total return as of December 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG Small Cap Growth Fund	08/30/89	4.66	15.93	9.86	10.73
Russell 2000 Index		9.38	18.37	11.39	9.44
Russell 2000 Growth Index		6.86	13.35	6.93	4.88

Growth of a $3,000,000 investment, February 1, 1997 to January 31, 2007

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the indices during the period.

The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES — CMG Small Cap Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2006 – January 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,145.08	1,021.17	4.33	4.08	0.80

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period ended January 31, 2007, CMG Small Cap Value Fund returned 13.79%. The fund trailed both of its benchmarks, the Russell 2000 Value Index and the Russell 2000 Index1, which returned 15.08% and 14.95%, respectively. However, its return was higher than the average return of its peer group, the Morningstar Small Value Category, which was 13.37% over the same period.2 Recognizing that the fund is compared against two indices, the following discussion relates to performance measured against the Russell 2000 Value Index. Small-cap stocks rallied in the second half of 2006, led by some of the smallest and lowest-quality small-cap stocks. The fund's focus on financially strong companies caused the fund to lag the index. However, we believe that a slight bias toward smaller stocks within the fund's universe and an adherence to a strict value discipline helped the fund outperform its peer group average.

•  Financials and industrials aided performance. Strong stock selection among commercial banks and insurers along with a lack of exposure to thrifts—primarily savings and loan organizations and savings banks—gave the biggest boost to returns in the financials sector. On the industrials side, we focused on capital goods and aerospace and defense companies, which did quite well for the period. Among the standouts were Cash America International (1.0% of net assets), a pawn shop operator that benefited from increased gold prices, and KHD Humboldt Wedag International (1.2% of net assets), a multi-national industrial services company, which experienced strong growth in Eastern Europe and Asia.

Returns from health care and energy stocks were disappointing. In health care, the fund did not own the lower-quality stocks that were the period's best performers. In addition, our emphasis on companies that manage health-care facilities and offer medical services hampered returns. Both were pressured by concerns that lower reimbursement rates would hurt pricing and revenues. Energy stocks declined, hampered by coal and energy service investments that were weak performers.

1 The Russell 2000 Value Index tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

2 ©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

•  Despite several years of strong gains, we expect small-cap value stocks to keep up with the broader market as long as credit remains available at reasonable rates and the economy continues to grow. We plan to continue to focus on financially strong companies with above average stakes in industrials and health care, where we continue to find ample opportunities that meet our investment criteria.

Thank you for investing in CMG Small Cap Value Fund.

Portfolio Management

Stephen Barbaro has managed or co-managed the CMG Small Cap Value Fund since the fund's inception and has been with the advisor or its predecessors or affiliate organizations since 1976.

Jeremy Javidi has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since January 2000.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2007 were:

(%)
Precision Castparts	1.3
KHD Humboldt Wedag International	1.2
Greif	1.1
Pediatrix Medical Group	1.0
Harsco	1.0
Cash America International	1.0
MPS Group	0.9
Eagle Materials	0.9
Consolidated Graphics	0.8
Navigators Group	0.8

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table and chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return as of January 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Small Cap Value Fund	05/05/03	13.79	12.25	22.77
Russell 2000 Value Index		15.08	15.76	23.48
Russell 2000 Index		14.95	10.44	20.98

Average annual total return as of December 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	Life
CMG Small Cap Value Fund	05/05/03	9.53	20.01	22.90
Russell 2000 Value Index		11.81	23.48	23.58
Russell 2000 Index		9.38	18.37	20.97

Index performance is from May 5, 2003.

Growth of a $3,000,000 investment, May 5, 2003 to January 31, 2007

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the indices during the stated time period.

The Russell 2000 Value Index tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES — CMG Small Cap Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2006 – January 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,137.92	1,021.17	4.31	4.08	0.80

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period ended January 31, 2007, CMG Small/Mid Cap Fund returned 14.19%. The fund's return was lower than the return of its benchmarks, the Russell 2500 Growth Index and the Russell 2500 Index,1 which returned 15.99% and 15.85%, respectively. However, the fund came out ahead of the 14.07% average return of its peer group, the Morningstar Mid-Cap Growth Category.2 Stock selection, especially in the industrials, materials and energy sectors, was strong. Disappointments came mainly from the consumer discretionary and health care sectors.

•  Industrials made the biggest positive contribution to returns. Stock selection in consulting and business services was strong, and because the fund's exposure to the group was higher than the benchmarks, the positive returns were amplified. Winners included Huron Consulting (1.8% of net assets), a firm that has experienced strong demand for its services to the health care, academic and legal industries. Within materials, chemical holdings drove returns. Potash Corp. of Saskatchewan Inc. (1.1% of net assets), which supplies materials used in agricultural fertilizers, did well.

By contrast, the fund lost ground in the consumer discretionary sector, where weak stock selection and an underweight relative to the benchmarks detracted from returns. Specialty retailer Christopher & Banks (0.3% of net assets), a women's clothing retailer, declined sharply after missing the mark on its holiday product offerings. In health care, returns were lackluster, especially in the health care equipment and services area. Among the detractors was HealthExtras (0.7% of net assets), a pharmaceutical benefit management company, which was pressured by industry pricing concerns.

1 The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index tracks the performance of the 2,500 smallest companies of the Russell 3000 Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

2 ©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

•  By the period's end, we had positioned the fund for slowing economic growth by trimming its exposure to cyclical, industrial and material stocks as well as certain energy stocks. We added to stakes in the consumer staples, health care and telecommunications services sectors. Going forward, we plan to continue to screen the investment universe for attractively valued growth companies with strong business models, rising profit margins and improving returns on capital.

We appreciate your continued confidence in the CMG Small/Mid Cap Fund.

Portfolio Management

Wayne M. Collette has co-managed the CMG Small/Mid Cap Fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2004.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2007 were:

(%)
Huron Consulting Group	1.8
ICON	1.5
Affiliated Managers Group	1.4
NII Holdings	1.2
General Cable	1.1
Alliance Data Systems	1.1
GameStop	1.1
Potash Corp. of Saskatchewan	1.1
Euronet Worldwide	1.1
Crown Castle International	1.1

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table and chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return as of January 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Small/Mid Cap Fund	12/01/00	14.19	6.87	10.61	6.00
Russell 2500 Growth Index		15.99	7.68	9.25	5.73
Russell 2500 Index		15.85	11.42	13.07	11.95

Average annual total return as of December 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	5-year	Life
CMG Small/Mid Cap Fund	12/01/00	4.84	14.49	9.31	5.55
Russell 2500 Growth Index		6.94	12.26	7.62	5.27
Russell 2500 Index		9.26	16.17	12.19	11.63

Index performance is from December 1, 2000.

Growth of a $3,000,000 investment, December 1, 2000 to January 31, 2007

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the indices during the stated time period.

The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index tracks the performance of the 2,500 smallest companies of the Russell 3000 Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES — CMG Small/Mid Cap Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2006 – January 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,141.91	1,021.42	4.05	3.82	0.75

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for most recent daily and month-end performance updates.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period ended January 31, 2007, CMG International Stock Fund returned 15.03%. The fund's return was higher than the returns of its benchmarks, the MSCI EAFE Index and the MSCI All Country World ex U.S. Index1, which returned 14.33% and 14.87%, respectively. The fund's return was also higher than the 14.68% average return of its peer group, the Morningstar Foreign Large Blend Category.2 Recognizing that the fund is compared against two indices, the following discussion relates to performance measured against the MSCI EAFE Index. During the period, a long list of factors created a positive environment for the international equity markets: robust global economic growth, tame inflation, relatively low interest rates, strong corporate profits, a weak U.S. dollar and declining energy prices. All of the developed markets posted positive double-digit returns, with the exception of the United Kingdom (UK) which rose 7.0% in the face of an unexpected interest-rate hike by the Bank of England. The fund had less exposure than the index to the UK market, which aided results.

•  The fund's exposure to the energy sector was higher than the index, which hampered performance because energy was the only sector to post a negative return for the period. Nevertheless, individual energy holdings were helpful. In China, Yanzhou Coal Mining and PetroChina, a major energy company, were among the best performers (0.6% and 0.9% of net assets, respectively). Other companies that were positive included JM AB, a Swedish property management and development company that benefited from strong demand for residential and commercial property, and Salzgitter, a German steel producer (0.9% and 1.1% of net assets, respectively). Companies that detracted from return included the UK's PartyGaming, an online gaming company that declined because of new US regulations prohibiting the processing of cash transactions by US financial institutions. The new rules effectively eliminated the US as a market for PartyGaming. The stock was sold. AstraZeneca (1.5% of net assets), a UK pharmaceutical company, was also disappointing, as concerns about the company's pipeline of future drugs weighed on the stock.

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float- adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The MSCI All Country (AC) World ex U.S. Index is an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the US. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2 ©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

•  Many markets are at all-time highs and appear poised for correction. We would view any market weakness as a buying opportunity, as we believe that the long-term environment for equities is positive, with global economic growth rates running higher than global interest rates. We expect inflation to remain under control, as companies continue to outsource production to low-cost countries. Against this backdrop, we expect central banks to maintain monetary policies that accommodate growth for the foreseeable future.

We appreciate your continued confidence in the CMG International Stock Fund.

Portfolio Management

Fred Copper has managed or co-managed the CMG International Stock Fund since October 2005 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Jasmine (Weili) Huang has co-managed the fund since May 2006 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Timothy R. Anderson has co-managed the fund since May 2006 and has been with the advisor or its predecessors or affiliate organizations since March 2006.

Paul J. DiGiacomo has co-managed the fund since May 2006 and has been with the advisor or its predecessors or affiliate organizations since April 2006.

Daisuke Nomoto has co-managed the fund since May 2006 and has been with the advisor or its predecessors or affiliate organizations since 2005.

The fund's top ten holdings and countries (as a percentage of net assets) as of January 31, 2007 were:

Holdings	(%)	Countries	(%)
iShares MSCI EAFE Index Fund	2.7	Japan	22.4
Total	2.0	United Kingdom	14.0
Toyota Motor	2.0	Germany	9.5
Novartis	1.9	France	7.3
Banco Santander Central Hispano	1.9	Switzerland	7.0
Banco Bilbao Vizcaya Argentaria	1.7	Sweden	5.0
Barclays	1.7	Spain	4.8
AstraZeneca	1.5	Finland	2.9
BNP Paribas	1.5	Netherlands	2.6
Societe Generale	1.4	Canada	2.4

Holdings and country breakdowns are disclosed as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings and country breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency fluctuation, risks associated with possible differences in financial standards and other monetary and political risks.

A concentration of investments in a specific sector, such as the technology sector, may cause the fund to experience increased volatility.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table and chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return as of January 31, 2007 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG International Stock Fund	02/01/94	15.03	19.86	14.43	8.60
MSCI EAFE Index		14.33	19.84	16.40	8.16
MSCI All Country World ex U.S. Index		14.87	19.31	17.99	8.83

Average annual total return as of December 31, 2006 (%)

	Inception	6-month (cumulative)	1-year	5-year	10-year
CMG International Stock Fund	02/01/94	14.15	25.31	13.08	8.40
MSCI EAFE Index		14.69	26.34	14.98	7.71
MSCI All Country World ex U.S. Index		15.61	27.16	16.87	8.59

Growth of a $3,000,000 investment, February 1, 1997 to January 31, 2007

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the indices during the stated time period.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The MSCI All Country (AC) World ex U.S. Index is an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the US. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES — CMG International Stock Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2006 – January 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,150.28	1,021.42	4.06	3.82	0.75

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended						Period Ended
	January 31,		Year Ended July 31,				July 31,
	2007		2006		2005	2004	2003 (a)
Net asset value, beginning of period	$13.52		$13.49		$11.97	$10.73	$10.00
Income from investment operations:
Net investment income (b)	0.13		0.23		0.24 (c)	0.17	0.04
Net realized and unrealized gain on investments	1.93		0.76		1.58	1.13	0.69
Total from investment operations	2.06		0.99		1.82	1.30	0.73
Less distributions declared to shareholders:
From net investment income	(0.22)		(0.25)		(0.20)	(0.05)	-
From net realized gains	(0.90)		(0.71)		(0.10)	(0.01)	-
Total distributions declared to shareholders	(1.12)		(0.96)		(0.30)	(0.06)	-
Net asset value, end of period	$14.46		$13.52		$13.49	$11.97	$10.73
Total return (d)(e)	15.31	%(f)	7.56%		15.32%	12.08%	7.30	%(f)
Ratios/Supplemental data:
Net assets, end of period (000's)	$125,209		$100,973		$91,633	$98,247	$9,134
Ratio of net operating expenses to average net assets	0.25	%(g)	0.25%		0.25%	0.25%	0.25	%(g)
Ratio of interest expense to average net assets	-	%(g)(h)	-	%(h)	-	-	-
Ratio of net expenses to average net assets	0.25	%(g)	0.25%		0.25%	0.25%	0.25	%(g)
Ratio of net investment income to average net assets	1.79	%(g)	1.70%		1.91%	1.43%	1.50	%(g)
Reimbursement	0.06	%(g)	0.06%		0.04%	0.05%	1.37	%(g)
Portfolio turnover rate	28	%(f)	66%		49%	60%	2	%(f)

(a)  The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended					Period Ended
	January 31,		Year Ended July 31,			July 31,
	2007		2006		2005	2004 (a)
Net asset value, beginning of period	$11.12		$11.65		$10.25	$10.00
Income from investment operations:
Net investment income (b)	0.03		0.07		0.12 (c)	0.03
Net realized and unrealized gain on investments	1.68		0.14		1.37	0.23
Total from investment operations	1.71		0.21		1.49	0.26
Less distributions declared to shareholders:
From net investment income	(0.08)		(0.08)		(0.09)	(0.01)
From net realized gains	(0.69)		(0.66)		-	-
Total distributions declared to shareholders	(0.77)		(0.74)		(0.09)	(0.01)
Net asset value, end of period	$12.06		$11.12		$11.65	$10.25
Total return (d)(e)	15.46	%(f)	1.63%		14.55%	2.57	%(f)
Ratios/Supplemental data:
Net assets, end of period (000's)	$43,573		$35,765		$40,312	$40,684
Ratio of net operating expenses to average net assets	0.50	%(g)	0.50%		0.50%	0.50	%(g)
Ratio of interest expense to average net assets	-		-	%(h)	-	-
Ratio of net expenses to average net assets	0.50	%(g)	0.50%		0.50%	0.50	%(g)
Ratio of net investment income to average net assets	0.57	%(g)	0.62%		1.07%	0.31	%(g)
Reimbursement	0.17	%(g)	0.13%		0.07%	0.14	%(g)
Portfolio turnover rate	105	%(f)	180%		120%	114	%(f)

(a)  The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended						Period Ended
	January 31,		Year Ended July 31,				July 31,
	2007		2006		2005		2004 (a)
Net asset value, beginning of period	$11.89		$12.54		$11.09		$10.00
Income from investment operations:
Net investment income (b)	0.11		0.22		0.24		0.18
Net realized and unrealized gain on investments	1.32		0.92		1.46		0.93
Total from investment operations	1.43		1.14		1.70		1.11
Less distributions declared to shareholders:
From net investment income	(0.22)		(0.28)		(0.22)		(0.02)
From net realized gains	(0.97)		(1.51)		(0.03)		-
Total distributions declared to shareholders	(1.19)		(1.79)		(0.25)		(0.02)
Net asset value, end of period	$12.13		$11.89		$12.54		$11.09
Total return (c)(d)	12.12	%(e)	9.85	%(f)	15.41	%(g)	11.15	%(e)
Ratios/Supplemental data:
Net assets, end of period (000's)	$39,586		$37,280		$38,731		$47,855
Ratio of net expenses to average net assets	0.50	%(h)	0.50%		0.50%		0.50	%(h)
Ratio of net investment income to average net assets	1.77	%(h)	1.78%		1.99%		1.86	%(h)
Reimbursement	0.17	%(h)	0.13%		0.07%		0.14	%(h)
Portfolio turnover rate	43	%(e)	97%		45%		46	%(e)

(a)  The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  Total return includes a reimbursement of loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended					Period Ended
	January 31,		Year Ended July 31,			July 31,
	2007		2006	2005	2004	2003 (a)
Net asset value, beginning of period	$14.98		$14.15	$11.04	$10.93	$10.00
Income from investment operations:
Net investment income (loss) (b)	0.04		0.01	(0.03)	(0.05)	(0.01)
Net realized and unrealized gain on investments and foreign currency	2.14		1.20	3.14	0.17	0.94
Total from investment operations	2.18		1.21	3.11	0.12	0.93
Less distributions declared to shareholders:
From net investment income	(0.06)		-	-	-	-
From net realized gains	(1.74)		(0.38)	-	(0.01)	-
Total distributions declared to shareholders	(1.80)		(0.38)	-	(0.01)	-
Net asset value, end of period	$15.36		$14.98	$14.15	$11.04	$10.93
Total return (c)(d)	14.84	%(e)	8.56%	28.17%	1.06%	9.30	%(e)
Ratios/Supplemental data:
Net assets, end of period (000's)	$27,122		$23,636	$24,881	$19,284	$2,161
Ratio of net expenses to average net assets	0.70	%(f)	0.70%	0.70%	0.70%	0.70	%(f)
Ratio of net investment income (loss) to average net assets	0.51	%(f)	0.08%	(0.21)%	(0.38)%	(0.44	)%(f)
Reimbursement	0.26	%(f)	0.20%	0.21%	0.22%	3.85	%(f)
Portfolio turnover rate	72	%(e)	65%	141%	169%	23	%(e)

(a)  The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended					Period Ended
	January 31,		Year Ended July 31,			July 31,
	2007		2006	2005	2004	2003 (a)
Net asset value, beginning of period	$14.02		$15.17	$12.58	$10.69	$10.00
Income from investment operations:
Net investment income (b)	0.10		0.15	0.11	0.07	0.01
Net realized and unrealized gain on investments	1.89		1.14	2.66	1.84	0.68
Total from investment operations	1.99		1.29	2.77	1.91	0.69
Less distributions declared to shareholders:
From net investment income	(0.18)		(0.16)	(0.09)	(0.02)	-
From net realized gains	(2.31)		(2.28)	(0.09)	- (c)	-
Total distributions declared to shareholders	(2.49)		(2.44)	(0.18)	(0.02)	-
Net asset value, end of period	$13.52		$14.02	$15.17	$12.58	$10.69
Total return (d)(e)	14.66	%(f)	9.30%	22.14%	17.91%	6.90	%(f)
Ratios/Supplemental data:
Net assets, end of period (000's)	$16,262		$17,762	$21,277	$21,994	$2,651
Ratio of net expenses to average net assets	0.70	%(g)	0.70%	0.70%	0.70%	0.70	%(g)
Ratio of net investment income to average net assets	1.35	%(g)	1.02%	0.78%	0.54%	0.49	%(g)
Reimbursement	0.36	%(g)	0.25%	0.19%	0.20%	3.61	%(g)
Portfolio turnover rate	33	%(f)	59%	59%	9%	2	%(f)

(a)  The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended								Period Ended
	January 31,		Year Ended July 31,						July 31,		Year Ended October 31,
	2007		2006		2005		2004		2003 (a)		2002		2001
Net asset value, beginning of period	$2.03		$6.57		$5.07		$4.62		$3.67		$4.41		$18.78
Income from investment operations:
Net investment loss	-	(b)(c)	(0.02	)(b)	(0.03	)(b)	(0.03	)(b)	(0.02	)(b)	(0.02	)(b)	(0.01)
Net realized and unrealized gain (loss) on investments	0.28		0.53	(d)	1.53		0.48		0.97		(0.72)		(2.18)
Total from investment operations	0.28		0.51		1.50		0.45		0.95		(0.74)		(2.19)
Less distributions declared to shareholders:
From net realized gains	(0.49)		(5.05	)(e)	-		-		-		-	(c)	(12.18)
Net asset value, end of period	$1.82		$2.03		$6.57		$5.07		$4.62		$3.67		$4.41
Total return (f)	14.51	%(g)(h)	10.46	%(h)	29.59%		9.74%		25.89	%(g)	(16.76)%		(28.84)%
Ratios/Supplemental data:
Net assets, end of period (000's)	$39,625		$40,183		$30,317		$292,028		$293,924		$227,874		$283,521
Ratio of net operating expenses to average net assets (i)	0.80	%(j)	1.09%		0.85%		0.79%		0.81	%(j)	0.79%		0.82%
Ratio of interest expense to average net assets	-	%(j)(k)	-		-		-		-		-		-
Ratio of net expenses to average net assets (i)	0.80	%(j)	1.09%		0.85%		0.79%		0.81	%(j)	0.79%		0.82%
Ratio of net investment loss to average net assets (i)	(0.23	)%(j)	(0.88)%		(0.61)%		(0.62)%		(0.55	)%(j)	(0.49)%		(0.22)%
Waiver/reimbursement	0.25	%(j)	0.21%		-		-		-		-		-
Portfolio turnover rate	70	%(g)	112%		119%		123%		89	%(g)	120%		160%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  The amount shown for a share outstanding does not correspond with the aggregate gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(e)  Capital gain distributions were declared after significant shareholder redemptions reduced the size of the Fund.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND

A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended						Period Ended
	January 31,		Year Ended July 31,				July 31,
	2007		2006		2005	2004	2003 (a)
Net asset value, beginning of period	$15.31		$16.06		$13.91	$11.29	$10.00
Income from investment operations:
Net investment income (b)	0.06		0.09		0.11	0.11	0.02
Net realized and unrealized gain on investments	1.99		1.06		3.11	2.79	1.27
Total from investment operations	2.05		1.15		3.22	2.90	1.29
Less distributions declared to shareholders:
From net investment income	(0.12)		(0.13)		(0.10)	(0.06)	-
From net realized gains	(3.18)		(1.77)		(0.97)	(0.22)	-
Total distributions declared to shareholders	(3.30)		(1.90)		(1.07)	(0.28)	-
Net asset value, end of period	$14.06		$15.31		$16.06	$13.91	$11.29
Total return (c)(d)	13.79	%(e)	7.90	%(f)	23.57%	25.79%	12.90	%(e)
Ratios/Supplemental data:
Net assets, end of period (000's)	$30,216		$33,439		$36,989	$40,356	$21,356
Ratio of net operating expenses to average net assets	0.80	%(g)	0.80%		0.80%	0.80%	0.80	%(g)
Ratio of interest expense to average net assets	0.02	%(g)	-	%(h)	-	-	-
Ratio of net expenses to average net assets	0.82	%(g)	0.80%		0.80%	0.80%	0.80	%(g)
Ratio of net investment income to average net assets	0.70	%(g)	0.60%		0.77%	0.82%	0.66	%(g)
Reimbursement	0.23	%(g)	0.14%		0.12%	0.09%	0.36	%(g)
Portfolio turnover rate	17	%(e)	37%		41%	53%	5	%(e)

(a)  The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended								Period Ended		Year Ended		Period Ended
	January 31,		Year Ended July 31,						July 31,		October 31,		October 31,
	2007		2006		2005		2004		2003 (a)		2002		2001 (b)
Net asset value, beginning of period	$11.24		$11.49		$8.77		$8.30		$6.96		$8.00		$10.00
Income from investment operations:
Net investment loss	-	(c)(d)	(0.05	)(c)	(0.04	)(c)	(0.05	)(c)	(0.03	)(c)	(0.04	)(c)	(0.02)
Net realized and unrealized gain (loss) on investments	0.73		1.07		2.76		0.52		1.37		(1.00)		(1.98)
Total from investment operations	0.73		1.02		2.72		0.47		1.34		(1.04)		(2.00)
Less distributions declared to shareholders:
From net realized gains	(7.69	)(e)	(1.27)		-		-		-		-		-
Net asset value, end of period	$4.28		$11.24		$11.49		$8.77		$8.30		$6.96		$8.00
Total return (f)(g)	14.19	% (h)	9.17	%(i)	31.01%		5.66%		19.25	% (h)	(13.00)%		(20.00	)%(h)
Ratios/Supplemental data:
Net assets, end of period (000's)	$10,259		$8,773		$38,755		$50,662		$73,926		$54,769		$49,391
Ratio of net expenses to average net assets	0.75	% (j)	0.75%		0.75%		0.75%		0.78	% (j)(k)	0.80	% (k)	0.80	% (j)(k)
Ratio of net investment loss to average net assets	(0.07	)%(j)	(0.45)%		(0.37)%		(0.49)%		(0.50	)%(j)(k)	(0.45	)%(k)	(0.23	)%(j)(k)
Reimbursement	0.60	% (j)	0.23%		0.09%		0.06%		0.06	% (j)	0.06%		0.17	% (j)
Portfolio turnover rate	53	% (h)	109%		170%		91%		84	% (h)	125%		167	% (h)

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  The Fund commenced investment operations on December 1, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Capital gain distributions were declared after significant shareholder redemptions reduced the size of the Fund.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(j)  Annualized.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended								Period Ended
	January 31,		Year Ended July 31,						July 31,		Year Ended October 31,
	2007		2006		2005		2004		2003 (a)		2002		2001
Net asset value, beginning of period	$14.63		$13.76		$12.17		$10.33		$9.32		$10.42		$16.20
Income from investment operations:
Net investment income	0.06	(b)	0.26	(b)	0.19	(b)	0.14	(b)	0.11	(b)	0.02	(b)	0.03
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	2.05		2.85		1.79		1.76		0.95		(1.09)		(3.09)
Total from investment operations	2.11		3.11		1.98		1.90		1.06		(1.07)		(3.06)
Less distributions declared to shareholders:
From net investment income	(0.36)		(0.27)		(0.10)		(0.06)		(0.05)		(0.03)		-
From net realized gains	(2.92)		(1.97)		(0.29)		-		-		-		(2.72)
Total distributions declared to shareholders	(3.28)		(2.24)		(0.39)		(0.06)		(0.05)		(0.03)		(2.72)
Net asset value, end of period	$13.46		$14.63		$13.76		$12.17		$10.33		$9.32		$10.42
Total return (c)	15.03	%(d)(e)	24.31	%(d)	16.31	%(d)	18.40	%(d)	11.39	%(d)(e)	(10.28)%		(22.46)%
Ratios/Supplemental data:
Net assets, end of period (000's)	$110,767		$105,738		$136,144		$152,251		$58,488		$20,616		$20,553
Ratio of net operating expenses to average net assets	0.75	%(f)	0.75%		0.75%		0.75%		0.93	%(f)(g)	1.31	%(g)	1.26	%(g)
Ratio of interest expense to average net assets	0.01	%(f)	0.01%		-		-		-		-		-
Ratio of net expenses to average net assets	0.76	%(f)	0.76%		0.75%		0.75%		0.93	%(f)(g)	1.31	%(g)	1.26	%(g)
Ratio of net investment income to average net assets	0.84	%(f)	1.84%		1.47%		1.16%		1.50	%(f)(g)	0.21	%(g)	0.29	%(g)
Reimbursement	0.06	%(f)	0.06%		0.03%		0.05%		0.06	%(f)	-		-
Portfolio turnover rate	43	%(e)	86%		68%		91%		59	%(e)	111%		117%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2007 (Unaudited)

	Shares	Value
Common Stocks (98.1%)
Consumer Discretionary (10.7%)
Automobiles (0.6%)
General Motors Corp. (a)	5,100	$167,484
Harley-Davidson, Inc. (a)	8,200	559,814
		727,298
Diversified Consumer Services (0.3%)
Apollo Group, Inc., Class A (a)(b)	8,400	364,560
Hotels, Restaurants & Leisure (2.6%)
Darden Restaurants, Inc.	34,000	1,330,760
McDonald's Corp.	23,400	1,037,790
Starbucks Corp. (b)	4,600	160,724
Wyndham Worldwide Corp. (b)	8,900	277,680
Yum! Brands, Inc.	7,600	456,076
		3,263,030
Household Durables (0.3%)
Centex Corp. (a)	8,200	440,258
Media (3.7%)
CBS Corp., Class B	21,500	670,155
Comcast Corp., Class A (a)(b)	600	26,592
DIRECTV Group, Inc. (b)	56,500	1,378,035
Gannett Co., Inc.	2,600	151,164
McGraw-Hill Companies, Inc.	8,100	543,348
Omnicom Group, Inc.	15,100	1,588,520
Viacom, Inc., Class B (b)	6,400	260,288
		4,618,102
Multiline Retail (1.9%)
Federated Department Stores, Inc.	27,200	1,128,528
Kohl's Corp. (b)	6,100	432,551
Nordstrom, Inc.	8,300	462,393
Sears Holdings Corp. (a)(b)	2,000	353,300
		2,376,772
Specialty Retail (1.3%)
AutoNation, Inc. (a)(b)	400	8,980
Home Depot, Inc.	30,700	1,250,718
Limited Brands, Inc.	300	8,382
Lowe's Companies, Inc.	100	3,371
Office Depot, Inc. (b)	3,200	119,648
OfficeMax, Inc.	3,000	144,870
Sherwin-Williams Co.	1,000	69,100
		1,605,069
		13,395,089

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Staples (9.2%)
Beverages (1.7%)
Coca-Cola Co.	26,500	$1,268,820
PepsiCo, Inc.	13,300	867,692
		2,136,512
Food & Staples Retailing (1.7%)
Kroger Co.	28,600	732,160
Wal-Mart Stores, Inc.	28,400	1,354,396
		2,086,556
Food Products (2.4%)
Archer-Daniels-Midland Co.	15,000	480,000
ConAgra Foods, Inc.	18,400	473,064
H.J. Heinz Co.	14,000	659,680
Sara Lee Corp.	84,900	1,456,035
		3,068,779
Household Products (0.7%)
Clorox Co. (a)	400	26,168
Colgate-Palmolive Co.	4,500	307,350
Kimberly-Clark Corp.	600	41,640
Procter & Gamble Co.	7,000	454,090
		829,248
Personal Products (0.2%)
Estee Lauder Companies, Inc., Class A	6,800	323,000
Tobacco (2.5%)
Altria Group, Inc.	18,100	1,581,759
Reynolds American, Inc. (a)	23,800	1,535,100
		3,116,859
		11,560,954
Energy (9.6%)
Energy Equipment & Services (0.5%)
BJ Services Co. (a)	7,600	210,216
Schlumberger Ltd.	5,900	374,591
		584,807
Oil, Gas & Consumable Fuels (9.1%)
Chevron Corp.	23,900	1,741,832
ConocoPhillips	20,500	1,361,405
Exxon Mobil Corp.	64,400	4,772,040
Hess Corp.	4,800	259,152
Marathon Oil Corp.	20,500	1,851,970
Occidental Petroleum Corp.	9,600	445,056
Sunoco, Inc.	7,200	454,536
Valero Energy Corp.	9,700	526,516
		11,412,507
		11,997,314

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Financials (21.7%)
Capital Markets (4.9%)
Bear Stearns Companies, Inc.	1,100	$181,335
Charles Schwab Corp.	19,000	359,480
Goldman Sachs Group, Inc.	10,900	2,312,544
Lehman Brothers Holdings, Inc.	8,900	731,936
Merrill Lynch & Co., Inc.	12,100	1,132,076
Morgan Stanley	16,500	1,366,035
Northern Trust Corp.	500	30,375
		6,113,781
Commercial Banks (4.5%)
BB&T Corp. (a)	4,900	207,074
Fifth Third Bancorp (a)	6,700	267,330
KeyCorp	5,700	217,569
National City Corp. (a)	18,900	715,365
PNC Financial Services Group, Inc.	2,500	184,425
Regions Financial Corp.	2,500	90,650
SunTrust Banks, Inc.	4,500	373,950
U.S. Bancorp	22,800	811,680
Wachovia Corp.	27,400	1,548,100
Wells Fargo & Co.	34,600	1,242,832
		5,658,975
Consumer Finance (0.0%)
American Express Co.	100	5,822
Diversified Financial Services (5.3%)
CIT Group, Inc.	5,600	330,176
Citigroup, Inc.	71,900	3,963,847
JPMorgan Chase & Co.	45,300	2,307,129
		6,601,152
Insurance (5.0%)
ACE Ltd.	3,000	173,340
Allstate Corp.	20,400	1,227,264
American International Group, Inc.	21,200	1,451,140
Genworth Financial, Inc., Class A	1,300	45,370
Hartford Financial Services Group, Inc.	1,400	132,874
MetLife, Inc.	6,800	422,416
Principal Financial Group, Inc.	2,500	154,025
Prudential Financial, Inc.	10,500	935,865
SAFECO Corp. (a)	15,900	1,017,759
XL Capital Ltd., Class A	10,100	696,900
		6,256,953
Real Estate Investment Trusts (REITs) (0.9%)
Equity Office Properties Trust	17,300	961,015
Kimco Realty Corp.	200	9,920
ProLogis	3,500	227,500
		1,198,435

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Real Estate Management & Development (0.0%)
Realogy Corp. (b)	200	$5,980
Thrifts & Mortgage Finance (1.1%)
Countrywide Financial Corp.	13,900	604,372
Fannie Mae	7,200	407,016
Freddie Mac	5,600	363,608
		1,374,996
		27,216,094
Health Care (12.0%)
Biotechnology (2.4%)
Amgen, Inc. (b)	30,500	2,146,285
Biogen Idec, Inc. (b)	11,900	575,246
Gilead Sciences, Inc. (b)	3,400	218,688
		2,940,219
Health Care Equipment & Supplies (0.1%)
Biomet, Inc. (a)	2,200	93,192
Zimmer Holdings, Inc. (b)	500	42,110
		135,302
Health Care Providers & Services (3.7%)
Aetna, Inc.	17,800	750,448
AmerisourceBergen Corp.	8,200	429,516
Cardinal Health, Inc.	500	35,710
Caremark Rx, Inc.	8,900	545,214
Coventry Health Care, Inc. (b)	10,500	541,275
Humana, Inc. (b)	1,700	94,350
McKesson Corp.	3,800	211,850
Quest Diagnostics, Inc.	10,400	545,792
WellPoint, Inc. (b)	19,200	1,504,896
		4,659,051
Health Care Technology (0.0%)
IMS Health, Inc. (a)	1,700	49,062
Life Sciences Tools & Services (0.1%)
PerkinElmer, Inc.	200	4,774
Thermo Fisher Scientific, Inc. (b)	2,600	124,410
		129,184
Pharmaceuticals (5.7%)
Abbott Laboratories	14,100	747,300
Forest Laboratories, Inc. (b)	30,800	1,728,188
Johnson & Johnson	18,900	1,262,520
King Pharmaceuticals, Inc. (a)(b)	1,800	32,148
Merck & Co., Inc.	18,600	832,350
Pfizer, Inc. (a)	95,500	2,505,920
		7,108,426
		15,021,244

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Industrials (10.5%)
Aerospace & Defense (2.1%)
Boeing Co.	5,600	$501,536
General Dynamics Corp.	3,100	242,265
Honeywell International, Inc.	10,900	498,021
L-3 Communications Holdings, Inc.	300	24,702
Lockheed Martin Corp.	5,400	524,826
Northrop Grumman Corp.	1,100	78,034
Raytheon Co.	6,400	332,160
United Technologies Corp.	5,600	380,912
		2,582,456
Air Freight & Logistics (0.9%)
FedEx Corp.	1,400	154,560
United Parcel Service, Inc., Class B (a)	14,000	1,011,920
		1,166,480
Building Products (0.3%)
Masco Corp.	9,300	297,507
Commercial Services & Supplies (0.1%)
R.R. Donnelley & Sons Co.	2,800	103,880
Electrical Equipment (1.6%)
Cooper Industries Ltd., Class A (a)	5,800	530,062
Emerson Electric Co.	20,200	908,394
Rockwell Automation, Inc. (a)	9,800	599,858
		2,038,314
Industrial Conglomerates (3.7%)
3M Co.	17,200	1,277,960
General Electric Co.	57,100	2,058,455
Tyco International Ltd.	41,700	1,329,396
		4,665,811
Machinery (1.2%)
Danaher Corp.	200	14,812
Dover Corp.	1,500	74,400
Illinois Tool Works, Inc.	11,200	571,088
Ingersoll-Rand Co., Ltd., Class A	17,500	750,400
Parker Hannifin Corp.	1,600	132,416
		1,543,116
Road & Rail (0.5%)
CSX Corp.	3,200	117,728
Ryder System, Inc. (a)	9,300	507,222
		624,950
Trading Companies & Distributors (0.1%)
W.W. Grainger, Inc.	1,600	124,240
		13,146,754

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Information Technology (14.8%)
Communications Equipment (2.8%)
Cisco Systems, Inc. (b)	83,700	$2,225,583
Motorola, Inc.	24,500	486,325
QUALCOMM, Inc.	19,900	749,434
		3,461,342
Computers & Peripherals (4.8%)
Apple Computer, Inc. (b)	1,800	154,314
Dell, Inc. (b)	77,800	1,885,872
Hewlett-Packard Co.	43,100	1,865,368
International Business Machines Corp.	14,100	1,398,015
Lexmark International, Inc., Class A (a)(b)	11,400	718,542
		6,022,111
IT Services (0.2%)
Computer Sciences Corp. (a)(b)	2,200	115,412
Fiserv, Inc. (b)	2,300	120,911
		236,323
Semiconductors & Semiconductor Equipment (2.7%)
Applied Materials, Inc.	67,200	1,191,456
Intel Corp.	44,000	922,240
National Semiconductor Corp. (a)	12,800	296,064
Novellus Systems, Inc. (a)(b)	2,500	77,075
Texas Instruments, Inc. (a)	27,100	845,249
		3,332,084
Software (4.3%)
Autodesk, Inc. (a)(b)	13,700	598,964
Microsoft Corp. (c)	125,200	3,863,672
Oracle Corp. (b)	55,900	959,244
		5,421,880
		18,473,740
Materials (3.0%)
Chemicals (0.5%)
Dow Chemical Co.	6,600	274,164
PPG Industries, Inc.	6,000	397,740
		671,904
Containers & Packaging (0.5%)
Pactiv Corp. (b)	17,100	554,724
Metals & Mining (1.6%)
Freeport-McMoRan Copper & Gold, Inc., Class B (a)	3,300	189,783
Nucor Corp.	20,500	1,323,070
Phelps Dodge Corp.	2,300	284,280
United States Steel Corp.	2,100	175,329
		1,972,462

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Paper & Forest Products (0.4%)
International Paper Co.	15,500	$522,350
		3,721,440
Telecommunication Services (3.4%)
Diversified Telecommunication Services (3.1%)
AT&T, Inc.	51,000	1,919,130
CenturyTel, Inc.	5,900	264,556
Citizens Communications Co. (a)	14,100	206,706
Verizon Communications, Inc.	37,200	1,432,944
		3,823,336
Wireless Telecommunication Services (0.3%)
Sprint Nextel Corp.	24,100	429,703
		4,253,039
Utilities (3.2%)
Electric Utilities (1.7%)
Edison International	30,100	1,353,898
Exelon Corp.	4,400	263,956
FirstEnergy Corp.	8,300	492,439
Progress Energy, Inc. (a)	200	9,508
		2,119,801
Independent Power Producers & Energy Traders (0.5%)
Constellation Energy Group, Inc.	2,700	195,885
TXU Corp.	8,500	459,680
		655,565
Multi-Utilities (1.0%)
CenterPoint Energy, Inc. (a)	38,500	664,510
NiSource, Inc. (a)	4,900	116,620
PG&E Corp.	9,800	457,464
		1,238,594
		4,013,960
Total Common Stocks (Cost of $102,117,142)		122,799,628
Securities Lending Collateral (11.7%)
State Street Navigator Securities Lending Prime Portfolio (d)	14,613,488	14,613,488
Total Securities Lending Collateral (Cost of $14,613,488)		14,613,488

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (1.8%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/07, due 02/01/07 at 5.160%, collateralized by a U.S. Treasury Bond maturing 02/15/23, market value of $2,372,296 (repurchase proceeds $2,322,333)	$2,322,000	$2,322,000
Total Short-Term Obligation (Cost of $2,322,000)		2,322,000
Total Investments (111.6%) (Cost of $119,052,630) (e)		139,735,116
Other Assets & Liabilities, Net (-11.6%)		(14,526,020)
Net Assets (100.0%)		$125,209,096

Notes to Schedule of Investments:

(a)  All or a portion of this security was on loan at January 31, 2007. The total market value of securities on loan at January 31, 2007 is $14,381,118.

(b)  Non-income producing security.

(c)  The security or a portion of the security is pledged as collateral for open futures contracts. At January 31, 2007, the total market value of securities pledged amounted to $784,940.

(d)  Investment made with cash collateral received from securities lending activity.

(e)  Cost for federal income tax purposes is $119,052,630.

At January 31, 2007, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500® Index	7	$2,525,250	$2,489,633	Mar-2007	$35,617

At January 31, 2007, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	21.7
Information Technology	14.8
Health Care	12.0
Consumer Discretionary	10.7
Industrials	10.5
Energy	9.6
Consumer Staples	9.2
Telecommunication Services	3.4
Utilities	3.2
Materials	3.0
98.1
Securities Lending Collateral	11.7
Short-Term Obligation	1.8
Other Assets & Liabilities, Net	(11.6)
100.0

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2007 (Unaudited)

	Shares	Value
Common Stocks (98.2%)
Consumer Discretionary (14.6%)
Diversified Consumer Services (0.7%)
Sotheby's	8,564	$317,553
Hotels, Restaurants & Leisure (2.3%)
Las Vegas Sands Corp. (a)	2,048	213,135
Royal Caribbean Cruises Ltd.	8,690	390,442
Starwood Hotels & Resorts Worldwide, Inc.	6,600	413,028
		1,016,605
Media (4.4%)
Comcast Corp., Class A (a)	15,530	688,290
Lamar Advertising Co., Class A (a)	4,470	296,272
News Corp., Class A	20,350	473,137
Viacom, Inc., Class B (a)	11,550	469,738
		1,927,437
Multiline Retail (2.2%)
Kohl's Corp. (a)	4,120	292,149
Target Corp.	10,810	663,302
		955,451
Specialty Retail (4.3%)
CarMax, Inc. (a)	3,550	203,876
GameStop Corp., Class A (a)	7,610	406,602
Home Depot, Inc.	11,540	470,140
J Crew Group, Inc. (a)	7,069	256,817
Limited Brands, Inc.	12,530	350,088
Urban Outfitters, Inc. (a)	7,130	173,972
		1,861,495
Textiles, Apparel & Luxury Goods (0.7%)
Polo Ralph Lauren Corp.	3,480	285,534
		6,364,075
Consumer Staples (8.8%)
Beverages (2.2%)
PepsiCo, Inc.	14,760	962,942
Food & Staples Retailing (1.8%)
CVS Corp.	6,360	214,014
Kroger Co.	22,040	564,224
		778,238
Household Products (2.7%)
Energizer Holdings, Inc. (a)	3,320	282,964
Procter & Gamble Co.	13,540	878,340
		1,161,304
Personal Products (0.5%)
Avon Products, Inc.	6,220	213,906
Tobacco (1.6%)
Altria Group, Inc.	8,260	721,841
		3,838,231

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Energy (5.1%)
Energy Equipment & Services (1.9%)
Halliburton Co.	11,150	$329,371
Transocean, Inc. (a)	6,310	488,205
		817,576
Oil, Gas & Consumable Fuels (3.2%)
Devon Energy Corp.	5,600	392,504
Hess Corp.	6,670	360,113
Southwestern Energy Co. (a)	6,280	241,529
XTO Energy, Inc.	8,440	425,967
		1,420,113
		2,237,689
Financials (5.8%)
Capital Markets (3.0%)
Bank of New York Co., Inc.	11,351	454,153
Goldman Sachs Group, Inc.	1,430	303,389
Merrill Lynch & Co., Inc.	4,720	441,603
State Street Corp.	1,758	124,906
		1,324,051
Diversified Financial Services (0.6%)
Nasdaq Stock Market, Inc. (a)	7,070	240,946
Insurance (2.2%)
Ambac Financial Group, Inc.	3,880	341,828
American International Group, Inc.	9,020	617,419
		959,247
		2,524,244
Health Care (16.4%)
Biotechnology (3.6%)
Amgen, Inc. (a)	11,030	776,181
Genentech, Inc. (a)	3,540	309,290
Isis Pharmaceuticals, Inc. (a)	14,570	151,382
Vertex Pharmaceuticals, Inc. (a)	8,860	313,201
		1,550,054
Health Care Equipment & Supplies (1.7%)
Cytyc Corp. (a)	7,790	225,287
Zimmer Holdings, Inc. (a)	6,120	515,426
		740,713
Health Care Providers & Services (2.9%)
Caremark Rx, Inc.	4,620	283,021
Humana, Inc. (a)	4,040	224,220
McKesson Corp.	8,330	464,398
UnitedHealth Group, Inc.	5,440	284,294
		1,255,933

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services (1.4%)
Thermo Fisher Scientific, Inc. (a)	12,560	$600,996
Pharmaceuticals (6.8%)
Abbott Laboratories	8,050	426,650
Johnson & Johnson	18,860	1,259,848
Merck & Co., Inc.	4,870	217,933
Mylan Laboratories, Inc.	21,240	470,254
Novartis AG, ADR	5,080	293,065
Wyeth	6,420	317,212
		2,984,962
		7,132,658
Industrials (13.1%)
Aerospace & Defense (5.0%)
Boeing Co.	7,330	656,475
L-3 Communications Holdings, Inc.	5,010	412,524
Lockheed Martin Corp.	3,760	365,434
Precision Castparts Corp.	4,180	371,560
United Technologies Corp.	5,330	362,547
		2,168,540
Airlines (0.8%)
Continental Airlines, Inc., Class B (a)	8,500	352,665
Commercial Services & Supplies (2.1%)
Equifax, Inc.	10,820	449,354
Waste Management, Inc.	11,770	447,025
		896,379
Electrical Equipment (1.0%)
Emerson Electric Co.	10,190	458,244
Industrial Conglomerates (3.4%)
General Electric Co.	30,800	1,110,340
Textron, Inc.	4,110	382,929
		1,493,269
Machinery (0.8%)
Caterpillar, Inc.	5,490	351,744
		5,720,841
Information Technology (28.9%)
Communications Equipment (5.6%)
Alcatel-Lucent, ADR	11,910	154,830
Cisco Systems, Inc. (a)	45,800	1,217,822
CommScope, Inc. (a)	8,940	288,851
F5 Networks, Inc. (a)	1,750	125,020
QUALCOMM, Inc.	8,700	327,642
Research In Motion Ltd. (a)	2,470	315,617
		2,429,782

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Computers & Peripherals (6.6%)
Apple Computer, Inc. (a)	7,060	$605,254
Dell, Inc. (a)	17,660	428,078
EMC Corp. (a)	34,440	481,816
Hewlett-Packard Co.	11,580	501,182
International Business Machines Corp.	8,830	875,495
		2,891,825
Electronic Equipment & Instruments (1.1%)
Amphenol Corp., Class A	3,410	230,925
Trimble Navigation Ltd. (a)	4,480	253,479
		484,404
Internet Software & Services (7.2%)
Akamai Technologies, Inc. (a)	6,730	378,091
Baidu.com, Inc., ADR (a)	1,400	174,916
eBay, Inc. (a)	21,710	703,187
Google, Inc., Class A (a)	2,398	1,202,118
VeriSign, Inc. (a)	8,620	206,018
Yahoo!, Inc. (a)	17,340	490,895
		3,155,225
IT Services (1.0%)
Cognizant Technology Solutions Corp., Class A (a)	4,960	423,038
Semiconductors & Semiconductor Equipment (3.0%)
Intel Corp.	31,020	650,179
MEMC Electronic Materials, Inc. (a)	4,940	258,856
Texas Instruments, Inc.	12,350	385,197
		1,294,232
Software (4.4%)
Adobe Systems, Inc. (a)	8,440	328,063
Microsoft Corp.	39,790	1,227,919
Oracle Corp. (a)	12,120	207,979
THQ, Inc. (a)	5,720	173,316
		1,937,277
		12,615,783
Materials (2.0%)
Chemicals (2.0%)
E.I. du Pont de Nemours & Co.	9,470	469,333
Monsanto Co.	7,328	403,700
		873,033
Telecommunication Services (3.5%)
Diversified Telecommunication Services (1.5%)
Level 3 Communications, Inc. (a)	24,095	149,630
Time Warner Telecom, Inc., Class A (a)	21,348	496,981
		646,611

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services (2.0%)
American Tower Corp., Class A (a)	11,540	$459,638
NII Holdings, Inc. (a)	5,420	399,996
		859,634
		1,506,245
Total Common Stocks (Cost of $37,586,071)		42,812,799
	Par
Short-Term Obligation (1.0%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/07, due 02/01/07 at 5.160%, collateralized by a U.S. Government Note maturing 08/15/11, market value of $432,600 (repurchase proceeds $423,061)	$423,000	423,000
Total Short-Term Obligation (Cost of $423,000)		423,000
Total Investments (99.2%) (Cost of $38,009,071) (b)		43,235,799
Other Assets & Liabilities, Net (0.8%)		336,837
Net Assets (100.0%)		$43,572,636

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $38,009,071.

At January 31, 2007, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	28.9
Health Care	16.4
Consumer Discretionary	14.6
Industrials	13.1
Consumer Staples	8.8
Financials	5.8
Energy	5.1
Telecommunication Services	3.5
Materials	2.0
98.2
Short-Term Obligation	1.0
Other Assets & Liabilities, Net	0.8
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2007 (Unaudited)

	Shares	Value
Common Stocks (97.8%)
Consumer Discretionary (7.7%)
Hotels, Restaurants & Leisure (1.2%)
McDonald's Corp.	10,866	$481,907
Household Durables (2.2%)
Centex Corp.	4,400	236,236
Lennar Corp., Class A	4,700	255,586
Newell Rubbermaid, Inc.	12,600	372,204
		864,026
Media (2.0%)
News Corp., Class A	17,000	395,250
Time Warner, Inc.	17,300	378,351
		773,601
Multiline Retail (1.7%)
Federated Department Stores, Inc.	16,332	677,615
Specialty Retail (0.5%)
Limited Brands, Inc.	7,200	201,168
Textiles, Apparel & Luxury Goods (0.1%)
Polo Ralph Lauren Corp.	733	60,142
		3,058,459
Consumer Staples (8.2%)
Beverages (2.2%)
Anheuser-Busch Companies, Inc.	3,700	188,589
Coca-Cola Enterprises, Inc.	10,166	208,607
Diageo PLC, ADR	6,199	488,047
		885,243
Food Products (1.2%)
Kraft Foods, Inc., Class A	7,300	254,916
Tyson Foods, Inc., Class A	11,800	209,450
		464,366
Household Products (1.0%)
Colgate-Palmolive Co.	5,900	402,970
Personal Products (0.6%)
Avon Products, Inc.	6,200	213,218
Tobacco (3.2%)
Altria Group, Inc.	6,629	579,308
Loews Corp. - Carolina Group	10,100	692,254
		1,271,562
		3,237,359

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Energy (14.0%)
Energy Equipment & Services (3.6%)
ENSCO International, Inc.	6,200	$315,394
Halliburton Co.	6,454	190,651
National-Oilwell Varco, Inc. (a)	4,200	254,688
Rowan Companies, Inc.	9,500	312,455
Schlumberger Ltd.	5,650	358,719
		1,431,907
Oil, Gas & Consumable Fuels (10.4%)
ConocoPhillips	8,832	586,533
Exxon Mobil Corp.	14,535	1,077,043
Hess Corp.	8,900	480,511
Newfield Exploration Co. (a)	6,100	261,141
Occidental Petroleum Corp.	13,500	625,860
Peabody Energy Corp.	10,400	424,632
Total SA, ADR	4,800	326,640
Williams Companies, Inc.	12,200	329,278
		4,111,638
		5,543,545
Financials (34.7%)
Capital Markets (5.9%)
Bank of New York Co., Inc.	4,103	164,161
Deutsche Bank AG, Registered Shares	3,100	440,231
Merrill Lynch & Co., Inc.	13,280	1,242,477
Nuveen Investments, Inc., Class A	533	26,383
State Street Corp.	6,832	485,414
		2,358,666
Commercial Banks (11.1%)
Barclays PLC, ADR	7,400	436,526
Marshall & Ilsley Corp.	9,520	448,011
PNC Financial Services Group, Inc.	9,200	678,684
SunTrust Banks, Inc.	4,800	398,880
U.S. Bancorp	26,546	945,038
UnionBanCal Corp.	1,500	96,930
Wachovia Corp.	8,522	481,493
Wells Fargo & Co.	24,956	896,419
		4,381,981
Diversified Financial Services (8.6%)
CIT Group, Inc.	8,600	507,056
Citigroup, Inc.	26,485	1,460,118
JPMorgan Chase & Co.	28,600	1,456,598
		3,423,772

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Insurance (6.1%)
Ambac Financial Group, Inc.	6,785	$597,759
American International Group, Inc.	8,251	564,781
Genworth Financial, Inc., Class A	10,800	376,920
Hartford Financial Services Group, Inc.	4,955	470,279
Prudential Financial, Inc.	4,500	401,085
		2,410,824
Real Estate Investment Trusts (REITs) (2.5%)
Archstone-Smith Trust	3,055	193,106
General Growth Properties, Inc.	5,900	362,968
Kimco Realty Corp.	4,636	229,946
ProLogis	2,900	188,500
		974,520
Thrifts & Mortgage Finance (0.5%)
Washington Mutual, Inc.	4,400	196,196
		13,745,959
Health Care (7.9%)
Health Care Providers & Services (1.5%)
Aetna, Inc.	7,044	296,975
CIGNA Corp.	2,177	288,235
		585,210
Life Sciences Tools & Services (0.8%)
Thermo Fisher Scientific, Inc. (a)	6,400	306,240
Pharmaceuticals (5.6%)
Johnson & Johnson	5,700	380,760
Merck & Co., Inc.	8,600	384,850
Novartis AG, ADR	6,548	377,754
Pfizer, Inc.	40,862	1,072,219
		2,215,583
		3,107,033
Industrials (8.4%)
Aerospace & Defense (4.6%)
Boeing Co.	6,400	573,184
L-3 Communications Holdings, Inc.	7,100	584,614
United Technologies Corp.	9,696	659,522
		1,817,320
Electrical Equipment (1.2%)
ABB Ltd., ADR	26,797	477,254
Industrial Conglomerates (2.6%)
General Electric Co.	28,892	1,041,557
		3,336,131

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Information Technology (3.8%)
Computers & Peripherals (1.5%)
Hewlett-Packard Co.	14,100	$610,248
Electronic Equipment & Instruments (1.1%)
Agilent Technologies, Inc. (a)	12,900	412,800
Semiconductors & Semiconductor Equipment (1.0%)
Fairchild Semiconductor International, Inc. (a)	18,000	320,580
Intersil Corp., Class A	2,400	56,544
		377,124
Software (0.2%)
Electronic Arts, Inc. (a)	1,800	90,000
		1,490,172
Materials (3.4%)
Chemicals (0.4%)
Rohm and Haas Co.	3,300	171,798
Construction Materials (0.5%)
Vulcan Materials Co.	2,000	203,680
Containers & Packaging (0.7%)
Crown Holdings, Inc. (a)	12,300	271,461
Paper & Forest Products (1.8%)
Weyerhaeuser Co.	9,500	712,500
		1,359,439
Telecommunication Services (4.5%)
Diversified Telecommunication Services (4.5%)
AT&T, Inc.	33,557	1,262,750
Verizon Communications, Inc.	13,070	503,456
		1,766,206
Utilities (5.2%)
Electric Utilities (3.1%)
Entergy Corp.	4,773	443,173
FPL Group, Inc.	7,000	396,550
PPL Corp.	11,100	395,160
		1,234,883
Multi-Utilities (2.1%)
PG&E Corp.	7,033	328,301
Public Service Enterprise Group, Inc.	7,600	509,428
		837,729
		2,072,612
Total Common Stocks (Cost of $32,500,811)		38,716,915

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Convertible Bonds (1.3%)
Consumer Discretionary (1.3%)
Media (1.3%)
Liberty Media Corp. 0.750% 03/30/23	$400,000	$510,500
Total Convertible Bonds (Cost of $437,559)		510,500
Short-Term Obligation (0.8%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/07, due 02/01/07 at 5.160%, collateralized by a U.S. Treasury Bond maturing 08/15/29, market value of $345,563 (repurchase proceeds $336,048)	336,000	336,000
Total Short-Term Obligation (Cost of $336,000)		336,000
Total Investments (99.9%) (Cost of $33,274,370) (b)		39,563,415
Other Assets & Liabilities, Net (0.1%)		22,818
Net Assets (100.0%)		$39,586,233

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $33,274,370.

At January 31, 2007, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	34.7
Energy	14.0
Industrials	8.4
Consumer Staples	8.2
Health Care	7.9
Consumer Discretionary	9.0
Utilities	5.2
Telecommunication Services	4.5
Information Technology	3.8
Materials	3.4
99.1
Short-Term Obligation	0.8
Other Assets & Liabilities, Net	0.1
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2007 (Unaudited)

	Shares	Value
Common Stocks (97.1%)
Consumer Discretionary (20.1%)
Automobiles (0.4%)
Harley-Davidson, Inc.	1,600	$109,232
Hotels, Restaurants & Leisure (5.9%)
Brinker International, Inc.	3,370	106,324
Darden Restaurants, Inc.	2,250	88,065
Harrah's Entertainment, Inc.	2,835	239,501
Hilton Hotels Corp.	7,470	264,363
International Game Technology, Inc.	4,730	205,566
Marriott International, Inc., Class A	4,260	205,076
Scientific Games Corp., Class A (a)	3,000	93,120
Starwood Hotels & Resorts Worldwide, Inc.	1,940	121,405
Wynn Resorts Ltd.	870	97,214
Yum! Brands, Inc.	3,130	187,831
		1,608,465
Household Durables (1.4%)
Centex Corp.	2,560	137,447
Harman International Industries, Inc.	1,120	105,918
Newell Rubbermaid, Inc.	4,580	135,293
		378,658
Internet & Catalog Retail (0.7%)
Nutri/System, Inc. (a)	2,590	114,090
Priceline.com, Inc. (a)	1,510	64,356
		178,446
Media (3.0%)
EchoStar Communications Corp., Class A (a)	2,930	118,196
Getty Images, Inc. (a)	1,810	89,125
Grupo Televisa SA, ADR	7,420	218,593
Lamar Advertising Co., Class A (a)	1,730	114,665
NET Servicos de Comunicacao SA, ADR	7,840	95,178
Regal Entertainment Group, Class A	3,740	84,150
XM Satellite Radio Holdings, Inc., Class A (a)	6,140	87,249
		807,156
Multiline Retail (2.2%)
J.C. Penney Co., Inc.	3,400	276,216
Nordstrom, Inc.	6,020	335,374
		611,590
Specialty Retail (3.2%)
AutoZone, Inc. (a)	660	82,916
GameStop Corp., Class A (a)	4,660	248,984
Office Depot, Inc. (a)	2,990	111,796
PETsMART, Inc.	4,190	127,962
TJX Companies, Inc.	8,300	245,431
Tractor Supply Co. (a)	1,130	56,873
		873,962
Textiles, Apparel & Luxury Goods (3.3%)
Carter's, Inc. (a)	5,160	131,064
Coach, Inc. (a)	11,160	511,798

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods (continued)
Phillips-Van Heusen Corp.	3,300	$181,995
Polo Ralph Lauren Corp.	750	61,537
		886,394
		5,453,903
Consumer Staples (5.9%)
Beverages (1.1%)
Hansen Natural Corp. (a)	4,210	160,359
Pepsi Bottling Group, Inc.	4,080	129,051
		289,410
Food & Staples Retailing (0.6%)
Kroger Co.	4,800	122,880
Whole Foods Market, Inc.	770	33,256
		156,136
Food Products (2.6%)
Campbell Soup Co.	2,630	101,202
Dean Foods Co. (a)	3,890	172,133
H.J. Heinz Co.	3,410	160,679
Hershey Co.	2,260	115,351
McCormick & Co., Inc.	3,830	149,523
		698,888
Personal Products (1.2%)
Alberto-Culver Co.	1,860	42,538
Avon Products, Inc.	5,410	186,050
Estee Lauder Companies, Inc., Class A	2,370	112,575
		341,163
Tobacco (0.4%)
UST, Inc.	2,180	125,219
		1,610,816
Energy (7.3%)
Energy Equipment & Services (3.5%)
BJ Services Co.	6,460	178,683
Diamond Offshore Drilling, Inc.	1,380	116,527
FMC Technologies, Inc. (a)	2,700	167,211
Grant Prideco, Inc. (a)	3,050	119,499
National-Oilwell Varco, Inc. (a)	2,620	158,877
Patterson-UTI Energy, Inc.	3,900	94,185
Smith International, Inc.	2,570	101,978
		936,960
Oil, Gas & Consumable Fuels (3.8%)
Cameco Corp.	3,170	120,872
Chesapeake Energy Corp.	8,140	241,025
Denbury Resources, Inc. (a)	6,880	190,576
Helix Energy Solutions Group, Inc. (a)	3,070	98,762

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Petroplus Holdings AG (a)	1,581	$101,065
Range Resources Corp.	5,010	153,757
Southwestern Energy Co. (a)	3,189	122,649
		1,028,706
		1,965,666
Financials (9.3%)
Capital Markets (4.0%)
Affiliated Managers Group, Inc. (a)	2,640	294,096
Bear Stearns Companies, Inc.	1,130	186,280
E*TRADE Financial Corp. (a)	4,190	102,152
Investment Technology Group, Inc. (a)	2,050	89,380
Lazard Ltd., Class A	3,000	152,280
T. Rowe Price Group, Inc.	5,440	261,066
		1,085,254
Commercial Banks (1.3%)
City National Corp.	2,100	151,053
East West Bancorp, Inc.	1,840	70,656
Zions Bancorporation	1,590	134,864
		356,573
Diversified Financial Services (0.8%)
Chicago Mercantile Exchange Holdings, Inc., Class A	310	174,623
IntercontinentalExchange, Inc. (a)	210	27,415
		202,038
Insurance (1.4%)
Ambac Financial Group, Inc.	3,085	271,788
Hanover Insurance Group, Inc.	2,070	99,464
		371,252
Real Estate Investment Trusts (REITs) (0.8%)
CapitalSource, Inc.	3,820	106,158
General Growth Properties, Inc.	1,950	119,964
		226,122
Real Estate Management & Development (1.0%)
CB Richard Ellis Group, Inc., Class A (a)	4,760	179,024
St. Joe Co.	1,650	95,535
		274,559
		2,515,798
Health Care (14.2%)
Biotechnology (1.4%)
Celgene Corp. (a)	2,380	127,758
Cephalon, Inc. (a)	1,430	103,546
MedImmune, Inc. (a)	2,030	70,360
Vertex Pharmaceuticals, Inc. (a)	2,040	72,114
		373,778

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (3.5%)
C.R. Bard, Inc.	1,580	$130,382
Cytyc Corp. (a)	4,990	144,311
Dade Behring Holdings, Inc.	2,590	108,987
Gen-Probe, Inc. (a)	1,920	99,302
Kinetic Concepts, Inc. (a)	1,240	60,996
ResMed, Inc. (a)	1,142	60,046
St. Jude Medical, Inc. (a)	4,250	181,730
Varian Medical Systems, Inc. (a)	3,923	180,968
		966,722
Health Care Providers & Services (4.9%)
Coventry Health Care, Inc. (a)	1,730	89,181
DaVita, Inc. (a)	3,107	169,642
Express Scripts, Inc. (a)	2,230	155,029
Henry Schein, Inc. (a)	2,290	116,263
Humana, Inc. (a)	1,930	107,115
Laboratory Corp. of America Holdings (a)	1,490	109,426
Manor Care, Inc.	2,240	119,258
McKesson Corp.	1,950	108,712
Medco Health Solutions, Inc. (a)	1,170	69,276
Patterson Companies, Inc. (a)	2,960	111,326
Quest Diagnostics, Inc.	3,329	174,706
		1,329,934
Health Care Technology (0.4%)
IMS Health, Inc.	3,530	101,876
Life Sciences Tools & Services (2.5%)
Covance, Inc. (a)	1,300	80,145
Invitrogen Corp. (a)	2,200	134,706
Pharmaceutical Product Development, Inc.	1,600	55,200
Thermo Fisher Scientific, Inc. (a)	4,670	223,459
Waters Corp. (a)	3,150	178,574
		672,084
Pharmaceuticals (1.5%)
Allergan, Inc.	2,620	305,780
Forest Laboratories, Inc. (a)	1,740	97,632
		403,412
		3,847,806
Industrials (12.4%)
Aerospace & Defense (3.1%)
Alliant Techsystems, Inc. (a)	1,330	107,730
BE Aerospace, Inc. (a)	4,230	125,969
Precision Castparts Corp.	3,040	270,226
Rockwell Collins, Inc.	3,470	236,689
Spirit Aerosystems Holdings, Inc., Class A (a)	3,054	93,544
		834,158

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Air Freight & Logistics (1.0%)
C.H. Robinson Worldwide, Inc.	3,180	$168,699
Expeditors International Washington, Inc.	2,640	112,701
		281,400
Airlines (0.4%)
Gol Linhas Aereas Inteligentes SA, ADR	3,260	98,159
Commercial Services & Supplies (3.1%)
Corporate Executive Board Co.	2,135	193,709
Dun & Bradstreet Corp. (a)	1,880	159,800
Equifax, Inc.	1,370	56,896
Monster Worldwide, Inc. (a)	2,850	140,818
Robert Half International, Inc.	5,160	210,012
Stericycle, Inc. (a)	1,040	80,080
		841,315
Construction & Engineering (0.3%)
Jacobs Engineering Group, Inc. (a)	830	75,156
Electrical Equipment (0.8%)
Rockwell Automation, Inc.	1,680	102,833
Roper Industries, Inc.	2,190	113,705
		216,538
Machinery (2.1%)
Gardner Denver, Inc. (a)	1,730	66,692
Joy Global, Inc.	5,365	249,312
Terex Corp. (a)	2,260	128,571
Timken Co.	4,130	118,159
		562,734
Marine (0.5%)
American Commercial Lines, Inc. (a)	1,910	134,540
Road & Rail (0.9%)
CSX Corp.	1,500	55,185
Landstar System, Inc.	4,300	181,847
		237,032
Trading Companies & Distributors (0.2%)
WESCO International, Inc. (a)	1,130	68,614
		3,349,646
Information Technology (17.7%)
Communications Equipment (1.4%)
F5 Networks, Inc. (a)	1,490	106,446
Harris Corp.	3,980	202,263
Tellabs, Inc. (a)	7,640	76,935
		385,644

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Computers & Peripherals (1.7%)
Network Appliance, Inc. (a)	6,530	$245,528
SanDisk Corp. (a)	3,740	150,348
Western Digital Corp. (a)	3,760	73,696
		469,572
Electronic Equipment & Instruments (1.0%)
Amphenol Corp., Class A	1,920	130,023
Jabil Circuit, Inc.	2,770	66,452
Trimble Navigation Ltd. (a)	1,410	79,778
		276,253
Internet Software & Services (1.0%)
Akamai Technologies, Inc. (a)	2,020	113,484
Equinix, Inc. (a)	1,750	147,122
		260,606
IT Services (4.1%)
Alliance Data Systems Corp. (a)	3,530	239,793
Cognizant Technology Solutions Corp., Class A (a)	4,520	385,511
Fiserv, Inc. (a)	3,000	157,710
Global Payments, Inc.	4,324	163,274
Paychex, Inc.	3,940	157,639
		1,103,927
Semiconductors & Semiconductor Equipment (3.8%)
Intersil Corp., Class A	2,170	51,125
KLA-Tencor Corp.	2,630	129,475
Lam Research Corp. (a)	1,630	74,670
Marvell Technology Group Ltd. (a)	4,640	84,866
MEMC Electronic Materials, Inc. (a)	5,890	308,636
National Semiconductor Corp.	5,780	133,691
NVIDIA Corp. (a)	3,350	102,678
Qimonda AG, ADR (a)	10,160	158,293
		1,043,434
Software (4.7%)
Activision, Inc. (a)	9,360	159,401
Amdocs Ltd. (a)	3,140	108,895
Autodesk, Inc. (a)	3,857	168,628
BEA Systems, Inc. (a)	6,500	80,145
BMC Software, Inc. (a)	3,420	117,614
Citrix Systems, Inc. (a)	4,484	142,008
Electronic Arts, Inc. (a)	1,320	66,000
Hyperion Solutions Corp. (a)	2,637	111,334
Intuit, Inc. (a)	5,632	177,127
Salesforce.com, Inc. (a)	1,240	54,349
THQ, Inc. (a)	2,770	83,931
		1,269,432
		4,808,868
Materials (3.4%)
Chemicals (0.6%)
Potash Corp. of Saskatchewan, Inc.	970	151,349

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Construction Materials (0.8%)
Florida Rock Industries, Inc.	1,540	$76,153
Vulcan Materials Co.	1,340	136,466
		212,619
Metals & Mining (2.0%)
Allegheny Technologies, Inc.	1,500	155,235
Freeport-McMoRan Copper & Gold, Inc., Class B	1,260	72,463
Phelps Dodge Corp.	1,130	139,668
Titanium Metals Corp. (a)	1,730	53,353
Zinifex Ltd.	9,630	123,846
		544,565
		908,533
Telecommunication Services (5.6%)
Diversified Telecommunication Services (0.5%)
Tele2 AB, Class B	9,100	135,566
Wireless Telecommunication Services (5.1%)
American Tower Corp., Class A (a)	9,156	364,683
Crown Castle International Corp. (a)	7,660	269,326
Leap Wireless International, Inc. (a)	4,400	289,036
Millicom International Cellular SA (a)	1,720	114,277
NII Holdings, Inc. (a)	4,050	298,890
SBA Communications Corp., Class A (a)	1,950	57,934
		1,394,146
		1,529,712
Utilities (1.2%)
Gas Utilities (0.4%)
Questar Corp.	1,260	102,312
Independent Power Producers & Energy Traders (0.8%)
AES Corp. (a)	11,180	232,432
		334,744
Total Common Stocks (Cost of $20,577,184)		26,325,492

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (3.2%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/07, due 02/01/07 at 5.160%, collateralized by a U.S. Treasury Note maturing 08/15/11, market value of $896,100 (repurchase proceeds $875,125)	$875,000	$875,000
Total Short-Term Obligation (Cost of $875,000)		875,000
Total Investments (100.3%) (Cost of $21,452,184) (b)		27,200,492
Other Assets & Liabilities, Net (-0.3%)		(78,287)
Net Assets (100.0%)		$27,122,205

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $21,452,184.

At January 31, 2007, the Fund held investments in the following sectors:

Sector	% of Net Assets
Consumer Discretionary	20.1
Information Technology	17.7
Health Care	14.2
Industrials	12.4
Financials	9.3
Energy	7.3
Consumer Staples	5.9
Telecommunication Services	5.6
Materials	3.4
Utilities	1.2
97.1
Short-Term Obligation	3.2
Other Assets & Liabilities, Net	(0.3)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2007 (Unaudited)

	Shares	Value
Common Stocks (97.1%)
Consumer Discretionary (8.2%)
Auto Components (1.5%)
BorgWarner, Inc.	1,550	$106,237
Johnson Controls, Inc.	1,450	134,067
		240,304
Automobiles (0.5%)
Ford Motor Co.	10,800	87,804
Hotels, Restaurants & Leisure (0.7%)
Starwood Hotels & Resorts Worldwide, Inc.	1,725	107,950
Household Durables (1.3%)
Centex Corp.	1,800	96,642
Lennar Corp., Class A	2,300	125,074
		221,716
Leisure Equipment & Products (1.2%)
Brunswick Corp.	2,400	81,864
Hasbro, Inc.	4,100	116,440
		198,304
Media (1.3%)
Dow Jones & Co., Inc.	2,625	98,989
Regal Entertainment Group, Class A	4,800	108,000
		206,989
Multiline Retail (1.1%)
Federated Department Stores, Inc.	4,216	174,922
Textiles, Apparel & Luxury Goods (0.6%)
Polo Ralph Lauren Corp.	1,200	98,460
		1,336,449
Consumer Staples (8.7%)
Beverages (1.7%)
Coca-Cola Enterprises, Inc.	499	10,239
Fomento Economico Mexicano SA de CV, ADR	925	111,065
Pepsi Bottling Group, Inc.	5,100	161,313
		282,617
Food & Staples Retailing (1.5%)
Kroger Co.	9,850	252,160
Food Products (2.9%)
Dean Foods Co. (a)	4,200	185,850
Hershey Co.	1,600	81,664
Smithfield Foods, Inc. (a)	3,300	86,658
Tyson Foods, Inc., Class A	6,350	112,713
		466,885
Household Products (1.2%)
Clorox Co.	2,950	192,989

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Personal Products (1.4%)
Avon Products, Inc.	2,600	$89,414
Estee Lauder Companies, Inc., Class A	2,800	133,000
		222,414
		1,417,065
Energy (7.8%)
Energy Equipment & Services (2.5%)
National-Oilwell Varco, Inc. (a)	1,125	68,220
Rowan Companies, Inc.	3,825	125,804
Technip SA, ADR	1,225	79,074
Tidewater, Inc.	2,500	128,925
		402,023
Oil, Gas & Consumable Fuels (5.3%)
Hess Corp.	4,575	247,004
Newfield Exploration Co. (a)	4,700	201,207
Peabody Energy Corp.	3,700	151,071
Tesoro Corp.	1,400	115,346
Williams Companies, Inc.	5,500	148,445
		863,073
		1,265,096
Financials (26.2%)
Capital Markets (0.1%)
Nuveen Investments, Inc., Class A	299	14,801
Commercial Banks (10.2%)
Bank of Hawaii Corp.	3,000	157,050
City National Corp.	2,800	201,404
Comerica, Inc.	3,975	235,717
Cullen/Frost Bankers, Inc.	3,525	188,693
KeyCorp	5,200	198,484
Marshall & Ilsley Corp.	4,325	203,535
SVB Financial Group (a)	2,650	123,623
TCF Financial Corp.	4,500	114,210
Zions Bancorporation	2,775	235,375
		1,658,091
Diversified Financial Services (1.5%)
CIT Group, Inc.	4,175	246,158
Insurance (6.0%)
ACE Ltd.	1,700	98,226
Ambac Financial Group, Inc.	3,000	264,300
Axis Capital Holdings Ltd.	2,100	69,195
Genworth Financial, Inc., Class A	5,200	181,480
Loews Corp.	3,475	151,023
Old Republic International Corp.	5,200	115,960
Platinum Underwriters Holdings Ltd.	3,300	98,505
		978,689

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (REITs) (7.3%)
Alexandria Real Estate Equities, Inc.	800	$86,688
Archstone-Smith Trust	1,275	80,593
Boston Properties, Inc.	950	119,785
Equity Office Properties Trust	1,500	83,325
Equity Residential Property Trust	2,200	123,816
General Growth Properties, Inc.	4,575	281,454
iStar Financial, Inc.	2,120	106,318
Plum Creek Timber Co., Inc.	3,000	120,750
ProLogis	3,000	195,000
		1,197,729
Thrifts & Mortgage Finance (1.1%)
PMI Group, Inc.	3,625	173,348
		4,268,816
Health Care (6.9%)
Health Care Equipment & Supplies (1.6%)
Beckman Coulter, Inc.	1,900	122,588
Hospira, Inc. (a)	3,875	142,523
		265,111
Health Care Providers & Services (2.4%)
CIGNA Corp.	1,250	165,500
Community Health Systems, Inc. (a)	3,475	124,231
Universal Health Services, Inc., Class B	1,700	98,481
		388,212
Life Sciences Tools & Services (2.3%)
Millipore Corp. (a)	1,250	85,600
Thermo Fisher Scientific, Inc. (a)	2,425	116,036
Varian, Inc. (a)	3,100	165,881
		367,517
Pharmaceuticals (0.6%)
Mylan Laboratories, Inc.	4,400	97,416
		1,118,256
Industrials (10.5%)
Aerospace & Defense (1.3%)
L-3 Communications Holdings, Inc.	1,800	148,212
Spirit Aerosystems Holdings, Inc., Class A (a)	1,869	57,247
		205,459
Commercial Services & Supplies (1.1%)
Equifax, Inc.	3,000	124,590
SAIC, Inc. (a)	2,727	50,586
		175,176
Construction & Engineering (0.7%)
Jacobs Engineering Group, Inc. (a)	1,075	97,341
KBR, Inc. (a)	725	16,987
		114,328

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Electrical Equipment (0.8%)
Cooper Industries Ltd., Class A	1,450	$132,516
		132,516
Industrial Conglomerates (1.2%)
McDermott International, Inc. (a)	1,850	95,534
Textron, Inc.	1,150	107,145
		202,679
Machinery (3.7%)
Barnes Group, Inc.	6,518	139,616
Dover Corp.	2,150	106,640
Harsco Corp.	1,125	96,615
Kennametal, Inc.	1,575	97,335
Parker Hannifin Corp.	2,000	165,520
		605,726
Marine (0.9%)
Alexander & Baldwin, Inc.	2,825	139,668
Road & Rail (0.8%)
Canadian Pacific Railway Ltd.	2,300	125,902
		1,701,454
Information Technology (8.1%)
Communications Equipment (0.5%)
CommScope, Inc. (a)	2,400	77,544
Computers & Peripherals (0.7%)
Diebold, Inc.	1,700	78,795
NCR Corp. (a)	900	42,651
		121,446
Electronic Equipment & Instruments (3.2%)
Agilent Technologies, Inc. (a)	5,100	163,200
Arrow Electronics, Inc. (a)	4,525	159,506
Mettler-Toledo International, Inc. (a)	1,300	107,640
Tektronix, Inc.	3,036	85,828
		516,174
Semiconductors & Semiconductor Equipment (1.9%)
Fairchild Semiconductor International, Inc. (a)	4,675	83,262
Intersil Corp., Class A	2,300	54,188
KLA-Tencor Corp.	1,850	91,076
NVIDIA Corp. (a)	1,600	49,040
Verigy Ltd. (a)	2,083	38,181
		315,747
Software (1.8%)
Activision, Inc. (a)	4,633	78,900
Cadence Design Systems, Inc. (a)	3,575	67,567
Electronic Arts, Inc. (a)	1,625	81,250
Synopsys, Inc. (a)	2,150	57,190
		284,907
		1,315,818

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Materials (6.8%)
Chemicals (2.7%)
Air Products & Chemicals, Inc.	2,950	$220,247
PPG Industries, Inc.	1,500	99,435
Rohm and Haas Co.	2,300	119,738
		439,420
Construction Materials (1.2%)
Martin Marietta Materials, Inc.	825	95,222
Vulcan Materials Co.	900	91,656
		186,878
Containers & Packaging (1.5%)
Crown Holdings, Inc. (a)	5,500	121,385
Packaging Corp. of America	5,600	127,904
		249,289
Metals & Mining (0.4%)
Allegheny Technologies, Inc.	600	62,094
Paper & Forest Products (1.0%)
Weyerhaeuser Co.	2,200	165,000
		1,102,681
Utilities (13.9%)
Electric Utilities (7.9%)
American Electric Power Co., Inc.	5,100	222,003
Edison International	5,775	259,759
Entergy Corp.	3,100	287,835
FPL Group, Inc.	3,175	179,864
Hawaiian Electric Industries, Inc.	3,175	85,058
PPL Corp.	6,925	246,530
		1,281,049
Gas Utilities (0.7%)
AGL Resources, Inc.	2,875	112,988
Independent Power Producers & Energy Traders (0.5%)
AES Corp. (a)	4,050	84,200
Multi-Utilities (4.8%)
PG&E Corp.	7,325	341,931
Public Service Enterprise Group, Inc.	1,800	120,654
Sempra Energy	2,375	136,277
Wisconsin Energy Corp.	4,000	186,240
		785,102
		2,263,339
Total Common Stocks (Cost of $12,644,244)		15,788,974

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Convertible Bonds (0.2%)
Consumer Cyclical (0.2%)
Auto Manufacturers (0.2%)
Ford Motor Co. 4.250% 12/15/36	$38,000	$43,130
Total Convertible Bonds (Cost of $40,015)		43,130
Short-Term Obligation (2.9%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/07, due 02/01/07 at 5.160%, collateralized by a U.S. Treasury Bond maturing 08/15/29, market value of $480,274 (repurchase proceeds $469,067)	469,000	469,000
Total Short-Term Obligation (Cost of $469,000)		469,000
Total Investments (100.2%) (Cost of $13,153,259) (b)		16,301,104
Other Assets & Liabilities, Net (-0.2%)		(38,636)
Net Assets (100.0%)		$16,262,468

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $13,153,259.

At January 31, 2007, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	26.2
Utilities	13.9
Industrials	10.5
Consumer Staples	8.7
Consumer Discretionary	8.2
Information Technology	8.1
Energy	7.8
Health Care	6.9
Materials	6.8
Consumer Cyclical	0.2
97.3
Short-Term Obligation	2.9
Other Assets & Liabilities, Net	(0.2)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2007 (Unaudited)

	Shares	Value
Common Stocks (95.0%)
Consumer Discretionary (13.0%)
Auto Components (0.8%)
Spartan Motors, Inc.	17,795	$297,888
Automobiles (0.5%)
Piaggio & Cie, SpA (a)	46,160	201,200
Diversified Consumer Services (0.7%)
Laureate Education, Inc. (a)	4,380	264,289
Hotels, Restaurants & Leisure (2.8%)
Chipotle Mexican Grill, Inc., Class A (a)	3,260	193,709
Pinnacle Entertainment, Inc. (a)	6,735	232,560
RARE Hospitality International, Inc. (a)	6,010	189,555
Ruby Tuesday, Inc.	4,600	131,606
Scientific Games Corp., Class A (a)	6,000	186,240
Shuffle Master, Inc. (a)	7,150	190,262
		1,123,932
Household Durables (0.5%)
Ryland Group, Inc.	3,800	213,484
Internet & Catalog Retail (1.2%)
Gmarket, Inc. (a)	4,751	101,671
Nutri/System, Inc. (a)	3,790	166,950
Priceline.com, Inc. (a)	4,460	190,085
		458,706
Leisure Equipment & Products (0.6%)
Marvel Entertainment, Inc. (a)	5,530	154,398
Pool Corp.	2,690	98,454
		252,852
Specialty Retail (3.8%)
Children's Place Retail Stores, Inc. (a)	2,280	123,599
Christopher & Banks Corp.	6,150	109,347
GameStop Corp., Class A (a)	8,313	444,164
Hibbett Sporting Goods, Inc. (a)	6,930	222,522
Monro Muffler, Inc.	4,910	185,303
Tractor Supply Co. (a)	5,830	293,424
Tween Brands, Inc. (a)	3,620	123,768
		1,502,127
Textiles, Apparel & Luxury Goods (2.1%)
Carter's, Inc. (a)	13,060	331,724
Phillips-Van Heusen Corp.	3,210	177,032
Quiksilver, Inc. (a)	22,050	313,330
		822,086
		5,136,564

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Staples (1.3%)
Food & Staples Retailing (0.3%)
Pantry, Inc. (a)	2,250	$109,823
Household Products (0.5%)
Central Garden & Pet Co. (a)	4,380	196,180
Personal Products (0.5%)
USANA Health Sciences, Inc. (a)	4,130	219,220
		525,223
Energy (5.8%)
Energy Equipment & Services (2.7%)
Atwood Oceanics, Inc. (a)	7,620	368,579
Core Laboratories NV (a)	3,040	250,496
Oil States International, Inc. (a)	8,250	237,765
Tetra Technologies, Inc. (a)	10,180	235,769
		1,092,609
Oil, Gas & Consumable Fuels (3.1%)
Berry Petroleum Co., Class A	8,810	273,462
Carrizo Oil & Gas, Inc. (a)	7,570	217,259
Foundation Coal Holdings, Inc.	5,520	183,706
GMX Resources, Inc. (a)	3,140	117,059
Ship Finance Intl Ltd.	8,540	202,654
W&T Offshore, Inc.	7,440	228,557
		1,222,697
		2,315,306
Financials (9.2%)
Capital Markets (2.4%)
Affiliated Managers Group, Inc. (a)	3,670	408,838
Greenhill & Co., Inc.	3,100	232,283
Investment Technology Group, Inc. (a)	2,960	129,056
Waddell & Reed Financial, Inc., Class A	7,120	182,771
		952,948
Commercial Banks (2.2%)
Signature Bank (a)	9,240	305,936
Sterling Financial Corp.	6,440	213,615
UCBH Holdings, Inc.	8,950	167,812
WSB Financial Group, Inc. (a)	8,868	172,483
		859,846
Consumer Finance (0.5%)
First Cash Financial Services, Inc. (a)	9,030	212,024
Diversified Financial Services (0.4%)
Genesis Lease Ltd. (a)	2,415	62,597
International Securities Exchange Holdings, Inc.	2,500	103,575
		166,172

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Insurance (1.4%)
Hanover Insurance Group, Inc.	4,150	$199,408
ProAssurance Corp. (a)	7,350	373,306
		572,714
Real Estate Investment Trusts (REITs) (2.3%)
Alexandria Real Estate Equities, Inc.	2,510	271,984
FelCor Lodging Trust, Inc.	5,350	118,075
Home Properties, Inc.	3,870	248,802
Washington Real Estate Investment Trust	6,070	259,492
		898,353
		3,662,057
Health Care (19.6%)
Biotechnology (3.6%)
Alkermes, Inc. (a)	5,790	86,387
Allos Therapeutics, Inc. (a)	25,550	160,198
Applera Corp. - Celera Group (a)	7,930	125,770
ArQule, Inc. (a)	10,978	71,906
Array Biopharma, Inc. (a)	11,840	162,918
BioMarin Pharmaceuticals, Inc. (a)	7,080	134,095
Cubist Pharmaceuticals, Inc. (a)	8,760	161,184
Digene Corp. (a)	3,780	194,481
Keryx Biopharmaceuticals, Inc. (a)	6,580	75,078
Onyx Pharmaceuticals, Inc. (a)	7,970	94,445
OSI Pharmaceuticals, Inc. (a)	4,570	155,471
		1,421,933
Health Care Equipment & Supplies (7.1%)
ArthroCare Corp. (a)	3,310	122,139
Aspect Medical Systems, Inc. (a)	5,310	88,411
Bespak PLC	11,140	159,531
DexCom, Inc. (a)	16,410	146,049
Haemonetics Corp. (a)	5,964	287,703
Hologic, Inc. (a)	6,043	335,689
I-Flow Corp. (a)	6,250	97,875
Kyphon, Inc. (a)	8,572	401,084
Mentor Corp.	4,610	235,064
NuVasive, Inc. (a)	14,080	340,877
PolyMedica Corp.	1,740	69,670
ResMed, Inc. (a)	4,122	216,735
Thoratec Corp. (a)	12,340	222,243
West Pharmaceutical Services, Inc.	1,730	83,957
		2,807,027
Health Care Providers & Services (3.5%)
Animal Health International	3,471	43,214
HealthExtras, Inc. (a)	13,115	335,219
Pediatrix Medical Group, Inc. (a)	6,210	326,273
Psychiatric Solutions, Inc. (a)	7,780	302,953
United Surgical Partners International, Inc. (a)	9,795	298,454
Visicu, Inc. (a)	8,220	84,913
		1,391,026

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care Technology (1.2%)
Allscripts Healthcare Solutions, Inc. (a)	14,944	$457,286
Life Sciences Tools & Services (1.9%)
ICON PLC, ADR (a)	17,550	654,615
Illumina, Inc. (a)	2,680	109,478
		764,093
Pharmaceuticals (2.3%)
BioMimetic Therapeutics, Inc. (a)	10,083	155,278
Medicis Pharmaceutical Corp., Class A	9,060	343,646
Penwest Pharmaceuticals Co. (a)	16,160	230,119
Pozen, Inc. (a)	5,740	97,063
Viropharma, Inc. (a)	4,660	79,360
		905,466
		7,746,831
Industrials (16.1%)
Aerospace & Defense (2.6%)
Armor Holdings, Inc. (a)	3,962	239,701
BE Aerospace, Inc. (a)	15,197	452,567
Ceradyne, Inc. (a)	3,282	177,490
Hexcel Corp. (a)	8,840	170,082
		1,039,840
Air Freight & Logistics (0.6%)
Forward Air Corp.	7,117	223,331
Airlines (0.6%)
Alaska Air Group, Inc. (a)	5,790	248,101
Building Products (0.7%)
ElkCorp.	6,530	283,141
Commercial Services & Supplies (6.3%)
ACCO Brands Corp. (a)	8,130	196,177
Advisory Board Co. (a)	5,420	305,200
Corporate Executive Board Co.	3,113	282,442
Huron Consulting Group, Inc. (a)	12,635	655,125
Kenexa Corp. (a)	10,948	399,602
Resources Connection, Inc. (a)	13,520	424,528
Waste Connections, Inc. (a)	5,540	241,378
		2,504,452
Construction & Engineering (0.5%)
Granite Construction, Inc.	1,480	79,269
Perini Corp. (a)	3,768	113,869
		193,138

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Electrical Equipment (2.0%)
Acuity Brands, Inc.	3,840	$222,758
Franklin Electric Co., Inc.	2,170	109,325
General Cable Corp. (a)	10,220	440,789
		772,872
Machinery (1.8%)
Bucyrus International, Inc., Class A	4,100	190,281
ESCO Technologies, Inc. (a)	6,043	288,674
Force Protection, Inc. (a)	4,880	87,791
RBC Bearings, Inc. (a)	4,911	150,670
		717,416
Marine (0.5%)
American Commercial Lines, Inc. (a)	2,820	198,641
Road & Rail (0.5%)
Genesee & Wyoming, Inc., Class A (a)	6,620	186,618
		6,367,550
Information Technology (24.0%)
Communications Equipment (1.4%)
CommScope, Inc. (a)	5,290	170,920
F5 Networks, Inc. (a)	3,480	248,611
Radyne Corp. (a)	10,890	113,910
		533,441
Computers & Peripherals (1.6%)
Brocade Communications Systems, Inc. (a)	29,570	253,710
Emulex Corp. (a)	5,740	101,885
Iomega Corp. (a)	24,120	94,068
Synaptics, Inc. (a)	7,210	195,103
		644,766
Electronic Equipment & Instruments (1.7%)
FLIR Systems, Inc. (a)	9,410	290,863
IPG Photonics Corp. (a)	1,247	32,933
Novatel, Inc. (a)	5,700	235,125
Sunpower Corp., Class A (a)	2,680	118,724
		677,645
Internet Software & Services (2.9%)
aQuantive, Inc. (a)	7,570	202,876
Equinix, Inc. (a)	4,380	368,226
Knot, Inc. (a)	6,970	210,285
RADVision Ltd. (a)	10,540	205,846
WebEx Communications, Inc. (a)	4,820	178,726
		1,165,959
IT Services (4.1%)
Acxiom Corp.	8,860	201,122
Euronet Worldwide, Inc. (a)	14,774	426,378
Global Cash Access, Inc. (a)	11,534	184,775

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
IT Services (continued)
Global Payments, Inc.	4,828	$182,305
Heartland Payment Systems, Inc.	10,900	290,594
Isilon Systems, Inc. (a)	2,092	48,304
TALX Corp.	8,890	283,235
		1,616,713
Semiconductors & Semiconductor Equipment (5.0%)
Atheros Communications, Inc. (a)	13,403	318,455
ATMI, Inc. (a)	6,340	212,010
Hittite Microwave Corp. (a)	6,080	211,463
Netlogic Microsystems, Inc. (a)	8,180	195,338
SiRF Technology Holdings, Inc. (a)	6,353	186,524
Supertex, Inc. (a)	2,730	101,938
Tessera Technologies, Inc. (a)	8,379	320,413
Varian Semiconductor Equipment Associates, Inc. (a)	3,240	133,326
Verigy Ltd. (a)	16,210	297,129
		1,976,596
Software (7.3%)
Activision, Inc. (a)	7,490	127,555
ANSYS, Inc. (a)	4,010	200,059
Aspen Technology, Inc. (a)	19,810	203,053
Hyperion Solutions Corp. (a)	6,333	267,379
Informatica Corp. (a)	10,590	133,010
KongZhong Corp., ADR (a)	24,150	189,336
Micros Systems, Inc. (a)	3,889	218,951
Nuance Communications, Inc. (a)	26,256	302,469
Quest Software, Inc. (a)	11,670	174,233
The9 Ltd., ADR (a)	7,080	260,898
THQ, Inc. (a)	6,910	209,373
Transaction Systems Architects, Inc. (a)	5,485	198,283
Ultimate Software Group, Inc. (a)	11,200	273,056
Verint Systems, Inc. (a)	4,400	145,420
		2,903,075
		9,518,195
Materials (2.4%)
Metals & Mining (2.4%)
Century Aluminum Co. (a)	4,053	184,736
Claymont Steel Holdings, Inc. (a)	16,243	302,932
Universal Stainless & Alloy (a)	5,870	259,747
Zinifex Ltd.	16,700	214,770
		962,185
Telecommunication Services (3.3%)
Diversified Telecommunication Services (0.3%)
Cogent Communications Group, Inc. (a)	5,740	120,540

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services (3.0%)
Dobson Communications Corp., Class A (a)	28,010	$271,417
InPhonic, Inc. (a)	10,150	140,882
Linktone Ltd., ADR (a)	36,920	166,878
Millicom International Cellular SA (a)	2,240	148,826
SBA Communications Corp., Class A (a)	14,840	440,896
		1,168,899
		1,289,439
Total Common Stocks (Cost of $31,146,386)		37,523,350
Investment Companies (1.1%)
Biotech HOLDRs Trust	811	154,779
iShares Nasdaq Biotechnology Index Fund (a)	1,870	149,301
streetTRACKS SPDR Biotech ETF (a)	3,082	147,813
Total Investment Companies (Cost of $420,394)		451,893
	Par
Short-Term Obligation (3.9%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/07, due 02/01/07 at 5.160%, collateralized by a U.S. Treasury Note maturing 08/15/11, market value of $1,570,750 (repurchase proceeds $1,538,220)	$1,538,000	1,538,000
Total Short-Term Obligation (Cost of $1,538,000)		1,538,000
Total Investments (99.7%) (Cost of $33,104,780) (b)		39,513,243
Other Assets & Liabilities, Net (0.3%)		111,785
Net Assets (100.0%)		$39,625,028

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $33,104,780.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At January 31, 2007, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	24.0
Health Care	19.6
Industrials	16.1
Consumer Discretionary	13.0
Financials	9.2
Energy	5.8
Telecommunication Services	3.3
Materials	2.4
Consumer Staples	1.3
94.7
Investment Companies	1.1
Short-Term Obligation	3.9
Other Assets & Liabilities, Net	0.3
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2007 (Unaudited)

	Shares	Value
Common Stocks (99.4%)
Consumer Discretionary (10.8%)
Auto Components (1.2%)
American Axle & Manufacturing Holdings, Inc.	4,060	$84,367
BorgWarner, Inc.	2,680	183,687
Modine Manufacturing Co.	4,110	107,518
		375,572
Distributors (0.4%)
Building Materials Holding Corp.	4,710	112,239
Diversified Consumer Services (0.3%)
Regis Corp.	1,820	76,058
Hotels, Restaurants & Leisure (2.0%)
Bob Evans Farms, Inc.	3,630	123,311
Landry's Restaurants, Inc.	4,940	147,953
Multimedia Games, Inc. (a)	5,646	58,549
Scientific Games Corp., Class A (a)	4,970	154,269
Vail Resorts, Inc. (a)	2,680	123,950
		608,032
Household Durables (1.9%)
American Greetings Corp., Class A	9,720	233,474
CSS Industries, Inc.	2,330	84,043
Furniture Brands International, Inc.	6,480	108,022
Kimball International, Inc., Class B	5,960	146,854
		572,393
Media (0.3%)
4Kids Entertainment, Inc. (a)	5,260	102,938
Specialty Retail (3.0%)
America's Car-Mart, Inc. (a)	10,100	105,141
Borders Group, Inc.	3,580	75,108
GameStop Corp., Class A (a)	2,890	154,413
Monro Muffler, Inc.	4,590	173,227
Payless Shoesource, Inc. (a)	3,520	119,504
Rent-A-Center, Inc. (a)	5,590	164,681
Zale Corp. (a)	3,710	102,099
		894,173
Textiles, Apparel & Luxury Goods (1.7%)
Delta Apparel, Inc.	3,270	53,334
Hampshire Group Ltd. (a)	6,092	88,029
Hartmarx Corp. (a)	11,379	79,425
Stride Rite Corp.	5,450	94,067
Wolverine World Wide, Inc.	6,450	198,467
		513,322
		3,254,727

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Staples (3.6%)
Food & Staples Retailing (1.1%)
BJ's Wholesale Club, Inc. (a)	3,340	$102,004
Weis Markets, Inc.	5,330	230,682
		332,686
Food Products (2.5%)
Flowers Foods, Inc.	3,959	111,327
Fresh Del Monte Produce, Inc.	4,490	69,146
J&J Snack Foods Corp.	2,960	122,189
Lancaster Colony Corp.	3,210	140,406
Lance, Inc.	4,360	92,737
Maui Land & Pineapple Co., Inc. (a)	2,630	84,712
Ralcorp Holdings, Inc. (a)	2,580	142,777
		763,294
		1,095,980
Energy (5.6%)
Energy Equipment & Services (2.4%)
Complete Production Services, Inc. (a)	2,473	49,139
Grey Wolf, Inc. (a)	16,680	113,924
Lone Star Technologies, Inc. (a)	2,590	125,227
Lufkin Industries, Inc.	3,777	226,053
Oil States International, Inc. (a)	2,040	58,793
Superior Well Services, Inc. (a)	1,290	29,335
TriCo Marine Services, Inc. (a)	4,193	136,398
		738,869
Oil, Gas & Consumable Fuels (3.2%)
Alpha Natural Resources, Inc. (a)	4,890	65,917
Aurora Oil & Gas Corp. (a)	12,560	34,540
Bois d'Arc Energy, Inc. (a)	3,898	59,873
Comstock Resources, Inc. (a)	1,710	54,634
Harvest Natural Resources, Inc. (a)	9,950	100,097
Nordic American Tanker Shipping	3,333	118,088
Peabody Energy Corp.	2,460	100,442
Range Resources Corp.	6,340	194,575
Stone Energy Corp. (a)	2,280	77,497
Swift Energy Co. (a)	1,550	68,727
Western Refining, Inc.	3,013	82,406
		956,796
		1,695,665
Financials (27.9%)
Capital Markets (0.9%)
Piper Jaffray Companies, Inc. (a)	2,520	173,729
Thomas Weisel Partners Group, Inc. (a)	4,436	88,498
		262,227

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Commercial Banks (11.0%)
BancFirst Corp.	2,010	$97,827
BancTrust Financial Group, Inc.	4,892	105,080
Bank of Granite Corp.	6,992	132,079
Bryn Mawr Bank Corp.	4,603	110,932
Capitol Bancorp Ltd.	4,290	184,041
Central Pacific Financial Corp.	2,800	109,424
Chemical Financial Corp.	5,015	149,447
Chittenden Corp.	4,960	151,082
Citizens Banking Corp.	5,480	134,315
City Holding Co.	2,270	91,027
Columbia Banking System, Inc.	3,530	120,408
Community Trust Bancorp, Inc.	3,452	134,973
First Citizens BancShares, Inc., Class A	474	97,165
First Financial Bankshares, Inc.	2,590	106,760
First Financial Corp.	3,720	122,723
First National Bank of Alaska	19	40,090
Mass Financial Corp., Class A (a)	13,010	34,867
Merchants Bancshares, Inc.	4,070	93,122
Northrim BanCorp, Inc.	3,924	110,853
Park National Corp.	178	17,538
S&T Bancorp, Inc.	3,734	129,420
Sandy Spring Bancorp, Inc.	2,350	84,624
South Financial Group, Inc.	2,035	52,584
Sterling Bancorp NY	5,130	95,418
Susquehanna Bancshares, Inc.	5,560	140,334
Taylor Capital Group, Inc.	3,800	144,286
TriCo Bancshares	3,757	101,289
Trustmark Corp.	2,850	83,961
UMB Financial Corp.	5,070	185,410
Whitney Holding Corp.	5,340	168,958
		3,330,037
Consumer Finance (1.6%)
Advance America Cash Advance Centers, Inc.	13,600	189,856
Cash America International, Inc.	7,020	299,824
		489,680
Diversified Financial Services (0.5%)
Financial Federal Corp.	1,015	29,029
Medallion Financial Corp.	10,350	116,852
		145,881
Insurance (7.0%)
American Physicians Capital, Inc. (a)	4,165	161,185
Baldwin & Lyons, Inc., Class B	3,871	101,110
CNA Surety Corp. (a)	7,270	154,487
Commerce Group, Inc.	5,220	157,540
Delphi Financial Group, Inc., Class A	5,310	209,426
Harleysville Group, Inc.	2,935	99,790
Horace Mann Educators Corp.	8,030	159,235
KMG America Corp. (a)	11,431	105,737

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Insurance (continued)
National Western Life Insurance Co., Class A	394	$90,419
Navigators Group, Inc. (a)	5,054	241,531
Phoenix Companies, Inc.	10,820	162,625
ProCentury Corp.	9,181	180,407
RLI Corp.	2,602	143,995
United America Indemnity Ltd., Class A (a)	6,320	152,438
		2,119,925
Real Estate Investment Trusts (REITs) (6.1%)
Cousins Properties, Inc.	571	22,349
Crescent Real Estate Equities Co.	8,600	172,516
Equity One, Inc.	6,460	179,201
Franklin Street Properties Corp.	8,126	166,989
Getty Realty Corp.	4,320	134,568
Healthcare Realty Trust, Inc.	4,440	188,167
Highland Hospitality Corp.	8,490	134,821
Lexington Corporate Properties Trust	6,970	148,322
National Health Investors, Inc.	662	21,250
Potlatch Corp.	3,400	160,514
Strategic Hotels & Resorts, Inc.	7,140	153,653
Sun Communities, Inc.	3,900	123,279
Universal Health Realty Income Trust	3,060	123,746
Urstadt Biddle Properties, Inc., Class A	6,380	123,963
		1,853,338
Thrifts & Mortgage Finance (0.8%)
Corus Bankshares, Inc.	7,212	153,615
TrustCo Bank Corp. NY	7,740	81,425
Washington Federal, Inc.	109	2,528
		237,568
		8,438,656
Health Care (9.8%)
Health Care Equipment & Supplies (2.5%)
Analogic Corp.	1,540	90,429
DJO, Inc. (a)	2,130	88,182
Greatbatch, Inc. (a)	2,980	87,582
Haemonetics Corp. (a)	3,220	155,333
STERIS Corp.	7,530	194,575
Viasys Healthcare, Inc. (a)	2,580	75,929
Vital Signs, Inc.	1,300	67,600
		759,630
Health Care Providers & Services (5.2%)
Cross Country Healthcare, Inc. (a)	7,000	157,920
Genesis HealthCare Corp. (a)	3,570	218,555
Gentiva Health Services, Inc. (a)	7,330	145,134
Hooper Holmes, Inc. (a)	11,900	40,103
Kindred Healthcare, Inc. (a)	6,350	182,245
Owens & Minor, Inc.	3,520	117,744
Pediatrix Medical Group, Inc. (a)	5,860	307,885

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
RehabCare Group, Inc. (a)	3,070	$46,603
Res-Care, Inc. (a)	6,430	111,689
Symbion, Inc. (a)	4,940	92,378
U.S. Physical Therapy, Inc. (a)	4,210	59,361
United Surgical Partners International, Inc. (a)	3,220	98,113
		1,577,730
Life Sciences Tools & Services (1.4%)
Bio-Rad Laboratories, Inc., Class A (a)	1,880	161,755
PAREXEL International Corp. (a)	5,330	174,558
Varian, Inc. (a)	1,600	85,616
		421,929
Pharmaceuticals (0.7%)
Alpharma, Inc., Class A	4,990	137,474
Sciele Pharma, Inc. (a)	2,317	55,029
		192,503
		2,951,792
Industrials (17.8%)
Aerospace & Defense (2.8%)
AAR Corp. (a)	6,685	199,146
Esterline Technologies Corp. (a)	4,570	182,663
Moog, Inc., Class A (a)	2,340	91,236
Precision Castparts Corp.	4,320	384,005
		857,050
Airlines (0.8%)
JetBlue Airways Corp. (a)	8,555	117,032
Skywest, Inc.	4,960	134,615
		251,647
Building Products (1.3%)
Goodman Global, Inc. (a)	4,334	77,015
Lennox International, Inc.	3,080	93,447
NCI Building Systems, Inc. (a)	4,120	234,511
		404,973
Commercial Services & Supplies (4.2%)
ABM Industries, Inc.	3,610	93,283
Casella Waste Systems, Inc., Class A (a)	7,060	88,250
CBIZ, Inc. (a)	6,292	42,156
Consolidated Graphics, Inc. (a)	4,090	253,580
Healthcare Services Group, Inc.	5,849	169,153
IKON Office Solutions, Inc.	5,480	81,652
Korn/Ferry International (a)	4,770	113,908
Navigant Consulting, Inc. (a)	4,740	98,497
TeleTech Holdings, Inc. (a)	7,555	203,607
United Stationers, Inc. (a)	2,250	114,660
		1,258,746

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Construction & Engineering (2.0%)
EMCOR Group, Inc. (a)	3,080	$176,853
KHD Humboldt Wedag International Ltd. (a)	8,932	351,653
Washington Group International, Inc. (a)	1,530	87,409
		615,915
Electrical Equipment (1.9%)
Belden CDT, Inc.	3,030	131,048
Genlyte Group, Inc. (a)	2,820	213,671
Woodward Governor Co.	5,260	220,078
		564,797
Machinery (2.2%)
Briggs & Stratton Corp.	3,880	115,003
EnPro Industries, Inc. (a)	5,060	167,233
Harsco Corp.	3,570	306,592
Kadant, Inc. (a)	2,243	61,346
		650,174
Road & Rail (1.3%)
Dollar Thrifty Automotive Group, Inc. (a)	1,590	74,937
Ryder System, Inc.	2,180	118,897
Werner Enterprises, Inc.	10,000	190,100
		383,934
Trading Companies & Distributors (1.0%)
Kaman Corp.	4,520	103,011
Watsco, Inc.	3,790	193,366
		296,377
Transportation Infrastructure (0.3%)
Interpool, Inc.	4,190	103,535
		5,387,148
Information Technology (13.2%)
Communications Equipment (1.9%)
Anaren, Inc. (a)	8,230	135,795
Andrew Corp. (a)	6,250	66,375
Black Box Corp.	1,981	81,379
Dycom Industries, Inc. (a)	6,000	135,780
Polycom, Inc. (a)	3,050	102,541
Tollgrade Communications, Inc. (a)	5,060	50,904
		572,774
Computers & Peripherals (1.1%)
Electronics for Imaging, Inc. (a)	5,750	132,537
Emulex Corp. (a)	5,450	96,738
Imation Corp.	1,930	83,974
Mobility Electronics, Inc. (a)	8,175	30,820
		344,069
Electronic Equipment & Instruments (3.2%)
Agilysys, Inc.	3,870	73,336
Anixter International, Inc. (a)	2,930	161,941
Benchmark Electronics, Inc. (a)	5,960	134,994

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Electronic Equipment & Instruments (continued)
Brightpoint, Inc. (a)	12,406	$136,590
Coherent, Inc. (a)	2,512	77,244
MTS Systems Corp.	3,470	148,412
NAM TAI Electronics, Inc.	6,940	93,829
Vishay Intertechnology, Inc. (a)	10,620	139,547
		965,893
Internet Software & Services (0.1%)
Keynote Systems, Inc. (a)	2,271	26,843
IT Services (1.5%)
Acxiom Corp.	3,372	76,544
CSG Systems International, Inc. (a)	1,788	44,843
MAXIMUS, Inc.	2,090	63,014
MPS Group, Inc. (a)	17,460	261,551
		445,952
Semiconductors & Semiconductor Equipment (3.1%)
Actel Corp. (a)	5,508	98,373
Advanced Energy Industries, Inc. (a)	3,650	63,255
Asyst Technologies, Inc. (a)	7,753	50,317
ATMI, Inc. (a)	1,630	54,507
Brooks Automation, Inc. (a)	3,154	43,904
Cabot Microelectronics Corp. (a)	1,430	43,172
Exar Corp. (a)	6,060	79,386
Fairchild Semiconductor International, Inc. (a)	4,630	82,460
MEMC Electronic Materials, Inc. (a)	2,330	122,092
Sigmatel, Inc. (a)	13,950	54,126
Standard Microsystems Corp. (a)	4,010	111,879
Varian Semiconductor Equipment Associates, Inc. (a)	1,590	65,428
Veeco Instruments, Inc. (a)	3,060	58,721
		927,620
Software (2.3%)
Captaris, Inc. (a)	12,310	108,451
Lawson Software, Inc. (a)	4,990	37,475
MapInfo Corp. (a)	5,750	78,488
MSC.Software Corp. (a)	7,940	124,658
Sybase, Inc. (a)	5,060	131,004
Synchronoss Technologies, Inc. (a)	4,286	66,004
Transaction Systems Architects, Inc. (a)	4,160	150,384
		696,464
		3,979,615
Materials (6.8%)
Chemicals (1.6%)
H.B. Fuller Co.	8,340	215,756
Minerals Technologies, Inc.	2,280	132,400
Sensient Technologies Corp.	5,720	141,169
		489,325

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Construction Materials (0.9%)
Eagle Materials, Inc.	5,200	$256,828
Containers & Packaging (1.6%)
AptarGroup, Inc.	2,680	163,507
Greif, Inc., Class A	2,920	333,785
		497,292
Metals & Mining (1.8%)
Carpenter Technology Corp.	1,430	167,453
Metal Management, Inc.	2,380	97,675
RTI International Metals, Inc. (a)	1,930	157,778
Worthington Industries, Inc.	5,840	112,011
		534,917
Paper & Forest Products (0.9%)
Glatfelter Co.	8,280	134,053
Mercer International, Inc. (a)	10,810	130,909
		264,962
		2,043,324
Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.3%)
North Pittsburgh Systems, Inc.	3,770	88,859
Utilities (3.6%)
Electric Utilities (2.1%)
ALLETE, Inc.	2,180	104,836
El Paso Electric Co. (a)	5,960	144,828
Maine & Maritimes Corp. (a)(b)	1,190	18,742
MGE Energy, Inc.	3,090	105,616
Otter Tail Corp.	3,960	128,027
Puget Energy, Inc.	5,730	140,729
		642,778
Gas Utilities (0.8%)
Northwest Natural Gas Co.	2,980	121,256
WGL Holdings, Inc.	4,250	134,428
		255,684
Multi-Utilities (0.7%)
CH Energy Group, Inc.	4,070	207,733
		1,106,195
Total Common Stocks (Cost of $20,036,820)		30,041,961

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (0.5%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/07, due 02/01/07 at 5.160%, collateralized by a U.S. Treasury Bond maturing 08/15/29, market value of $152,282 (repurchase proceeds $144,021)	$144,000	$144,000
Total Short-Term Obligation (Cost of $144,000)		144,000
Total Investments (99.9%) (Cost of $20,180,820) (c)		30,185,961
Other Assets & Liabilities, Net (0.1%)		30,136
Net Assets (100.0%)		$30,216,097

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Cost for federal income tax purposes is $20,180,820.

At January 31, 2007, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	27.9
Industrials	17.8
Information Technology	13.2
Consumer Discretionary	10.8
Health Care	9.8
Materials	6.8
Energy	5.6
Utilities	3.6
Consumer Staples	3.6
Telecommunication Services	0.3
99.4
Short-Term Obligation	0.5
Other Assets & Liabilities, Net	0.1
100.0

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2007 (Unaudited)

	Shares	Value
Common Stocks (98.3%)
Consumer Discretionary (13.5%)
Automobiles (0.5%)
Piaggio & Cie SpA (a)	12,030	$52,436
Diversified Consumer Services (0.7%)
ITT Educational Services, Inc. (a)	400	31,040
Strayer Education, Inc.	330	37,544
		68,584
Hotels, Restaurants & Leisure (2.8%)
Brinker International, Inc.	930	29,341
Chipotle Mexican Grill, Inc., Class A (a)	850	50,507
Hilton Hotels Corp.	2,790	98,738
Pinnacle Entertainment, Inc. (a)	1,652	57,044
Scientific Games Corp., Class A (a)	1,550	48,112
		283,742
Household Durables (0.3%)
NVR, Inc. (a)	45	31,163
Internet & Catalog Retail (1.1%)
Gmarket, Inc. (a)	1,230	26,322
Nutri/System, Inc. (a)	980	43,169
Priceline.com, Inc. (a)	1,150	49,013
		118,504
Leisure Equipment & Products (0.5%)
Pool Corp.	1,340	49,044
Media (1.6%)
Getty Images, Inc. (a)	690	33,976
Grupo Televisa SA, ADR	3,130	92,210
NET Servicos de Comunicacao SA, ADR (a)	2,980	36,177
		162,363
Specialty Retail (3.0%)
Christopher & Banks Corp.	1,600	28,448
GameStop Corp., Class A (a)	2,090	111,669
Hibbett Sporting Goods, Inc. (a)	1,800	57,798
Monro Muffler, Inc.	700	26,418
Tractor Supply Co. (a)	1,080	54,356
Tween Brands, Inc. (a)	970	33,164
		311,853
Textiles, Apparel & Luxury Goods (3.0%)
Carter's, Inc. (a)	2,970	75,438
Coach, Inc. (a)	2,370	108,688
Phillips-Van Heusen Corp.	830	45,775
Quiksilver, Inc. (a)	5,700	80,997
		310,898
		1,388,587

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Staples (3.1%)
Beverages (0.6%)
Hansen Natural Corp. (a)	1,590	$60,563
Food Products (1.5%)
Campbell Soup Co.	1,260	48,485
Dean Foods Co. (a)	690	30,533
Hershey Co.	610	31,134
McCormick & Co., Inc.	1,050	40,992
		151,144
Household Products (0.3%)
Central Garden & Pet Co. (a)	690	30,905
Personal Products (0.4%)
USANA Health Sciences, Inc. (a)	780	41,402
Tobacco (0.3%)
UST, Inc.	640	36,762
		320,776
Energy (7.0%)
Energy Equipment & Services (2.7%)
Atwood Oceanics, Inc. (a)	1,440	69,653
BJ Services Co.	1,800	49,788
FMC Technologies, Inc. (a)	1,010	62,550
Grant Prideco, Inc. (a)	1,340	52,501
Oil States International, Inc. (a)	1,360	39,195
		273,687
Oil, Gas & Consumable Fuels (4.3%)
Cameco Corp.	1,260	48,044
Denbury Resources, Inc. (a)	3,130	86,701
Helix Energy Solutions Group, Inc. (a)	2,010	64,662
Petroplus Holdings AG (a)	587	37,524
Range Resources Corp.	1,910	58,618
Ship Finance Intl Ltd.	2,220	52,680
Southwestern Energy Co. (a)	2,510	96,534
		444,763
		718,450
Financials (9.2%)
Capital Markets (3.2%)
Affiliated Managers Group, Inc. (a)	1,270	141,478
Greenhill & Co., Inc.	533	39,938
Investment Technology Group, Inc. (a)	760	33,136
Lazard Ltd., Class A	1,510	76,648
Waddell & Reed Financial, Inc., Class A	1,620	41,585
		332,785

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Commercial Banks (2.2%)
City National Corp.	350	$25,176
Signature Bank (a)	2,190	72,511
WSB Financial Group, Inc. (a)	2,378	46,252
Zions Bancorporation	910	77,186
		221,125
Consumer Finance (0.5%)
First Cash Financial Services, Inc. (a)	2,330	54,708
Insurance (1.7%)
Ambac Financial Group, Inc.	870	76,647
ProAssurance Corp. (a)	1,890	95,993
		172,640
Real Estate Investment Trusts (REITs) (1.6%)
Alexandria Real Estate Equities, Inc.	420	45,511
CapitalSource, Inc.	920	25,567
General Growth Properties, Inc.	800	49,216
Washington Real Estate Investment Trust	1,020	43,605
		163,899
		945,157
Health Care (20.1%)
Biotechnology (3.5%)
Alkermes, Inc. (a)	1,140	17,009
Allos Therapeutics, Inc. (a)	6,610	41,445
Applera Corp. - Celera Group (a)	2,100	33,306
ArQule, Inc. (a)	2,841	18,608
Array Biopharma, Inc. (a)	3,060	42,106
BioMarin Pharmaceuticals, Inc. (a)	870	16,478
Cephalon, Inc. (a)	540	39,101
Cubist Pharmaceuticals, Inc. (a)	2,310	42,504
Digene Corp. (a)	780	40,131
Onyx Pharmaceuticals, Inc. (a)	2,130	25,240
OSI Pharmaceuticals, Inc. (a)	1,180	40,144
		356,072
Health Care Equipment & Supplies (5.9%)
Beckman Coulter, Inc.	510	32,905
Bespak PLC	2,880	41,243
Cytyc Corp. (a)	1,840	53,213
Gen-Probe, Inc. (a)	790	40,859
Haemonetics Corp. (a)	1,488	71,781
IDEXX Laboratories, Inc. (a)	250	21,453
Intuitive Surgical, Inc. (a)	290	28,539
Kinetic Concepts, Inc. (a)	440	21,644
Mentor Corp.	770	39,262
NuVasive, Inc. (a)	3,690	89,335
ResMed, Inc. (a)	1,068	56,155

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Thoratec Corp. (a)	3,190	$57,452
Varian Medical Systems, Inc. (a)	1,126	51,942
		605,783
Health Care Providers & Services (3.7%)
Animal Health International, Inc.	898	11,180
DaVita, Inc. (a)	1,247	68,086
HealthExtras, Inc. (a)	2,655	67,862
Henry Schein, Inc. (a)	690	35,031
Lincare Holdings, Inc. (a)	1,040	40,924
Patterson Companies, Inc. (a)	1,110	41,747
Psychiatric Solutions, Inc. (a)	1,680	65,419
Quest Diagnostics, Inc.	970	50,906
		381,155
Health Care Technology (1.1%)
Allscripts Healthcare Solutions, Inc. (a)	3,495	106,947
Life Sciences Tools & Services (3.5%)
ICON PLC, ADR (a)	4,036	150,543
Illumina, Inc. (a)	630	25,735
Invitrogen Corp. (a)	690	42,249
Pharmaceutical Product Development, Inc.	720	24,840
Thermo Fisher Scientific, Inc. (a)	1,600	76,560
Waters Corp. (a)	730	41,384
		361,311
Pharmaceuticals (2.4%)
Allergan, Inc.	680	79,363
Medicis Pharmaceutical Corp., Class A	1,610	61,067
Penwest Pharmaceuticals Co. (a)	4,240	60,378
Pozen, Inc. (a)	1,490	25,196
Viropharma, Inc. (a)	1,200	20,436
		246,440
		2,057,708
Industrials (13.8%)
Aerospace & Defense (2.6%)
Armor Holdings, Inc. (a)	670	40,535
BE Aerospace, Inc. (a)	2,220	66,111
Ceradyne, Inc. (a)	850	45,968
Hexcel Corp. (a)	2,270	43,675
Rockwell Collins, Inc.	990	67,528
		263,817
Air Freight & Logistics (0.4%)
UTI Worldwide, Inc.	1,290	39,216
Airlines (0.6%)
Alaska Air Group, Inc. (a)	1,450	62,133

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Commercial Services & Supplies (6.2%)
ACCO Brands Corp. (a)	2,530	$61,049
Corporate Executive Board Co.	810	73,491
Huron Consulting Group, Inc. (a)	3,515	182,253
Kenexa Corp. (a)	2,812	102,638
Monster Worldwide, Inc. (a)	1,070	52,869
Resources Connection, Inc. (a)	3,300	103,620
Robert Half International, Inc.	1,390	56,573
		632,493
Electrical Equipment (1.4%)
General Cable Corp. (a)	2,650	114,295
Roper Industries, Inc.	510	26,479
		140,774
Machinery (1.2%)
ESCO Technologies, Inc. (a)	1,190	56,846
Force Protection, Inc. (a)	1,270	22,847
Terex Corp. (a)	860	48,926
		128,619
Marine (0.5%)
American Commercial Lines, Inc. (a)	710	50,012
Road & Rail (0.9%)
Genesee & Wyoming, Inc., Class A (a)	890	25,089
Landstar System, Inc.	1,660	70,201
		95,290
		1,412,354
Information Technology (20.9%)
Communications Equipment (1.1%)
F5 Networks, Inc. (a)	940	67,153
Harris Corp.	980	49,804
		116,957
Computers & Peripherals (1.4%)
Brocade Communications Systems, Inc. (a)	7,690	65,980
Emulex Corp. (a)	1,490	26,448
Synaptics, Inc. (a)	1,870	50,602
		143,030
Electronic Equipment & Instruments (1.6%)
Amphenol Corp., Class A	370	25,056
Mettler-Toledo International, Inc. (a)	570	47,196
Novatel, Inc. (a)	1,480	61,050
Sunpower Corp., Class A (a)	700	31,010
		164,312
Internet Software & Services (2.5%)
Akamai Technologies, Inc. (a)	510	28,652
aQuantive, Inc. (a)	1,960	52,528
Digital River, Inc. (a)	940	48,109

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Internet Software & Services (continued)
Equinix, Inc. (a)	830	$69,778
Knot, Inc. (a)	1,810	54,608
		253,675
IT Services (4.1%)
Alliance Data Systems Corp. (a)	1,660	112,764
Cognizant Technology Solutions Corp., Class A (a)	1,040	88,702
Euronet Worldwide, Inc. (a)	3,815	110,101
Global Cash Access, Inc. (a)	2,871	45,993
Global Payments, Inc.	1,658	62,606
		420,166
Semiconductors & Semiconductor Equipment (4.6%)
Atheros Communications, Inc. (a)	1,867	44,360
ATMI, Inc. (a)	1,640	54,842
Hittite Microwave Corp. (a)	1,275	44,344
Marvell Technology Group Ltd. (a)	1,772	32,410
MEMC Electronic Materials, Inc. (a)	1,010	52,924
Netlogic Microsystems, Inc. (a)	1,835	43,820
Qimonda AG, ADR (a)	2,570	40,041
SiRF Technology Holdings, Inc. (a)	1,750	51,380
Supertex, Inc. (a)	710	26,511
Verigy Ltd. (a)	4,210	77,169
		467,801
Software (5.6%)
Activision, Inc. (a)	3,550	60,456
Amdocs Ltd. (a)	2,020	70,054
ANSYS, Inc. (a)	1,060	52,883
BMC Software, Inc. (a)	1,380	47,458
Informatica Corp. (a)	2,750	34,540
KongZhong Corp., ADR (a)	6,140	48,138
Nuance Communications, Inc. (a)	3,231	37,221
Quest Software, Inc. (a)	2,850	42,551
The9 Ltd., ADR (a)	1,830	67,435
THQ, Inc. (a)	1,050	31,815
Transaction Systems Architects, Inc. (a)	1,220	44,103
Verint Systems, Inc. (a)	1,140	37,677
		574,331
		2,140,272
Materials (5.3%)
Chemicals (1.1%)
Potash Corp. of Saskatchewan, Inc.	710	110,781
Construction Materials (1.4%)
Florida Rock Industries, Inc.	870	43,022
Martin Marietta Materials, Inc.	510	58,864
Vulcan Materials Co.	400	40,736
		142,622

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Metals & Mining (2.8%)
Allegheny Technologies, Inc.	640	$66,233
Claymont Steel Holdings, Inc. (a)	3,531	65,853
Freeport-McMoRan Copper & Gold, Inc., Class B	880	50,609
Phelps Dodge Corp.	340	42,024
Zinifex Ltd.	5,090	65,460
		290,179
		543,582
Telecommunication Services (5.4%)
Diversified Telecommunication Services (0.8%)
Cogent Communications Group, Inc. (a)	1,490	31,290
Tele2 AB, Class B	3,460	51,545
		82,835
Wireless Telecommunication Services (4.6%)
American Tower Corp., Class A (a)	1,739	69,264
Crown Castle International Corp. (a)	3,100	108,996
InPhonic, Inc. (a)	2,630	36,505
Linktone Ltd., ADR (a)	4,400	19,888
Millicom International Cellular SA (a)	730	48,501
NII Holdings, Inc. (a)	1,730	127,674
SBA Communications Corp., Class A (a)	2,090	62,094
		472,922
		555,757
Total Common Stocks (cost of $7,920,232)		10,082,643
Investment Company (0.4%)
SPDR S&P Biotech ETF (a)	831	39,855
Total Investment Company (Cost of $37,319)		39,855
Total Investments (98.7%) (Cost of $7,957,551) (b)		10,122,498
Other Assets & Liabilities, Net (1.3%)		136,947
Net Assets (100.0%)		$10,259,445

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $7,957,551.

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At January 31, 2007, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	20.9
Health Care	20.1
Industrials	13.8
Consumer Discretionary	13.5
Financials	9.2
Energy	7.0
Telecommunication Services	5.4
Materials	5.3
Consumer Staples	3.1
98.3
Investment Company	0.4
Other Assets & Liabilities, Net	1.3
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2007 (Unaudited)

	Shares	Value
Common Stocks (96.9%)
Consumer Discretionary (10.8%)
Auto Components (2.1%)
Continental AG	6,516	$788,745
Denso Corp.	23,600	948,315
Leoni AG	14,740	613,985
		2,351,045
Automobiles (2.7%)
Suzuki Motor Corp.	28,700	827,110
Toyota Motor Corp.	33,300	2,194,394
		3,021,504
Hotels, Restaurants & Leisure (0.5%)
Genting Bhd	52,300	570,850
Household Durables (2.4%)
JM AB	37,200	1,004,103
Makita Corp.	16,500	581,469
Matsushita Electric Industrial Co., Ltd.	50,000	996,949
		2,582,521
Leisure Equipment & Products (1.1%)
FUJIFILM Holdings Corp.	11,100	458,936
Nikon Corp.	17,000	383,322
Sega Sammy Holdings, Inc.	15,000	387,068
		1,229,326
Media (1.6%)
Modern Times Group AB, Class B (a)	4,800	304,809
Vivendi SA	34,775	1,436,664
		1,741,473
Specialty Retail (0.4%)
HMV Group PLC	163,344	431,687
		11,928,406
Consumer Staples (5.1%)
Beverages (1.9%)
Diageo PLC	16,595	323,451
Fomento Economico Mexicano SAB de CV, ADR	5,813	697,967
Heineken NV	21,854	1,109,671
		2,131,089
Food & Staples Retailing (1.4%)
Kesko Oyj, Class B	13,344	711,393
Massmart Holdings Ltd.	77,577	820,948
		1,532,341
Food Products (0.9%)
China Milk Products Group Ltd. (a)	500,000	434,017
Toyo Suisan Kaisha Ltd.	32,000	496,593
		930,610
Tobacco (0.9%)
Imperial Tobacco Group PLC	25,471	1,040,701
		5,634,741

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Energy (9.2%)
Energy Equipment & Services (1.1%)
Subsea 7, Inc. (a)	17,100	$304,640
TGS Nopec Geophysical Co. ASA (a)	47,300	967,364
		1,272,004
Oil, Gas & Consumable Fuels (8.1%)
BP PLC, ADR	23,492	1,491,977
EnCana Corp.	14,800	709,942
PetroChina Co., Ltd., Class H	800,000	986,937
Petroleo Brasileiro SA, ADR	3,913	384,570
Royal Dutch Shell PLC, Class A	10,265	347,544
Royal Dutch Shell PLC, Class B	37,915	1,276,030
Statoil ASA	30,150	809,301
Total SA	32,629	2,203,365
Yanzhou Coal Mining Co., Ltd., Class H	756,000	706,632
		8,916,298
		10,188,302
Financials (30.2%)
Capital Markets (3.6%)
Credit Suisse Group, Registered Shares	17,326	1,229,167
Daiwa Securities Group, Inc.	53,000	654,055
Deutsche Bank AG, Registered Shares	10,869	1,536,557
UBS AG, Registered Shares	8,270	519,823
		3,939,602
Commercial Banks (18.7%)
Australia & New Zealand Banking Group Ltd.	26,966	612,423
Banco Bilbao Vizcaya Argentaria SA	76,799	1,915,770
Banco Santander Central Hispano SA	108,670	2,069,498
Bank of Ireland	48,941	1,093,862
Barclays PLC	130,057	1,901,680
BNP Paribas	14,746	1,656,683
Bumiputra-Commerce Holdings Berhad	175,300	462,324
Depfa Bank PLC	43,701	772,950
HBOS PLC	54,600	1,197,223
HSBC Holdings PLC	79,972	1,453,503
Industrial Bank of Korea	29,950	553,037
Mega Financial Holding Co., Ltd.	632,000	423,927
Mitsubishi UFJ Financial Group, Inc.	49	595,015
Mizuho Financial Group, Inc.	54	390,059
Societe Generale	8,752	1,545,831
Sumitomo Mitsui Financial Group, Inc.	87	892,445
Sumitomo Trust & Banking Co., Ltd.	30,000	321,625
Swedbank AB, Class A	19,200	728,451
United Overseas Bank Ltd.	104,000	1,289,033
Westpac Banking Corp.	45,877	896,982
		20,772,321

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Finance (0.8%)
ORIX Corp.	3,080	$886,013
Diversified Financial Services (2.2%)
Fortis	24,547	1,035,471
ING Groep NV	33,142	1,449,878
		2,485,349
Insurance (3.8%)
Aviva PLC	54,757	886,770
Axis Capital Holdings Ltd.	19,965	657,847
Baloise Holding AG, Registered Shares	8,826	897,059
Milano Assicurazioni SpA	81,058	647,817
Sampo Oyj, Class A	39,015	1,070,474
		4,159,967
Real Estate Management & Development (1.1%)
Sun Hung Kai Properties Ltd.	34,000	414,681
Swire Pacific Ltd., Class A	66,000	760,834
		1,175,515
		33,418,767
Health Care (8.4%)
Pharmaceuticals (8.4%)
AstraZeneca PLC	30,660	1,710,749
Biovail Corp.	51,553	1,050,650
Eisai Co., Ltd.	13,800	710,622
GlaxoSmithKline PLC	33,992	916,757
Hisamitsu Pharmaceutical Co., Inc.	23,400	681,287
Novartis AG, Registered Shares	36,709	2,119,618
Novo-Nordisk A/S, Class B	3,900	335,696
Ono Pharmaceutical Co., Ltd.	7,300	357,846
Roche Holding AG, Genusschein Shares	2,368	446,430
Takeda Pharmaceutical Co., Ltd.	15,400	1,005,393
		9,335,048
Industrials (12.8%)
Aerospace & Defense (2.1%)
European Aeronautic Defence and Space Co. NV	8,794	291,884
MTU Aero Engines Holding AG	16,646	888,217
Rolls-Royce Group PLC	122,539	1,126,870
		2,306,971
Airlines (0.6%)
British Airways PLC (a)	63,480	672,873
Building Products (2.2%)
Assa Abloy AB, Class B	40,200	882,730
Geberit AG, Registered Shares	706	1,193,346
KCC Corp.	1,414	365,586
		2,441,662

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Electrical Equipment (1.9%)
Mitsubishi Electric Corp.	89,000	$807,241
Schneider Electric SA	10,671	1,294,107
		2,101,348
Machinery (4.4%)
Georg Fischer AG, Registered Shares (a)	1,240	833,586
Heidelberger Druckmaschinen AG	23,249	983,963
Komatsu Ltd.	30,500	652,044
SKF AB, Class B	44,600	885,899
Sulzer AG, Registered Shares	365	519,076
Volvo AB, Class B	13,400	987,896
		4,862,464
Road & Rail (1.1%)
Central Japan Railway Co.	116	1,241,058
Trading Companies & Distributors (0.5%)
Hitachi High-Technologies Corp.	19,300	583,239
		14,209,615
Information Technology (5.9%)
Communications Equipment (1.3%)
Nokia Oyj	65,768	1,447,475
Computers & Peripherals (0.7%)
Wincor Nixdorf AG	5,206	827,121
Electronic Equipment & Instruments (0.6%)
Kyocera Corp.	7,900	727,733
IT Services (1.3%)
CGI Group, Inc., Class A (a)	111,100	863,839
Nomura Research Institute Ltd.	3,400	530,157
		1,393,996
Office Electronics (2.0%)
Brother Industries Ltd.	81,000	1,128,526
Canon, Inc.	20,300	1,070,707
		2,199,233
		6,595,558
Materials (6.8%)
Chemicals (2.9%)
BASF AG	15,297	1,478,702
Linde AG	7,549	811,556
Shin-Etsu Chemical Co., Ltd.	13,300	869,512
		3,159,770

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Metals & Mining (3.9%)
JFE Holdings, Inc.	15,400	$859,588
Kobe Steel Ltd.	219,000	792,627
Rio Tinto PLC	13,661	736,755
Salzgitter AG	9,678	1,237,482
SSAB Svenskt Stal AB, Series A	28,800	703,785
		4,330,237
		7,490,007
Telecommunication Services (4.2%)
Diversified Telecommunication Services (3.0%)
Belgacom SA	23,849	1,082,086
Chunghwa Telecom Co., Ltd., ADR	34,197	708,220
Nippon Telegraph & Telephone Corp.	123	615,153
Telefonica O2 Czech Republic AS	39,844	972,547
		3,378,006
Wireless Telecommunication Services (1.2%)
China Mobile Ltd.	45,500	418,823
Philippine Long Distance Telephone Co., ADR	7,750	407,805
Taiwan Mobile Co., Ltd	512,000	496,500
		1,323,128
		4,701,134
Utilities (3.5%)
Electric Utilities (2.5%)
E.ON AG	10,312	1,403,050
Endesa SA	26,670	1,340,781
		2,743,831
Gas Utilities (1.0%)
Tokyo Gas Co., Ltd.	217,000	1,127,198
		3,871,029
Total Common Stocks (Cost of $81,642,392)		107,372,607
Investment Company (2.7%)
iShares MSCI EAFE Index Fund	39,717	2,948,590
Total Investment Company (Cost of $2,744,025)		2,948,590

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (0.6%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/07, due 02/01/07 at 5.160%, collateralized by a U.S. Treasury Note maturing 08/15/11, market value of $695,250 (repurchase proceeds $680,097)	$680,000	$680,000
Total Short-Term Obligation (Cost of $680,000)		680,000
Total Investments (100.2%) (Cost of $85,066,417) (b)		111,001,197
Other Assets & Liabilities, Net (-0.2%)		(234,258)
Net Assets (100.0%)		$110,766,939

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $85,066,417.

The Fund invested in the following countries at January 31, 2007:

Summary of Securities by Country	Value	% of Total Investments
Japan	$24,773,299	22.3
United Kingdom	15,514,570	14.0
Germany	10,569,378	9.5
France	8,136,650	7.3
Switzerland	7,758,105	7.0
Sweden	5,497,673	5.0
Spain	5,326,049	4.8
United States*	4,694,242	4.2
Finland	3,229,342	2.9
Netherlands	2,851,433	2.6
Canada	2,624,431	2.4
Belgium	2,117,557	1.9
Norway	2,081,305	1.9
Ireland	1,866,812	1.7
Singapore	1,723,050	1.5
China	1,693,569	1.5
Taiwan	1,628,647	1.5
Hong Kong	1,594,338	1.4
Australia	1,509,405	1.4
Malaysia	1,033,174	0.9
Czech Republic	972,547	0.9
South Korea	918,623	0.8
South Africa	820,948	0.7
Mexico	697,967	0.6
Italy	647,817	0.6
Brazil	384,570	0.4
Denmark	335,696	0.3
	$111,001,197	100.0

*Includes short-term obligation and investment company.
Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At January 31, 2007, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$4,511,341	$4,558,403	03/28/07	$(47,062)
CNY	220,140	220,245	03/28/07	(105)
CZK	34,037	35,197	03/28/07	(1,160)
DKK	560,469	569,582	03/28/07	(9,113)
EUR	1,233,459	1,247,486	03/28/07	(14,027)
EUR	321,431	319,539	03/28/07	1,892
EUR	548,785	545,454	03/28/07	3,331
GBP	9,099,293	9,105,678	03/28/07	(6,385)
GBP	108,044	106,334	03/28/07	1,710
GBP	828,994	830,624	03/28/07	(1,630)
KRW	72,632	73,973	03/28/07	(1,341)
MXN	34,524	35,041	03/28/07	(517)
MYR	70,468	70,165	03/28/07	303
NOK	69,055	69,736	03/28/07	(681)
PHP	26,498	26,364	03/28/07	134
SEK	149,981	153,532	03/28/07	(3,551)
SGD	43,751	43,634	03/28/07	117
THB	401,696	383,470	03/28/07	18,226
TWD	171,347	174,604	03/28/07	(3,257)
ZAR	37,990	39,108	03/28/07	(1,118)
				$(64,234)
Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$345,833	$348,433	03/28/07	$2,600
CAD	1,565,299	1,592,621	03/28/07	27,322
CAD	805,205	820,973	03/28/07	15,768
CHF	106,661	106,560	03/28/07	(101)
CHF	273,924	272,366	03/28/07	(1,558)
CNY	2,869,352	2,869,792	03/28/07	440
CZK	443,734	455,001	03/28/07	11,267
CZK	210,925	212,635	03/28/07	1,710
CZK	271,316	271,677	03/28/07	361
DKK	42,924	43,432	03/28/07	508
EUR	94,077	95,138	03/28/07	1,061
EUR	277,006	275,379	03/28/07	(1,627)
GBP	697,377	695,811	03/28/07	(1,566)
KRW	946,963	969,331	03/28/07	22,368
MXN	449,803	457,090	03/28/07	7,287
MYR	920,388	909,940	03/28/07	(10,448)

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	$899,485	$909,316	03/28/07	$9,831
PHP	345,504	341,940	03/28/07	(3,564)
SEK	1,954,671	1,975,231	03/28/07	20,560
SEK	557,055	551,948	03/28/07	(5,107)
SGD	570,074	569,471	03/28/07	(603)
THB	401,696	398,268	03/28/07	(3,428)
TWD	2,233,967	2,259,766	03/28/07	25,799
ZAR	495,938	508,109	03/28/07	12,171
				$131,051

Acronym	Name
ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Yuan Renminbi
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro Currency
GBP	Pound Sterling
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TWD	Taiwan Dollar
ZAR	South African Rand

See Accompanying Notes to Financial Statements.

This page is intentionally left blank.

  STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2007 (Unaudited)

	CMG Enhanced S&P 500® Index Fund	CMG Large Cap Growth Fund	CMG Large Cap Value Fund	CMG Mid Cap Growth Fund	CMG Mid Cap Value Fund
ASSETS:
Investments, at identified cost	$119,052,630	$38,009,071	$33,274,370	$21,452,184	$13,153,259
Investments, at value (including securities on loan of $14,381,118, $-, $-, $- ,$- ,$- ,$- ,$- and $-)	$139,735,116	$43,235,799	$39,563,415	$27,200,492	$16,301,104
Cash	5,011	20	893	483	661
Foreign currency (cost of $46,402)	-	-	-	-	-
Unrealized appreciation on foreign forward currency contracts	-	-	-	-	-
Receivable for:
Investments sold	-	1,378,859	527,325	184,424	158,870
Interest	333	61	1,056	125	273
Dividends	94,889	10,651	32,224	3,127	6,140
Futures variation margin	15,750	-	-	-	-
Securities lending	810	-	-	-	-
Foreign tax reclaims	-	-	-	-	-
Expense reimbursement due from Investment Advisor	9,590	9,926	10,025	11,105	10,191
Deferred Trustees' compensation plan	5,461	4,538	4,600	4,859	4,237
Other assets	-	-	2	-	-
Total Assets	139,866,960	44,639,854	40,139,540	27,404,615	16,481,476
LIABILITIES:
Payable to custodian bank	-	-	-	-	-
Collateral on securities loaned	14,613,488	-	-	-	-
Unrealized depreciation on foreign forward currency contracts	-	-	-	-	-
Payable for:
Investments purchased	-	1,004,261	442,045	246,328	189,575
Fund shares repurchased	-	25,000	74,500	-	-
Investment advisory fee	25,361	17,695	16,388	15,622	9,528
Trustees' fees	485	517	509	420	517
Transfer agent fees	-	-	-	-	-
Merger costs	-	-	-	-	-
Custody fee	-	-	-	-	-
Audit fee	12,459	14,889	14,889	14,889	14,889
Chief compliance officer expenses	-	-	-	-	-
Deferred Trustees' compensation plan	5,461	4,538	4,600	4,859	4,237
Other liabilities	610	318	376	292	262
Total Liabilities	14,657,864	1,067,218	553,307	282,410	219,008
NET ASSETS	$125,209,096	$43,572,636	$39,586,233	$27,122,205	$16,262,468
NET ASSETS consist of:
Paid-in-capital	$101,803,787	$37,137,856	$31,781,850	$20,626,584	$12,030,315
Undistributed (overdistributed) net investment income	119,467	(2,646)	40,476	(9,223)	4,836
Accumulated net investment loss	-	-	-	-	-
Accumulated net realized gain	2,567,739	1,210,698	1,474,862	756,536	1,079,472
Net unrealized appreciation on:
Investments	20,682,486	5,226,728	6,289,045	5,748,308	3,147,845
Foreign currency translations	-	-	-	-	-
Futures contracts	35,617	-	-	-	-
NET ASSETS	$125,209,096	$43,572,636	$39,586,233	$27,122,205	$16,262,468
Shares of capital stock outstanding	8,657,850	3,613,472	3,262,779	1,765,617	1,202,501
Net asset value, offering and redemption price per share	$14.46	$12.06	$12.13	$15.36	$13.52

See Accompanying Notes to Financial Statements.

	CMG Small Cap Growth Fund	CMG Small Cap Value Fund	CMG Small/Mid Cap Fund	CMG International Stock Fund
ASSETS:
Investments, at identified cost	$33,104,780	$20,180,820	$7,957,551	$85,066,417
Investments, at value (including securities on loan of $14,381,118, $-, $-, $- ,$- ,$- ,$- ,$- and $-)	$39,513,243	$30,185,961	$10,122,498	$111,001,197
Cash	918	36	-	435
Foreign currency (cost of $46,402)	-	-	-	46,420
Unrealized appreciation on foreign forward currency contracts	-	-	-	184,766
Receivable for:
Investments sold	639,123	285,364	501,807	1,191,298
Interest	220	21	-	97
Dividends	6,424	21,542	1,151	48,018
Futures variation margin	-	-	-	-
Securities lending	-	-	-	-
Foreign tax reclaims	-	-	-	26,594
Expense reimbursement due from Investment Advisor	8,401	11,537	7,716	1,056
Deferred Trustees' compensation plan	12,097	5,417	4,766	6,873
Other assets	-	1	-	-
Total Assets	40,180,426	30,509,879	10,637,938	112,506,754
LIABILITIES:
Payable to custodian bank	-	-	5,432	-
Collateral on securities loaned	-	-	-	-
Unrealized depreciation on foreign forward currency contracts	-	-	-	117,949
Payable for:
Investments purchased	471,552	253,486	343,103	1,527,476
Fund shares repurchased	-	-	-	-
Investment advisory fee	24,634	19,224	6,345	68,602
Trustees' fees	-	465	-	-
Transfer agent fees	18	-	-	-
Merger costs	19,195	-	-	-
Custody fee	5,540	-	-	-
Audit fee	20,316	14,889	18,520	16,976
Chief compliance officer expenses	1,334	-	-	-
Deferred Trustees' compensation plan	12,097	5,417	4,766	6,873
Other liabilities	712	301	327	1,939
Total Liabilities	555,398	293,782	378,493	1,739,815
NET ASSETS	$39,625,028	$30,216,097	$10,259,445	$110,766,939
NET ASSETS consist of:
Paid-in-capital	$31,880,857	$19,213,287	$7,938,735	$81,145,122
Undistributed (overdistributed) net investment income	-	7,779	-	(600,733)
Accumulated net investment loss	(60,273)	-	(7,871)	-
Accumulated net realized gain	1,395,960	989,890	163,626	4,219,977
Net unrealized appreciation on:
Investments	6,408,463	10,005,141	2,164,947	25,934,780
Foreign currency translations	21	-	8	67,793
Futures contracts	-	-	-	-
NET ASSETS	$39,625,028	$30,216,097	$10,259,445	$110,766,939
Shares of capital stock outstanding	21,776,579	2,149,534	2,398,082	8,229,735
Net asset value, offering and redemption price per share	$1.82	$14.06	$4.28	$13.46

See Accompanying Notes to Financial Statements.

  STATEMENTS OF OPERATIONS

For the Six Months Ended January 31, 2007 (Unaudited)

	CMG Enhanced S&P 500® Index Fund	CMG Large Cap Growth Fund	CMG Large Cap Value Fund	CMG Mid Cap Growth Fund	CMG Mid Cap Value Fund
NET INVESTMENT INCOME:
Income:
Dividends	$1,094,020	$175,326	$401,126	$133,073	$168,453
Interest	85,639	29,097	23,096	26,168	12,705
Securities lending	3,792	-	-	-	-
Foreign withholding tax	-	(141)	(1,156)	(82)	(246)
Total income	1,183,451	204,282	423,066	159,159	180,912
Expenses:
Investment advisory fee	144,826	95,671	93,098	92,262	61,736
Transfer agent fee	-	-	-	-	-
Trustees' fees	8,727	7,320	7,304	9,415	6,832
Custody fee	-	-	-	-	-
Audit fee	17,914	20,344	20,344	20,344	20,344
Registration fee	-	-	-	-	-
Chief compliance officer expenses	-	-	-	-	-
Other expenses	5,520	4,681	4,756	4,667	4,603
Total operating expenses	176,987	128,016	125,502	126,688	93,515
Interest expense	389	-	-	-	-
Total expenses	177,376	128,016	125,502	126,688	93,515
Expense reimbursement from Investment Advisor	(32,161)	(32,345)	(32,404)	(34,426)	(31,779)
Custody earnings credit	-	-	-	-	-
Net expenses	145,215	95,671	93,098	92,262	61,736
Net investment income (loss)	1,038,236	108,611	329,968	66,897	119,176
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FUTURES CONTRACTS, NET OF FOREIGN CAPITAL GAINS TAX:
Net realized gain (loss) on:
Investments	3,258,718	2,066,159	2,033,936	1,522,645	1,678,474
Foreign currency transactions	-	-	-	(678)	(9)
Foreign capital gains tax	-	-	-	-	-
Futures contracts	289,064	-	-	-	-
Net realized gain	3,547,782	2,066,159	2,033,936	1,521,967	1,678,465
Net change in unrealized appreciation (depreciation) on:
Investments	11,643,184	3,199,634	1,828,733	2,076,094	599,245
Foreign currency translations	-	-	-	-	-
Futures contracts	(3,130)	-	-	-	-
Net change in unrealized appreciation	11,640,054	3,199,634	1,828,733	2,076,094	599,245
Net gain	15,187,836	5,265,793	3,862,669	3,598,061	2,277,710
NET INCREASE IN NET ASSETS FROM OPERATIONS	$16,226,072	$5,374,404	$4,192,637	$3,664,958	$2,396,886

See Accompanying Notes to Financial Statements.

	CMG Small Cap Growth Fund	CMG Small Cap Value Fund	CMG Small/Mid Cap Fund	CMG International Stock Fund
NET INVESTMENT INCOME:
Income:
Dividends	$62,719	$238,767	$20,406	$945,727
Interest	50,926	3,340	12,181	2,145
Securities lending	-	-	-	-
Foreign withholding tax	-	-	(43)	(63,110)
Total income	113,645	242,107	32,544	884,762
Expenses:
Investment advisory fee	148,728	127,796	35,678	414,935
Transfer agent fee	29	-	-	-
Trustees' fees	5,213	11,019	5,718	7,722
Custody fee	10,239	-	-	-
Audit fee	19,281	20,344	18,324	20,391
Registration fee	9,224	-	-	-
Chief compliance officer expenses	2,229	-	-	-
Other expenses	14,042	4,679	4,382	7,233
Total operating expenses	208,985	163,838	64,102	450,281
Interest expense	160	2,396	-	7,356
Total expenses	209,145	166,234	64,102	457,637
Expense reimbursement from Investment Advisor	(50,056)	(36,042)	(28,425)	(35,347)
Custody earnings credit	(285)	-	-	-
Net expenses	158,804	130,192	35,677	422,290
Net investment income (loss)	(45,159)	111,915	(3,133)	462,472
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FUTURES CONTRACTS, NET OF FOREIGN CAPITAL GAINS TAX:
Net realized gain (loss) on:
Investments	2,644,058	3,334,690	499,617	6,753,496
Foreign currency transactions	(1,656)	-	(92)	304,449
Foreign capital gains tax	-	-	-	(1,063)
Futures contracts	-	-	-	-
Net realized gain	2,642,402	3,334,690	499,525	7,056,882
Net change in unrealized appreciation (depreciation) on:
Investments	2,757,084	769,947	817,383	7,856,942
Foreign currency translations	21	-	8	64,452
Futures contracts	-	-	-	-
Net change in unrealized appreciation	2,757,105	769,947	817,391	7,921,394
Net gain	5,399,507	4,104,637	1,316,916	14,978,276
NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,354,348	$4,216,552	$1,313,783	$15,440,748

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Enhanced S&P 500® Index Fund
	(Unaudited) Six Months Ended January 31, 2007	Year Ended July 31, 2006
Operations:
Net investment income	$1,038,236	$1,532,249
Net realized gain on investments and futures contracts	3,547,782	8,091,680
Net change in unrealized appreciation (depreciation) on investments and futures contracts	11,640,054	(3,021,580)
Net increase from operations	16,226,072	6,602,349
Distributions declared to shareholders:
From net investment income	(1,720,935)	(1,547,386)
From net realized gains	(7,095,404)	(4,395,562)
Total distributions declared to shareholders	(8,816,339)	(5,942,948)
Share transactions:
Subscriptions	19,667,610	25,772,014
Distributions reinvested	3,163,765	1,192,965
Redemptions	(6,005,179)	(18,284,280)
Net increase (decrease) in share transactions	16,826,196	8,680,699
Net increase in net assets	24,235,929	9,340,100
NET ASSETS:
Beginning of period	100,973,167	91,633,067
End of period	$125,209,096	$100,973,167
Undistributed net investment income, at end of period	$119,467	$802,166
Change in shares:
Subscriptions	1,390,735	1,932,072
Issued for distributions reinvested	221,397	90,582
Redemptions	(420,399)	(1,347,447)
Net increase	1,191,733	675,207

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Large Cap Growth Fund		CMG Large Cap Value Fund
	(Unaudited) Six Months Ended January 31, 2007	Year Ended July 31, 2006	(Unaudited) Six Months Ended January 31, 2007	Year Ended July 31, 2006
Operations:
Net investment income	$108,611	$236,616	$329,968	$664,005
Net realized gain on investments and foreign currency transactions	2,066,159	2,208,271	2,033,936	3,683,361
Net change in unrealized appreciation (depreciation) on investments	3,199,634	(1,726,056)	1,828,733	(884,539)
Net increase from operations	5,374,404	718,831	4,192,637	3,462,827
Distributions declared to shareholders:
From net investment income	(240,113)	(244,682)	(638,584)	(786,000)
From net realized gains	(2,140,830)	(2,107,614)	(2,775,915)	(4,217,978)
Total distributions declared to shareholders	(2,380,943)	(2,352,296)	(3,414,499)	(5,003,978)
Share transactions:
Subscriptions	6,184,024	607,996	3,785,066	2,117,201
Distributions reinvested	1,159,364	1,081,858	1,648,088	2,230,353
Redemptions	(2,529,395)	(4,602,728)	(3,905,245)	(4,257,442)
Net increase (decrease) in share transactions	4,813,993	(2,912,874)	1,527,909	90,112
Net increase (decrease) in net assets	7,807,454	(4,546,339)	2,306,047	(1,451,039)
NET ASSETS:
Beginning of period	35,765,182	40,311,521	37,280,186	38,731,225
End of period	$43,572,636	$35,765,182	$39,586,233	$37,280,186
Undistributed (overdistributed) net investment income, at end of period	$(2,646)	$128,856	$40,476	$349,092
Change in shares:
Subscriptions	519,256	51,129	313,158	186,275
Issued for distributions reinvested	97,754	94,075	137,340	197,376
Redemptions	(219,629)	(388,044)	(323,908)	(336,132)
Net increase (decrease)	397,381	(242,840)	126,590	47,519

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Mid Cap Growth Fund		CMG Mid Cap Value Fund
	(Unaudited) Six Months Ended January 31, 2007	Year Ended July 31, 2006	(Unaudited) Six Months Ended January 31, 2007	Year Ended July 31, 2006
Operations:
Net investment income	$66,897	$20,930	$119,176	$194,099
Net realized gain on investments and foreign currency transactions	1,521,967	2,629,036	1,678,465	2,848,500
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,076,094	(433,276)	599,245	(1,416,716)
Net increase from operations	3,664,958	2,216,690	2,396,886	1,625,883
Distributions declared to shareholders:
From net investment income	(93,030)	-	(196,538)	(193,534)
From net realized gains	(2,823,902)	(596,195)	(2,606,305)	(2,793,995)
Total distributions declared to shareholders	(2,916,932)	(596,195)	(2,802,843)	(2,987,529)
Share transactions:
Subscriptions	5,537,405	2,478,025	2,052,212	989,569
Distributions reinvested	1,214,957	256,151	1,292,451	1,221,997
Redemptions	(4,013,873)	(5,599,689)	(4,437,852)	(4,365,601)
Net increase (decrease) in share transactions	2,738,489	(2,865,513)	(1,093,189)	(2,154,035)
Net increase (decrease) in net assets	3,486,515	(1,245,018)	(1,499,146)	(3,515,681)
NET ASSETS:
Beginning of period	23,635,690	24,880,708	17,761,614	21,277,295
End of period	$27,122,205	$23,635,690	$16,262,468	$17,761,614
Undistributed (overdistributed) net investment income, at end of period	$(9,223)	$16,910	$4,836	$82,198
Change in shares:
Subscriptions	364,811	161,008	145,402	69,276
Issued for distributions reinvested	80,889	17,122	98,285	91,536
Redemptions	(258,027)	(358,183)	(308,197)	(295,964)
Net increase (decrease)	187,673	(180,053)	(64,510)	(135,152)

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Small Cap Growth Fund		CMG Small Cap Value Fund
	(Unaudited) Six Months Ended January 31, 2007	Year Ended July 31, 2006	(Unaudited) Six Months Ended January 31, 2007	Year Ended July 31, 2006
Operations:
Net investment income (loss)	$(45,159)	$(241,357)	$111,915	$214,137
Net realized gain on investments and foreign currency transactions	2,642,402	9,398,939	3,334,690	4,366,840
Net change in unrealized appreciation (depreciation) on investments	2,757,105	(11,061,310)	769,947	(1,837,919)
Net increase (decrease) from operations	5,354,348	(1,903,728)	4,216,552	2,743,058
Distributions declared to shareholders:
From net investment income	-	-	(208,296)	(279,581)
From net realized gains	(8,560,579)	(8,639,807)	(5,551,832)	(3,938,120)
Total distributions declared to shareholders	(8,560,579)	(8,639,807)	(5,760,128)	(4,217,701)
Share transactions:
Subscriptions	4,086,221	5,297,768	2,183,851	2,488,587
Proceeds received in connection with merger	-	40,504,741	-	-
Distributions reinvested	6,665,647	5,234,864	4,751,572	2,926,706
Redemptions	(8,103,801)	(30,627,476)	(8,614,924)	(7,490,753)
Net increase (decrease) in share transactions	2,648,067	20,409,897	(1,679,501)	(2,075,460)
Net increase (decrease) in net assets	(558,164)	9,866,362	(3,223,077)	(3,550,103)
NET ASSETS:
Beginning of period	40,183,192	30,316,830	33,439,174	36,989,277
End of period	$39,625,028	$40,183,192	$30,216,097	$33,439,174
Undistributed net investment income, at end of period	$-	$-	$7,779	$104,160
Accumulated net investment loss, at end of period	$(60,273)	$(15,114)	$-	$-
Change in shares:
Subscriptions	2,042,505	2,641,989	147,436	160,463
Issued in connection with merger	-	18,087,654	-	-
Issued for distributions reinvested	3,765,902	2,670,849	344,567	203,243
Redemptions	(3,834,000)	(8,212,815)	(526,785)	(481,975)
Net increase (decrease)	1,974,407	15,187,677	(34,782)	(118,269)

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Small/Mid Cap Fund		CMG International Stock Fund
	(Unaudited) Six Months Ended January 31, 2007	Year Ended July 31, 2006	(Unaudited) Six Months Ended January 31, 2007	Year Ended July 31, 2006
Operations:
Net investment income (loss)	$(3,133)	$(94,429)	$462,472	$2,145,229
Net realized gain on investments and foreign currency transactions, net of foreign capital gains tax	499,525	7,685,179	7,056,882	23,690,227
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	817,391	(4,880,243)	7,921,394	1,019,388
Net increase from operations	1,313,783	2,710,507	15,440,748	26,854,844
Distributions declared to shareholders:
From net investment income	-	-	(2,513,869)	(2,041,358)
From net realized gains	(6,782,938)	(1,443,974)	(20,428,853)	(14,728,492)
Total distributions declared to shareholders	(6,782,938)	(1,443,974)	(22,942,722)	(16,769,850)
Share transactions:
Subscriptions	10,000,000	-	12,578,886	7,527,480
Distributions reinvested	6,782,938	1,443,974	14,502,772	10,430,452
Redemptions	(9,827,294)	(32,692,430)	(14,550,384)	(58,449,515)
Net increase (decrease) in share transactions	6,955,644	(31,248,456)	12,531,274	(40,491,583)
Net increase (decrease) in net assets	1,486,489	(29,981,923)	5,029,300	(30,406,589)
NET ASSETS:
Beginning of period	8,772,956	38,754,879	105,737,639	136,144,228
End of period	$10,259,445	$8,772,956	$110,766,939	$105,737,639
Undistributed (overdistributed) net investment income, at end of period	$-	$-	$(600,733)	$1,450,664
Accumulated net investment loss, at end of period	$(7,871)	$(4,738)	$-	$-
Change in shares:
Subscriptions	2,398,082	-	879,689	534,955
Issued for distributions reinvested	1,559,556	132,353	1,105,394	788,394
Redemptions	(2,339,832)	(2,724,333)	(984,794)	(3,989,516)
Net increase (decrease)	1,617,806	(2,591,980)	1,000,289	(2,666,167)

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2007 (Unaudited)

Note 1.  Organization:

Columbia Funds Institutional Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

CMG Enhanced S&P 500® Index Fund
CMG Large Cap Growth Fund
CMG Large Cap Value Fund
CMG Mid Cap Growth Fund
CMG Mid Cap Value Fund
CMG Small Cap Growth Fund
CMG Small Cap Value Fund
CMG Small/Mid Cap Fund
CMG International Stock Fund

Shares of the Funds are available for purchase by institutional buyers and certain advisory clients of Columbia Management Advisors, LLC ("Columbia") or one of its affiliates. Each Fund's minimum initial investment requirement for investors purchasing shares directly is $3 million. Please see the Funds' prospectuses for further details.

Investment goals. CMG Enhanced S&P 500® Index Fund seeks to outperform the total return, over the long run, of the Standard & Poor's 500 Composite Stock Index (the "S&P 500®"). CMG Large Cap Growth Fund and CMG Large Cap Value Fund seek long-term growth by investing primarily in large capitalization equities. CMG Mid Cap Growth Fund and CMG Mid Cap Value Fund seek long-term growth by investing primarily in middle capitalization equities. CMG Small Cap Growth Fund seeks to provide investors with long-term capital appreciation. CMG Small Cap Value Fund seeks long-term growth by investing primarily in small capitalization equities. CMG Small/Mid Cap Fund seeks long-term capital appreciation by investing in small and middle capitalization equities. CMG International Stock Fund seeks long-term capital appreciation.

Fund shares. Each Fund may issue an unlimited number of shares of beneficial interest which are offered continuously at net asset value.

Note 2.  Significant accounting policies:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security valuation. Equity securities, exchange traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2007 (Unaudited)

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The CMG International Stock Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures contracts. Certain Funds may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time. Upon entering into a futures contract, a Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2007 (Unaudited)

Forward foreign currency exchange contracts. Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement dates of the contracts. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Forward currency contracts are valued daily at the current forward exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign currency transactions. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statements of Operations.

Income recognition. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings. Distributions received from REITs in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains, as applicable. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Federal income tax status. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2007 (Unaudited)

Distributions to shareholders. Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually.

Indemnification. In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal tax information:

The tax character of distributions paid during the year ended July 31, 2006 was as follows:

	July 31, 2006
	Ordinary Income*	Long-Term Capital Gains
CMG Enhanced S&P 500® Index Fund	$3,814,830	$2,128,118
CMG Large Cap Growth Fund	563,021	1,789,275
CMG Large Cap Value Fund	1,661,382	3,342,596
CMG Mid Cap Growth Fund	209,153	387,042
CMG Mid Cap Value Fund	1,001,723	1,985,806
CMG Small Cap Growth Fund	281,083	8,358,724
CMG Small Cap Value Fund	1,247,123	2,970,578
CMG Small/Mid Cap Fund	241,708	1,202,266
CMG International Stock Fund	2,772,501	13,997,349

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at January 31, 2007, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
CMG Enhanced S&P 500® Index Fund	$22,143,619	$(1,461,133)	$20,682,486
CMG Large Cap Growth Fund	5,517,162	(290,434)	5,226,728
CMG Large Cap Value Fund	6,489,483	(200,438)	6,289,045
CMG Mid Cap Growth Fund	6,097,649	(349,341)	5,748,308
CMG Mid Cap Value Fund	3,199,215	(51,370)	3,147,845
CMG Small Cap Growth Fund	7,030,277	(621,814)	6,408,463
CMG Small Cap Value Fund	10,405,678	(400,537)	10,005,141
CMG Small/Mid Cap Fund	2,304,198	(139,251)	2,164,947
CMG International Stock Fund	26,575,597	(640,817)	25,934,780

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2007 (Unaudited)

The following capital loss carryforwards, determined as of July 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2010	2011	Total
CMG International Stock Fund	$1,072,288	$420,427	$1,492,715

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Funds' financial statements.

Note 4.  Fees and compensation paid to affiliates:

Investment advisory fee. Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. With the exception of CMG Small Cap Growth Fund, each Fund's investment advisory fee is a unified fee. Columbia, out of the unified fee it receives from the Funds, pays all accounting fees, legal fees, transfer agent fees, custody fees, expenses of the Chief Compliance Officer, fees for Sarbanes-Oxley compliance, the commitment fee for the line of credit and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, Trustees' fees, Trustee legal counsel fees, audit fees, interest expense associated with any borrowings by the Funds or extraordinary expenses, if any. The unified fees are paid monthly to Columbia based on each Fund's average daily net assets at the following annual rates:

CMG Enhanced S&P 500® Index Fund	0.25%
CMG Large Cap Growth Fund	0.50%
CMG Large Cap Value Fund	0.50%
CMG Mid Cap Growth Fund	0.70%
CMG Mid Cap Value Fund	0.70%
CMG Small Cap Value Fund	0.80%
CMG Small/Mid Cap Fund	0.75%
CMG International Stock Fund	0.75%

Columbia receives a monthly investment advisory fee from CMG Small Cap Growth Fund at the annual rate of 0.75% of the Fund's average daily net assets.

Pricing & bookkeeping fees. Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to each Fund. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to each Fund.

Effective December 15, 2006, the Funds entered into the Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and compliance with the Sarbanes-Oxley Act of 2002 and provides oversight of the accounting and financial reporting services provided by State Street.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2007 (Unaudited)

The fees for each Fund, with the exception of CMG Small Cap Growth Fund, are payable by Columbia. CMG Small Cap Growth Fund is not charged a fee for financial reporting services, accounting services and pricing and bookkeeping services.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement were paid to State Street. The pricing and bookkeeping fees for each Fund, with the exception of CMG Small Cap Growth Fund, were payable by Columbia. CMG Small Cap Growth Fund was not charged a fee for pricing and bookkeeping services.

Transfer agent fee. Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The transfer agent fees for each Fund, with the exception of CMG Small Cap Growth Fund, are payable by Columbia.

The Transfer Agent is entitled to receive a fee from CMG Small Cap Growth Fund, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts subject to certain limitations and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

For the six months ended January 31, 2007, the annualized effective transfer agent fee rate for CMG Small Cap Growth Fund, inclusive of out-of-pocket expenses was less than 0.01% of the Fund's average daily net assets.

Fee waivers. Columbia has contractually agreed to reimburse each Fund, with the exception of CMG Small Cap Growth Fund, through March 1, 2009 for certain expenses so that the expenses incurred by the Funds, including the investment advisory fees, will not exceed the following annual rates (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) based on each Fund's average daily net assets:

CMG Enhanced S&P 500® Index Fund	0.25%
CMG Large Cap Growth Fund	0.50%
CMG Large Cap Value Fund	0.50%
CMG Mid Cap Growth Fund	0.70%
CMG Mid Cap Value Fund	0.70%
CMG Small Cap Value Fund	0.80%
CMG Small/Mid Cap Fund	0.75%
CMG International Stock Fund	0.75%

Columbia and its affiliates have contractually agreed to waive fees and reimburse the CMG Small Cap Growth Fund until November 30, 2009, for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80% annually of the Fund's average daily net assets. There is no guarantee that this arrangement will continue after November 30, 2009.

Custody credits. CMG Small Cap Growth Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees paid to officers and trustees. All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The expenses of the Chief Compliance Officer for each Fund with the exception of CMG Small Cap Growth Fund are payable by

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2007 (Unaudited)

Columbia. CMG Small Cap Growth Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. CMG Small Cap Growth Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Other. Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. The fees for such services for each Fund with the exception of CMG Small Cap Growth Fund are payable by Columbia. For the six months ended January 31, 2007, CMG Small Cap Growth Fund paid $1,465 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5.  Portfolio information:

For the six months ended January 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	Purchases	Sales
CMG Enhanced S&P 500® Index Fund	$39,912,696	$31,176,454
CMG Large Cap Growth Fund	41,657,245	39,208,682
CMG Large Cap Value Fund	15,491,698	16,493,825
CMG Mid Cap Growth Fund	19,411,547	18,181,557
CMG Mid Cap Value Fund	5,557,900	9,447,170
CMG Small Cap Growth Fund	26,661,810	32,719,831
CMG Small Cap Value Fund	5,434,276	12,940,881
CMG Small/Mid Cap Fund	5,218,023	4,918,897
CMG International Stock Fund	46,851,733	55,930,884

Note 6.  Line of credit:

The Trust and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in the unified fee, with the exception of CMG Small Cap Growth Fund.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2007 (Unaudited)

For the six months ended January 31, 2007, the average daily loan balance outstanding on days where borrowings existed and the weighted average interest rates for the Funds that participated in these arrangements are as follows:

	Average Borrowings	Weighted Average Interest Rates
CMG Enhanced S&P 500® Index Fund	$4,000,000	3.50%
CMG Small Cap Growth Fund	1,000,000	5.75%
CMG Small Cap Value Fund	5,000,000	5.75%
CMG International Stock Fund	4,600,000	5.19%

Note 7.  Securities lending:

CMG Enhanced S&P 500® Index Fund, CMG Large Cap Growth Fund and CMG Large Cap Value Fund commenced a securities lending program in August 2006 and may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of the collateral. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

Note 8.  Shares of beneficial interest:

As of January 31, 2007, the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
CMG Enhanced S&P 500® Index Fund	100.0%
CMG Large Cap Growth Fund	100.0%
CMG Large Cap Value Fund	100.0%
CMG Mid Cap Growth Fund	100.0%
CMG Mid Cap Value Fund	100.0%
CMG Small Cap Growth Fund	100.0%
CMG Small Cap Value Fund	97.4%
CMG International Stock Fund	100.0%

In addition, as of January 31, 2007, CMG Small/Mid Cap Fund had one shareholder that held 100.0% of the shares outstanding. Subscription and redemption activity of this shareholder may have a material effect on the Fund.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2007 (Unaudited)

Note 9.  Disclosure of significant risks and contingencies:

Foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Sector Focus. At times, the Funds may have a large portion of their assets invested in a particular group of related industries (sector). During such times, the Funds will have greater exposure to economic and market events affecting such sector than if it were more broadly diversified across sectors.

Legal proceedings. On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2007 (Unaudited)

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court, where the parties will seek court approval of the settlement. The terms of the proposed settlement, if approved, will require payments by the funds' adviser and/or its affiliates, including payment of plaintiffs' attorneys' fees and notice to class members. In the event that the settlement is not approved, the plaintiffs may elect to go forward with their appeal and no opinion is expressed regarding the likely outcome or financial impact of such an appeal on any fund.

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2007 (Unaudited)

Note 10.  Business combinations and mergers:

Effective March 27, 2006, CMG Small Cap Growth Fund, a series of Columbia Funds Institutional Trust, merged into CMG Small Cap Fund. CMG Small Cap Fund was then renamed CMG Small Cap Growth Fund. CMG Small Cap Fund received a tax-free transfer of assets from CMG Small Cap Growth Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
18,087,654	$40,504,741	$8,060,601
Net Assets of CMG Small Cap Fund Prior to Combination	Net Assets of CMG Small Cap Growth Fund Immediately Prior to Combination	Net Assets of CMG Small Cap Fund Immediately After Combination
$6,118,119	$40,504,741	$46,622,860

1Unrealized appreciation is included in the Net Assets Received.

BOARD CONSIDERATION AND APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

BOARD CONSIDERATION AND APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (continued)

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that then fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering, the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds. The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

BOARD CONSIDERATION AND APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (continued)

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

SUMMARY OF MANAGEMENT FEE EVALUATION BY
INDEPENDENT FEE CONSULTANT

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

SUMMARY OF MANAGEMENT FEE EVALUATION BY
INDEPENDENT FEE CONSULTANT (continued)

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one year performance into a fund-by-fund screen.

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

SUMMARY OF MANAGEMENT FEE EVALUATION BY
INDEPENDENT FEE CONSULTANT (continued)

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the

SUMMARY OF MANAGEMENT FEE EVALUATION BY
INDEPENDENT FEE CONSULTANT (continued)

performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

SUMMARY OF MANAGEMENT FEE EVALUATION BY
INDEPENDENT FEE CONSULTANT (continued)

IV. Recommendations

A. Performance

1.  Trustees may wish to consider incorporating risk adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

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COLUMBIA FUNDS INSTITUTIONAL TRUST

ONE FINANCIAL CENTER BOSTON, MA 02111-2621

- INVESTMENT ADVISOR -

COLUMBIA MANAGEMENT ADVISORS, LLC
100 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110-2624

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ROPES & GRAY LLP
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COLUMBIA MANAGEMENT SERVICES, INC.
P.O. BOX 8081
BOSTON, MASSACHUSETTS 02266-8081

SHC-44/116493-0107 (03/07) 07/36502

A description of the funds' proxy voting policies and procedures is available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

The funds are offered by prospectus through Columbia Management Distributors, Inc. Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact your Columbia Management representative or visit www.columbiamanagement.com for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Fund distributed by Columbia Management Distributors, Inc.

©2007 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621

CMG STRATEGIC EQUITY FUND
A PORTFOLIO OF COLUMBIA FUNDS INSTITUTIONAL TRUST

Semiannual Report
January 31, 2007

Not FDIC
Insured

May Lose Value

No Bank Guarantee

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment advisor and indirect, wholly owned subsidiary of Bank of America Corporation and is part of Columbia Management.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The fund is distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

The views expressed in the fund profile reflect the current views of the portfolio managers of the fund included in this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the portfolio managers disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
FUND PROFILE

Summary

•  For the six-month period ended January 31, 2007, CMG Strategic Equity Fund returned 12.41%. During the period the fund's benchmark, the S&P 500 Index1, returned 13.75%. The average return of its peer group, the Morningstar Large Blend Category, was 13.19%.2 The fund derived solid results from its consumer holdings. However, its relative performance was hurt at the margin by substandard results from the information technology, health care and energy sectors.

•  The fund's positions in consumer stocks helped keep the fund's returns competitive with its benchmark and peer group. Within the consumer discretionary category, the fund enjoyed above-average returns from Bebe Stores, Inc., Yum! Brands, Inc. and Mexican housing company Desarrolladora Homex SA de CV (0.4%, 0.5% and 0.2% of net assets, respectively). Within consumer staples, the fund benefited from its holdings in Avon Products, Inc. (0.6% of net assets), Wal-Mart Stores and ConAgra Foods, Inc. Both Wal-Mart Stores and ConAgra Foods, Inc. were sold during the period.

•  Most of the fund's modest performance shortfall versus its benchmark and peer group can be accounted for by stock selection within the information technology and health care sectors. The fund experienced disappointing results from companies such as Samsung Electronics Co. Ltd., Red Hat, Inc., Silicon Laboratories, Inc., and CSR PLC, none of which is included in the benchmark index. Within health care, Hospira, Inc., Omnicare and Astrazeneca experienced double-digit losses during a period when health care as a whole rose almost 10 percent. The fund took action to stem its losses—of the seven companies listed above, only Samsung Electronics Co. Ltd. and Hospira, Inc. remain in the portfolio (0.3% and 0.4% of net assets, respectively).

•  The energy sector also hampered the fund's return. Although energy stocks have been market leaders over the past two years, they lagged during this particular six-month period, which virtually coincided with the decline of oil prices from the highs of summer 2006.

•  Looking ahead, we plan to focus our attention on companies that can deliver stable growth without undue dependence on a maturing economic cycle. We will also continue to search for compelling growth opportunities overseas.

1 The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

We appreciate your continued confidence in CMG Strategic Equity Fund.

Portfolio Management

Emil A. Gjester has managed or co-managed the fund since January 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.

Jonas Patrikson has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2004.

Michael T. Welter has co-managed the fund since July 2006 and has been with the advisor since July 2006.

Dara White has co-managed the fund since February 2006 and has been with the advisor since January 2006.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2007 were:

(%)
Exxon Mobil Corp.	2.7
Citigroup, Inc.	2.6
General Electric Co.	2.6
JPMorgan Chase & Co.	2.0
Microsoft Corp.	1.9
Johnson & Johnson	1.9
Cisco Systems, Inc.	1.6
Wachovia Corp.	1.6
Procter and Gamble Co.	1.4
Google, Inc.	1.4

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

2

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The table and chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return as of January 31, 2007 (%)

Inception	6-month (cumulative)	1-year	5-year	Life
CMG Strategic Equity Fund 10/09/01	12.41	11.74	12.07	13.94
S&P 500 Index	13.75	14.51	6.82	7.85

Average annual total return as of December 31, 2006 (%)

Inception	6-month (cumulative)	1-year	5-year	Life
CMG Strategic Equity Fund 10/09/01	10.98	14.14	11.54	13.80
S&P 500 Index	12.74	15.80	6.19	7.67

Index performance is from October 9, 2001.

Growth of a $5,000,000 investment, October 9, 2001 to January 31, 2007

The chart above shows the growth in value of a hypothetical minimum initial $5,000,000 investment in the fund compared to the index during the period.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

3

UNDERSTANDING YOUR EXPENSES – CMG Strategic Equity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

August 1, 2006 — January 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,124.11	1,023.19	2.14	2.04	0.40

Expenses paid during the period are equal to the annualized expense ratio of 0.40%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

4

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	(Unaudited) Six Months Ended January 31,		Year Ended July 31,					Period Ended July 31,		Year Ended October 31,	Period Ended October 31,
	2007		2006		2005		2004	2003 (a)		2002	2001 (b)
Net asset value, beginning of period	$3.13		$15.22		$13.80		$12.06	$10.14		$10.10	$10.00
Income from investment operations:
Net investment income	0.02	(c)	0.14	(c)	0.19	(c)(d)	0.12 (c)	0.10	(c)	0.11 (c)	-	(e)
Net realized and unrealized gain (loss) on investments and foreign currency	0.36		0.82		2.09		1.87	1.88		(0.05)	0.10
Total from investment operations	0.38		0.96		2.28		1.99	1.98		0.06	0.10
Less distributions declared to shareholders:
From net investment income	(0.03)		(0.57)		(0.14)		(0.09)	(0.06)		(0.02)	-
From net realized gains	(0.59)		(12.48	)(f)	(0.72)		(0.16)	-		-	-
Total distributions declared to shareholders	(0.62)		(13.05)		(0.86)		(0.25)	(0.06)		(0.02)	-
Capital contributions	-	(e)	-		-		-	-		-	-
Net asset value, end of period	$2.89		$3.13		$15.22		$13.80	$12.06		$10.14	$10.10
Total return (g)(h)	12.41	%(j)	7.58	%(i)	16.77%		16.58%	19.66	%(j)	0.53%	1.00	%(j)
Ratios/Supplemental data:
Net assets, end of period (000's)	$80,225		$120,541		$755,860		$618,714	$370,620		$188,179	$36,942
Ratio of net expenses to average net assets (k)	0.40	%(l)	0.40%		0.40%		0.40%	0.40	%(l)	0.40%	0.40	%(l)
Ratio of interest expense to average net assets	-	(1) (m)	-		-		-	-		-	-
Ratio of net investment income to average net assets (k)	1.28	%(l)	1.09%		1.31%		0.88%	1.22	%(l)	1.01%	0.04	%(l)
Waiver/reimbursement	0.21	%(l)	0.07%		0.03%		0.05%	0.05	%(l)	0.07%	0.80	%(l)
Portfolio turnover rate	64	%(j)	47%		64%		81%	78	%(j)	172%	14	%(j)

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  The Fund commenced investment operations on October 9, 2001. Per share data, total return and portfolio turnover rate reflect activity from that date.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Capital gain distributions were declared after significant shareholder redemptions reduced the size of the Fund.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(j)  Not annualized.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

5

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

January 31, 2007 (Unaudited)

	Shares	Value
Common Stocks (98.9%)
Consumer Discretionary (10.8%)
Hotels, Restaurants & Leisure (0.9%)
Starbucks Corp. (a)	11,070	$386,786
Yum! Brands, Inc.	6,220	373,262
		760,048
Household Durables (0.7%)
Centex Corp.	2,980	159,996
Cyrela Brazil Realty SA	25,800	238,681
Desarrolladora Homex SA de CV, ADR (a)	2,650	157,569
		556,246
Internet & Catalog Retail (0.4%)
Expedia, Inc. (a)	14,170	303,947
Media (3.3%)
Comcast Corp., Class A (a)	18,010	782,714
Liberty Global, Inc., Class A (a)	6,840	205,610
NET Servicos de Comunicacao SA, ADR (a)	32,000	388,480
News Corp., Class A	17,828	414,501
Reed Elsevier PLC, ADR	3,340	153,106
Time Warner, Inc.	34,294	750,010
		2,694,421
Multiline Retail (2.3%)
Federated Department Stores, Inc.	19,036	789,804
Kohl's Corp. (a)	6,290	446,024
Target Corp.	9,460	580,465
		1,816,293
Specialty Retail (1.9%)
Bebe Stores, Inc.	15,050	278,726
Bed Bath & Beyond, Inc. (a)	10,710	451,855
Best Buy Co., Inc.	8,040	405,216
Lowe's Companies, Inc.	10,790	363,731
		1,499,528
Textiles, Apparel & Luxury Goods (1.3%)
LVMH Moet Hennessy Louis Vuitton SA	3,420	360,668
NIKE, Inc., Class B	6,950	686,729
		1,047,397
		8,677,880

See Accompanying Notes to Financial Statements.

6

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Staples (8.9%)
Beverages (2.5%)
C&C Group PLC	8,100	$119,295
Coca-Cola Co.	18,880	903,974
Fomento Economico Mexicano SA de CV, ADR	3,370	404,636
PepsiCo, Inc.	9,190	599,556
		2,027,461
Food & Staples Retailing (0.6%)
Kroger Co.	13,140	336,384
Walgreen Co.	3,480	157,644
		494,028
Food Products (3.2%)
Archer-Daniels-Midland Co.	6,230	199,360
General Mills, Inc.	5,510	315,392
Hershey Co.	16,480	841,139
Nestle SA, Registered Shares	1,900	697,100
Wm. Wrigley Jr. Co.	10,205	525,762
		2,578,753
Household Products (2.0%)
Colgate-Palmolive Co.	6,550	447,365
Procter & Gamble Co.	17,120	1,110,574
		1,557,939
Personal Products (0.6%)
Avon Products, Inc.	13,140	451,885
		7,110,066
Energy (9.7%)
Energy Equipment & Services (3.0%)
Cameron International Corp. (a)	3,910	205,275
Core Laboratories NV (a)	1,910	157,384
Dresser-Rand Group, Inc. (a)	8,270	214,689
Halliburton Co.	9,890	292,151
Nabors Industries Ltd. (a)	3,750	113,550
National-Oilwell Varco, Inc. (a)	2,570	155,845
Noble Corp.	4,590	344,020
Schlumberger Ltd.	6,060	384,749
TGS Nopec Geophysical Co., ASA (a)	12,830	262,395
Transocean, Inc. (a)	4,150	321,086
		2,451,144

See Accompanying Notes to Financial Statements.

7

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (6.7%)
Cameco Corp.	4,000	$152,520
Chesapeake Energy Corp.	10,830	320,676
Chevron Corp.	4,890	356,383
ConocoPhillips	8,840	587,065
Exxon Mobil Corp.	29,320	2,172,612
Hess Corp.	7,140	385,489
Newfield Exploration Co. (a)	3,420	146,410
Peabody Energy Corp.	4,290	175,161
Petroplus Holdings AG (a)	3,039	194,267
Southwestern Energy Co. (a)	6,380	245,375
USEC, Inc. (a)	11,980	162,449
Valero Energy Corp.	8,630	468,436
		5,366,843
		7,817,987
Financials (21.5%)
Capital Markets (3.6%)
Bank of New York Co., Inc.	14,940	597,749
Lazard Ltd., Class A	7,400	375,624
Legg Mason, Inc.	3,960	415,206
Merrill Lynch & Co., Inc.	9,580	896,305
Nomura Holdings, Inc., ADR	14,320	291,985
Waddell & Reed Financial, Inc., Class A	11,280	289,558
		2,866,427
Commercial Banks (4.4%)
Allied Irish Banks PLC, ADR	5,130	297,899
Banco Bradesco SA, ADR	5,670	230,429
HSBC Holdings PLC, ADR	2,600	238,758
ICICI Bank Ltd., ADR	3,600	158,940
Raiffeisen International Bank Holding AG	570	87,317
SunTrust Banks, Inc.	5,450	452,895
U.S. Bancorp	23,200	825,920
Wachovia Corp.	22,210	1,254,865
		3,547,023
Diversified Financial Services (5.3%)
CIT Group, Inc.	10,320	608,467
Citigroup, Inc.	38,503	2,122,670
JPMorgan Chase & Co.	30,876	1,572,515
		4,303,652
Insurance (5.9%)
ACE Ltd.	9,120	526,954
American International Group, Inc.	8,934	611,532
Aon Corp.	11,130	399,122

See Accompanying Notes to Financial Statements.

8

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Insurance (continued)
Axis Capital Holdings Ltd.	14,970	$493,261
Berkshire Hathaway, Inc., Class B (a)	180	660,123
Hartford Financial Services Group, Inc.	6,500	616,915
National Financial Partners Corp.	5,080	249,428
Platinum Underwriters Holdings Ltd.	12,910	385,364
Prudential Financial, Inc.	9,030	804,844
		4,747,543
Real Estate Investment Trusts (REITs) (0.8%)
CapitalSource, Inc.	15,730	437,137
Digital Realty Trust, Inc.	5,520	198,389
		635,526
Thrifts & Mortgage Finance (1.5%)
Freddie Mac	5,230	339,584
Washington Mutual, Inc.	19,070	850,331
		1,189,915
		17,290,086
Health Care (14.5%)
Biotechnology (2.6%)
Amgen, Inc. (a)	7,230	508,775
Applera Corp. - Celera Group (a)	8,730	138,458
Genentech, Inc. (a)	4,110	359,091
Genzyme Corp. (a)	3,900	256,347
Gilead Sciences, Inc. (a)	5,210	335,107
Grifols SA (a)	16,630	254,678
Keryx Biopharmaceuticals, Inc. (a)	5,360	61,158
Onyx Pharmaceuticals, Inc. (a)	6,510	77,143
Vertex Pharmaceuticals, Inc. (a)	2,730	96,505
		2,087,262
Health Care Equipment & Supplies (3.8%)
Align Technology, Inc. (a)	13,450	222,597
Baxter International, Inc.	10,050	499,083
BioLase Technology, Inc. (a)	10,540	90,644
Conceptus, Inc. (a)	7,540	174,853
Hospira, Inc. (a)	8,320	306,010
Medtronic, Inc.	4,870	260,301
Mindray Medical International Ltd., ADR (a)	6,185	150,296
Sirona Dental Systems, Inc. (a)	2,960	126,747
St. Jude Medical, Inc. (a)	3,020	129,135
Thoratec Corp. (a)	9,680	174,337
Varian Medical Systems, Inc. (a)	8,100	373,653

See Accompanying Notes to Financial Statements.

9

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Volcano Corp. (a)	7,180	$138,861
Zimmer Holdings, Inc. (a)	5,040	424,469
		3,070,986
Health Care Providers & Services (1.4%)
Animal Health International, Inc. (a)	7,003	87,187
McKesson Corp.	5,880	327,810
Medco Health Solutions, Inc. (a)	4,700	278,287
Sierra Health Services, Inc. (a)	7,800	313,560
VCA Antech, Inc. (a)	3,710	124,730
		1,131,574
Health Care Technology (0.2%)
IMS Health, Inc.	5,930	171,140
Life Sciences Tools & Services (1.5%)
Applera Corp. - Applied Biosystems Group	5,660	196,742
Qiagen N.V. (a)	15,060	260,086
Thermo Fisher Scientific, Inc. (a)	11,340	542,619
Waters Corp. (a)	2,910	164,968
		1,164,415
Pharmaceuticals (5.0%)
Abbott Laboratories	11,820	626,460
Johnson & Johnson	22,580	1,508,344
Novartis AG, ADR	13,900	801,891
Novo-Nordisk A/S, Class B	2,860	246,177
Pfizer, Inc.	30,130	790,611
		3,973,483
		11,598,860
Industrials (9.7%)
Aerospace & Defense (1.3%)
Goodrich Corp.	9,570	469,121
United Technologies Corp.	7,990	543,480
		1,012,601
Air Freight & Logistics (0.8%)
United Parcel Service, Inc., Class B	8,730	631,004

See Accompanying Notes to Financial Statements.

10

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Airlines (0.9%)
Gol Linhas Aereas Inteligentes SA, ADR	13,500	$406,485
UAL Corp. (a)	7,720	333,504
		739,989
Building Products (0.4%)
Assa Abloy AB, Class B	15,940	350,018
Commercial Services & Supplies (0.6%)
Monster Worldwide, Inc. (a)	9,580	473,348
Industrial Conglomerates (4.2%)
3M Co.	12,470	926,521
General Electric Co.	57,640	2,077,922
Siemens AG, ADR	3,000	332,190
		3,336,633
Machinery (1.5%)
Caterpillar, Inc.	1,880	120,452
Flowserve Corp. (a)	2,260	119,938
Gardner Denver, Inc. (a)	4,390	169,234
Illinois Tool Works, Inc.	7,430	378,856
Joy Global, Inc.	7,740	359,678
Mueller Water Products, Inc., Class B	5,800	78,764
		1,226,922
		7,770,515
Information Technology (14.9%)
Communications Equipment (3.8%)
Cisco Systems, Inc. (a)	47,590	1,265,418
Corning, Inc. (a)	18,210	379,496
Nokia Oyj, ADR	39,010	862,121
QUALCOMM, Inc.	13,410	505,021
		3,012,056
Computers & Peripherals (3.3%)
Apple, Inc. (a)	3,830	328,346
Dell, Inc. (a)	23,340	565,995
Hewlett-Packard Co.	20,190	873,823
International Business Machines Corp.	8,760	868,554
		2,636,718

See Accompanying Notes to Financial Statements.

11

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Electronic Equipment & Instruments (0.4%)
AU Optronics Corp., ADR	11,910	$159,951
LG.Philips LCD Co., Ltd., ADR (a)	10,760	150,748
		310,699
Internet Software & Services (1.5%)
Equinix, Inc. (a)	1,070	89,955
Google, Inc., Class A (a)	2,200	1,102,860
		1,192,815
IT Services (1.5%)
Computer Sciences Corp. (a)	7,300	382,958
First Data Corp.	17,020	423,117
Global Payments, Inc.	5,670	214,099
Western Union Co.	8,410	187,880
		1,208,054
Semiconductors & Semiconductor Equipment (1.9%)
ASML Holding N.V., N.Y. Registered Shares (a)	4,550	116,116
Intel Corp.	31,090	651,646
Intersil Corp., Class A	8,150	192,014
Lam Research Corp. (a)	3,280	150,257
Mattson Technology, Inc. (a)	12,770	111,227
Samsung Electronics Co. Ltd., GDR (b)	760	230,090
Volterra Semiconductor Corp. (a)	8,140	107,285
		1,558,635
Software (2.5%)
Microsoft Corp.	49,940	1,541,149
Oracle Corp. (a)	28,040	481,166
		2,022,315
		11,941,292
Materials (2.9%)
Chemicals (0.7%)
Lyondell Chemical Co.	16,170	511,295
Metals & Mining (2.2%)
Arcelor Mittal, Class A	7,830	372,473
Companhia Vale do Rio Doce, ADR	12,760	432,947
Freeport-McMoRan Copper & Gold, Inc., Class B	9,700	557,847
Newmont Mining Corp.	9,550	430,705
		1,793,972
		2,305,267

See Accompanying Notes to Financial Statements.

12

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Telecommunication Services (3.0%)
Diversified Telecommunication Services (2.2%)
AT&T, Inc.	25,194	$948,050
Chunghwa Telecom Co., Ltd., ADR	9,614	199,106
Tele2 AB, Class B	21,880	325,955
Telekomunikasi Indonesia, ADR	7,850	329,386
		1,802,497
Wireless Telecommunication Services (0.8%)
American Tower Corp., Class A (a)	7,790	310,276
Philippine Long Distance Telephone Co., ADR	3,060	161,017
Syniverse Holdings, Inc. (a)	11,680	171,462
		642,755
		2,445,252
Utilities (3.0%)
Electric Utilities (1.9%)
Edison International	6,300	283,374
Entergy Corp.	4,010	372,328
FPL Group, Inc.	9,420	533,643
PPL Corp.	8,110	288,716
		1,478,061
Multi-Utilities (1.1%)
PG&E Corp.	9,260	432,257
Public Service Enterprise Group, Inc.	7,130	477,924
		910,181
		2,388,242
Total Common Stocks (Cost of $64,165,586)		79,345,447

See Accompanying Notes to Financial Statements.

13

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (0.8%)
Repurchase agreement with Fixed Income Clearing Corp., dated 01/31/07, due 02/01/07 at 5.160%, collateralized by a U.S. Treasury Bond maturing 08/15/11, market value of $638,600 (repurchase proceeds $625,090).	$625,000	$625,000
Total Short-Term Obligation (Cost of $625,000)		625,000
Total Investments (99.7%) (Cost of $64,790,586) (c)		79,970,447
Other Assets & Liabilities, Net (0.3%)		254,810
Net Assets (100.0%)		$80,225,257
Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2007, the value of this security, which is not illiquid, represents 0.3% of net assets.

(c)  Cost for federal income tax purposes is $64,790,586.

At January 31, 2007, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	21.5%
Information Technology	14.9
Health Care	14.5
Consumer Discretionary	10.8
Energy	9.7
Industrials	9.7
Consumer Staples	8.9
Telecommunication Services	3.0
Utilities	3.0
Materials	2.9
98.9
Short-Term Obligation	0.8
Other Assets & Liabilities, Net	0.3
100.0%

Acronym	Name
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

14

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
STATEMENT OF ASSETS AND LIABILITIES

January 31, 2007 (Unaudited)

ASSETS:
Investments, at identified cost	$64,790,586
Investments, at value	$79,970,447
Cash	880
Receivable for:
Investments sold	1,590,788
Fund shares sold	1,629
Interest	89
Dividends	55,903
Foreign tax reclaims	5,942
Expense reimbursement due from Investment Advisor	17,555
Deferred Trustees' compensation plan	13,817
Total Assets	81,657,050
LIABILITIES:
Payable for:
Investments purchased	1,259,730
Fund shares repurchased	75,232
Investment advisory fee	27,488
Transfer agent fee	46
Trustees' fees	6,929
Audit fee	19,443
Custody fee	825
Legal fee	12,495
Chief compliance officer expenses	1,515
Deferred Trustees' compensation plan	13,817
Other liabilities	14,273
Total Liabilities	1,431,793
NET ASSETS	$80,225,257
NET ASSETS consist of:
Paid-in capital	$56,653,884
Undistributed net investment income	16,880
Accumulated net realized gain	8,374,398
Net unrealized appreciation on:
Investments	15,179,861
Foreign currency translations	234
NET ASSETS	$80,225,257
Shares of capital stock outstanding	27,786,372
Net asset value, offering and redemption price per share	$2.89

See Accompanying Notes to Financial Statements.

15

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
STATEMENT OF OPERATIONS

For the Six Months Ended January 31, 2007 (Unaudited)
NET INVESTMENT INCOME:
Income:
Dividends	$744,524
Interest	109,929
Foreign withholding tax	(10,426)
Total Investment Income	844,027
Expenses:
Investment advisory fee	201,173
Transfer agent fee	121
Trustees' fees	14,932
Custody fee	12,320
Audit fee	19,686
Chief compliance officer expenses	2,518
Other expenses	57,525
Total Operating Expenses	308,275
Interest expense	1,453
Total Expenses	309,728
Fees and expenses waived or reimbursed by Investment Advisor	(106,880)
Custody earnings credit	(222)
Net Expenses	202,626
Net Investment Income	641,401
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	18,721,873
Foreign currency transactions	(17,618)
Net realized gain	18,704,255
Net change in unrealized depreciation on:
Investments	(7,626,080)
Foreign currency translations	(172)
Net change in unrealized depreciation	(7,626,252)
Net Gain	11,078,003
NET INCREASE IN NET ASSSETS FROM OPERATIONS	$11,719,404

See Accompanying Notes to Financial Statements.

16

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
STATEMENT OF CHANGES IN NET ASSETS

	(Unaudited) Six Months Ended January 31,	Year Ended July 31,
Increase (Decrease) in Net Assets:	2007	2006
Operations:
Net investment income	$641,401	$3,502,391
Net realized gain on investments and foreign currency transactions	18,704,255	139,034,783
Net change in unrealized depreciation on investments and foreign currency translations	(7,626,252)	(122,205,133)
Net increase from operations	11,719,404	20,332,041
Distributions declared to shareholders:
From net investment income	(611,244)	(8,532,614)
From net realized gains	(14,482,350)	(165,009,285)
Total distributions declared to shareholders	(15,093,594)	(173,541,899)
Share Transactions:
Subscriptions	1,631,070	51,206,578
Distributions reinvested	14,633,613	158,121,863
Redemptions	(53,208,497)	(691,437,711)
Net decrease from share transactions	(36,943,814)	(482,109,270)
Capital contributions	2,641	-
Net decrease in net assets	(40,315,363)	(635,319,128)
NET ASSETS:
Beginning of period	120,540,620	755,859,748
End of period	$80,225,257	$120,540,620
Undistributed (overdistributed) net investment income	$16,880	$(13,277)
Changes in Shares:
Subscriptions	509,279	5,650,804
Issued for distributions reinvested	5,134,601	36,117,727
Redemptions	(16,339,098)	(52,950,990)
Net decrease	(10,695,218)	(11,182,459)

See Accompanying Notes to Financial Statements.

17

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2007 (Unaudited)

Note 1.  Organization

CMG Strategic Equity Fund (the "Fund"), a series of Columbia Funds Institutional Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares in the Fund are available for purchase by institutional buyers and certain individual and institutional advisory clients of Columbia Management Advisors, LLC ("Columbia") or one of its affiliates. The Fund's minimum initial investment requirement for investors is $5 million. Please see the Fund's prospectus for further details.

Investment goal. The Fund seeks long-term growth of capital and total returns greater than those of the market over time.

Fund shares. The Fund may issue an unlimited number of shares of beneficial interest which are offered continuously at net asset value.

Note 2.  Significant accounting policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation. Equity securities, exchange traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

18

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2007 (Unaudited)

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase agreements. The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income recognition. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Foreign currency transactions. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the statement of operations.

Federal income tax status. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to shareholders. Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

19

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2007 (Unaudited)

Indemnification. In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal tax information

The tax character of distributions paid during the year ended July 31, 2006 was as follows:

July 31, 2006
Distributions paid from:
Ordinary Income*	$32,828,472
Long-Term Capital Gains	140,713,427

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at January 31, 2007, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$15,714,399
Unrealized depreciation	(534,538)
Net unrealized appreciation	$15,179,861

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee. Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee at the annual rate of 0.40% of the Fund's average daily net assets.

In addition to the annual Fund operating expenses, each shareholder may enter into a written administrative services agreement with Columbia or its affiliate. Pursuant to this Agreement, Columbia or its affiliate will provide the shareholder specialized reports regarding the Fund, performance of the shareholder's investments and market conditions and economic indicators. For such services, each shareholder (and not the Fund) will pay an annual fee calculated as a

20

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2007 (Unaudited)

percentage of the shareholder's net assets in the Fund. The annual fee is 0.20% on the first $25 million of the shareholder's net assets in the Fund, and 0.00% on the shareholder's net assets in the Fund in excess of $25 million.

Pricing & bookkeeping fees. Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and compliance with the Sarbanes-Oxley Act of 2002 and provides oversight of the accounting and financial reporting services provided by State Street.

The Fund is not charged a fee for financial reporting services, accounting services and pricing and bookkeeping services.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement were paid to State Street. The Fund was not charged a fee for pricing and bookkeeping services.

Transfer agent fee. Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts subject to certain limitations and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursements for certain out-of-pocket expenses.

For the six months ended January 31, 2007, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses was less than 0.01% of the Fund's average daily net assets.

Expense limits and fee reimbursements. Columbia has contractually agreed to reimburse the Fund through November 30, 2007 for certain expenses so that the expenses incurred by the Fund, exclusive of interest, taxes and extraordinary expenses, will not exceed 0.40% of the Fund's average daily net assets.

Custody credits. The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

21

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2007 (Unaudited)

Fees paid to officers and trustees. All officers of the Fund are employees of Columbia or its affiliates and with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other. Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended January 31, 2007, the Fund paid $1,465 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5.  Portfolio information

For the six months ended January 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $61,401,782 and $104,103,615, respectively.

Note 6.  Line of credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street Bank. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the six months ended January 31, 2007, the average daily loan balance outstanding on days where borrowings existed was $4,500,000 at a weighted average interest rate of 5.81%.

Note 7.  Shares of beneficial interest

As of January 31, 2007, one account held 87.9% of the Fund's shares outstanding. The account was beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

22

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2007 (Unaudited)

As of January 31, 2007, the Fund also had one account holding 5.5% of the shares outstanding. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8.  Other

For the six months ended January 31, 2007, Columbia voluntarily reimbursed the Fund $2,641 in custody expenses.

Note 9.  Disclosure of significant risks and contingencies

Sector focus. At times, the Fund may have a large portion of its assets invested in a particular group of related industries (sector). During such times, the Fund will have greater exposure to economic and market events affecting such sector than if it were more broadly diversified across sectors.

Foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings Disclosure. On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

23

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

January 31, 2007 (Unaudited)

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court, where the parties will seek court approval of the settlement. The terms of the proposed settlement, if approved, will require payments by the funds' adviser and/or its affiliates, including payment of plaintiffs' attorneys' fees and notice to class members. In the event that the settlement is not approved, the plaintiffs may elect to go forward with their appeal and no opinion is expressed regarding the likely outcome or financial impact of such an appeal on any fund.

24

Board Consideration and Approval of
Investment Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

25

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that then fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering, the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds. The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

26

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

27

Summary of Management Fee Evaluation by
Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

28

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one year performance into a fund-by-fund screen.

29

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

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5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data

31

are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.  Trustees may wish to consider incorporating risk adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

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Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

33

COLUMBIA FUNDS INSTITUTIONAL TRUST

ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

- INVESTMENT ADVISOR -

COLUMBIA MANAGEMENT ADVISORS, LLC
100 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110-2624

- LEGAL COUNSEL -

ROPES & GRAY LLP
ONE INTERNATIONAL PLACE
BOSTON, MASSACHUSETTS 02110-2624

- TRANSFER AGENT -

COLUMBIA MANAGEMENT SERVICES, INC.
P.O. BOX 8081
BOSTON, MASSACHUSETTS 02266-8081

SHC-44/116690-0107 (03/07) 07/36503

A description of the fund's proxy voting policies and procedures is available (i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The fund is offered by prospectus through Columbia Management Distributors, Inc. Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact your Columbia Management representative or visit www.columbiamanagement.com for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Fund distributed by Columbia Management Distributors, Inc.
© 2007 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621

Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)   There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Institutional Trust

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	March 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	March 29, 2007

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	March 29, 2007